May 1, 2002 Prospectus for

Keyport Charter Variable Annuity

Annuities are:
not insured by the FDIC or any other federal government agency;
not a deposit or other obligation of, underwritten or
guaranteed by, the depository institution;
subject to investment risks, including the
possible loss of principal amount invested.

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PROSPECTUS FOR

KEYPORT CHARTER VARIABLE ANNUITY

GROUP AND INDIVIDUAL FLEXIBLE PURCHASE PAYMENT

DEFERRED VARIABLE ANNUITY CONTRACTS

ISSUED BY

VARIABLE ACCOUNT A

OF

KEYPORT LIFE INSURANCE COMPANY

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This prospectus describes the Keyport Charter variable annuity group Contracts and Certificates offered by Keyport Life Insurance Company. The prospectus also offers the Certificates in the form of Individual Contracts, where required by certain states. All discussion of Certificates applies to the Contracts and Individual Contracts unless specified otherwise.

Under the Certificate, you may elect to have value accumulate on a variable or fixed basis. You may also elect to receive periodic annuity payments on either a variable or a fixed basis. This prospectus generally describes only the variable features of the Certificate. For a summary of the Fixed Account and its features, see Appendix A. The Certificates are designed to help you in your retirement planning. You may purchase them on a tax qualified or non-tax qualified basis. Because they are offered on a flexible payment basis, you are permitted to make multiple payments (except in Oregon where they are offered only on a single purchase payment basis). As of the date of this prospectus the Certificate is not available for sale in Oregon. If you live in Oregon, you or your agent should call 1-800-426-3750 to see whether the Certificate has been approved for sale in your state.

We will allocate your purchase payments to the investment options and the Fixed Account in the proportions you choose. The Certificate currently offers thirty-four investment options, each of which is a Sub-account of Variable Account A. Currently, you may choose among the Sub-accounts investing in the following Eligible Funds:

AIM VARIABLE INSURANCE FUNDS, INC.: AIM V.I. Capital Appreciation Fund; AIM V.I. International Growth Fund (formerly AIM V.I. International Equity Fund); and AIM V.I. Premier Equity Fund (formerly AIM V.I. Value Fund)

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.: Growth & Income Portfolio; Premier Growth Portfolio; Technology Portfolio and Worldwide Privatization Portfolio

LIBERTY VARIABLE INVESTMENT TRUST: Colonial High Yield Securities Fund, Variable Series; Colonial Small Cap Value Fund, Variable Series; Colonial Strategic Income Fund, Variable Series; Colonial U.S. Growth & Income Fund, Variable Series; Crabbe Huson Real Estate Investment Fund, Variable Series (not currently available for -investment); Liberty All-Star Equity Fund, Variable Series; Liberty Newport Japan Opportunities Fund, Variable Series (not currently available for -investment); Liberty Select Value Fund, Variable Series; Liberty Value Fund, Variable Series; Liberty S&P 500 Index Fund, Variable Series; Newport Tiger Fund, Variable Series; Rydex Financial Services Fund, Variable Series and Rydex Health Care Fund, Variable Series.

MFS VARIABLE INSURANCE TRUST: MFS Emerging Growth Series; MFS Investors Growth Series; MFS Investors Trust Series; and MFS New Discovery Series

RYDEX VARIABLE TRUST: OTC Fund

STEINROE VARIABLE INVESTMENT TRUST: Liberty Federal Securities Fund, Variable Series; Stein Roe Balanced Fund, Variable Series; Stein Roe Growth Stock Fund, Variable Series; and Stein Roe Money Market Fund, Variable Series

VARIABLE INSURANCE PRODUCTS FUND: Equity Income Portfolio

VARIABLE INSURANCE PRODUCTS FUNDS: Dynamic Capital Appreciation Portfolio and Growth Opportunities Portfolio

WANGER ADVISORS TRUST: Wanger Foreign Forty; Wanger International Small Cap; Wanger Twenty; and Wanger U.S. Small Cap

You may not purchase a Certificate if either you or the Annuitant are over 85 years old before we receive your application. You may not purchase a tax-qualified Certificate if you or the Annuitant are over 75 years old before we receive your application (age 85 applies to Roth IRAs).

The purchase of a Contract or Certificate involves certain risks. Investment performance of the Sub-accounts may vary based on the performance of the related Eligible Funds. We do not guarantee any minimum Certificate Value for amounts allocated to the Sub-accounts. In addition, benefits based on the Fixed Account may be subject to a market value adjustment. As a result, withdrawal benefits, death benefits, settlement values, transfers to Eligible Funds, or periodic income payments may be adjusted upward or downward.

The Variable Account may offer other certificates with different features, fees and charges, and other Sub-accounts which may invest in different or additional mutual funds. Separate prospectuses and statements of additional information will describe other certificates. The agent selling the Certificates has information concerning the eligibility for and the availability of the other certificates.

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This prospectus contains important information about the Contracts and Certificates you should know before investing. You should read it before investing and keep it for future reference. We have filed a Statement of Additional Information ("SAI") with the Securities and Exchange Commission. The current SAI has the same date as this prospectus and is incorporated by reference in this prospectus. You may obtain a free copy by writing us at 125 High Street, Boston, MA 02110, by calling (800) 437-4466, or by returning the postcard on the back cover of this prospectus. A table of contents for the SAI appears on page 55 of this prospectus.

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The date of this prospectus is May 1, 2002.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
	Page
Definitions	3
Summary of Certificate Features	4
Fee Table	6
Examples	10
Explanation of Fee Table and Examples	14
Condensed Financial Information	15
Performance Information	17
Keyport and the Variable Account	187
Purchase Payments and Applications	19
Investments of the Variable Account	19
Allocations of Purchase Payments	19
Eligible Funds	19
Transfer of Variable Account Value	23
Limits on Transfers	23
Substitution of Eligible Funds and Other Variable Account Changes	24
Deductions	24
Deductions for Certificate Maintenance Charge	24
Deductions for Mortality and Expense Risk Charge	25
Deductions for Distribution Charge	25
Deductions for Surrender Charge	25
Deductions for Optional Riders	26
Deductions for Transfers of Variable Account Value	26
Deductions for Premium Taxes	26
Deductions for Income Taxes	27
Total Variable Account Expenses	27
Certificate Value Deductions	27
Other Services	27
The Certificates	30
Variable Account Value	30
Valuation Periods	30
Net Investment Factor	30
Modification of the Certificate	31
Right to Revoke	31
Death Provisions	31
Death of a Covered Person	31
Standard Death Benefit	34
Optional Death Benefits	35
Optional Leveraged Earnings Death Benefit Rider	35
Optional Enhanced Death Benefit Rider	37
Death Benefit During Spousal the Continuation Period	39
Systematic Withdrawal and Systematic Investment Programs	40
Payment of Death Benefit	40
Certificate Ownership	41
Assignment	41
Partial Withdrawals and Surrender	41
Annuity Provisions	42
Annuity Benefits	42
Annuity Option and Income Date	42
Annuity Options	42
Variable Annuity Payment Values	44
Proof of Age, Sex, and Survival of Annuitant	45
Guaranteed Income Benefit Rider	45
Suspension of Payments	48
Tax Status	48
Introduction	48
Taxation of Annuities in General	49
Qualified Plans	51
Tax-Sheltered Annuities	51
Individual Retirement Annuities	52
Corporate Pension and Profit-Sharing Plans	52
Deferred Compensation Plans with Respect to
Service for State and Local Governments	52
Annuity Purchases by Nonresident Aliens	52
Variable Account Voting Privileges	53
Sales of the Certificates	53
Legal Proceedings	54
Inquiries by Certificate Owners	54
Table of Contents--Statement of Additional Information	55
Appendix A--The Fixed Account (also known as the Modified
Guaranteed Annuity Account)	56
Appendix B--Telephone Instructions	60
Appendix C--Systematic Withdrawal Program	61

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DEFINITIONS

Accumulation Unit: A unit of measurement used to calculate Variable Account Value.

Annuitant: The natural person on whose life annuity benefits are based and who will receive annuity payments starting on the Income Date.

Attained Age: The age of an individual, in years, as of their last birthday.

Certificate Anniversary: Each anniversary of the Certificate Date.

Certificate Date: The date when the Certificate becomes effective that is the date when we receive your completed application and initial purchase payment.

Certificate Owner ("you"): The person(s) having the privileges of ownership defined in the Certificate.

Certificate Value: The sum of the Variable Account Value and the Fixed Account Value under your Certificate at a given time.

Certificate Withdrawal Value: The Certificate Value increased or decreased by a market value adjustment that applies to any Fixed Account Value less any premium taxes, certificate maintenance charge and surrender charge.

Certificate Year: Each 12-month period beginning on the Certificate Date and each Certificate Anniversary thereafter.

Company ("we", "us", "our", "Keyport"): Keyport Life Insurance Company.

Covered Person: The person(s) identified in the Certificate whose death may result in an adjustment of Certificate Value, a waiver of any surrender charges and a waiver of any market value adjustment or whose medical stay in a hospital or nursing facility may allow the Certificate Owner to be eligible for either a total or partial waiver of the surrender charge.

Designated Beneficiary: The person designated to receive any death benefits under the Certificate.

Eligible Funds: The underlying mutual funds in which the Variable Account invests.

Fixed Account: Part of our general account into which purchase payments or Certificate Values may be allocated or transferred.

Fixed Account Value: The value of all Fixed Account amounts accumulated under your Certificate prior to the Income Date.

Guarantee Period Anniversary: An anniversary of a Guarantee Period's Start Date.

Guarantee Period Month: The first Guarantee Period Month is the monthly period which begins on the Start Date. Later Guarantee Period Months begin on the same day in the following months.

Guarantee Period Year: The 12-month period which begins on the Start Date. Guarantee Period Years thereafter begin on each Guaranteed Period Anniversary.

In Force: The status of the Certificate before the Income Date so long as:

(1)	it is not totally surrendered,
(2)	the Certificate Value under a Certificate does not go to zero, and
(3)	there has not been a death of the Annuitant or any Certificate Owner that will cause the Certificate to end within at most five years of the date of death.

Income Date: The date on which annuity payments are to begin.

Net Asset Value: The difference between the value of assets and the amount of liabilities.

Non-Qualified Certificate: Any Certificate that is not issued under a Qualified Plan.

Qualified Certificate: Certificates issued under Qualified Plans.

Qualified Plan: A retirement plan which receives special tax treatment under Sections 401, 403(b), 408(b) or 408A of the Internal Revenue Code ("Code") or a deferred compensation plan for a state and local government or another tax exempt organization under Section 457 of the Code.

Start Date: The date money is first allocated to a Guarantee Period of the Fixed Account.

Variable Account: Variable Account A which is a separate investment account of the Company into which purchase payments under the Certificates may be allocated. The Variable Account is divided into Sub-accounts which invest in shares of an Eligible Fund.

Variable Account Value: The value of all Variable Account amounts accumulated under your Certificate prior to the Income Date.

Written Request: A request written on a form satisfactory to us, signed by you and a disinterested witness, and filed at our office.

SUMMARY OF CERTIFICATE FEATURES

This summary does not contain all of the information that may be important to you. You should read the entire prospectus and Statement of Additional Information before deciding to invest. Further, individual state requirements that differ from the information in this prospectus, are described in supplements to this prospectus or in endorsements to the Certificate.

Purchase of the Certificate

You may make multiple purchase payments (except in Oregon). The minimum initial payment is $5,000. For individual retirement annuities the minimum payment is $2,000. (See "Purchase Payments and Applications".)

Investment Choices

You can allocate and reallocate your investment among the Sub-accounts of the Variable Account which in turn invest in the following Eligible Funds:

AIM Variable Insurance Funds, Inc. ("AIM Insurance Funds")

  AIM V.I. Capital Appreciation Fund ("AIM Capital Appreciation")

  AIM V.I. International Growth Fund ("AIM International Growth")

  AIM V.I. Premier Equity Fund ("AIM Premier Equity")

Alliance Variable Products Series Fund, Inc. ("Alliance Series Fund")

  Growth & Income Portfolio ("Alliance Growth & Income")

  Premier Growth Portfolio ("Alliance Premier Growth")

  Technology Portfolio ("Alliance Technology")

  Worldwide Privatization Portfolio ("Alliance Worldwide Privatization")

Liberty Variable Investment Trust ("Liberty Trust")

  Colonial High Yield Securities Fund, Variable Series ("Colonial High Yield Securities")

  Colonial Small Cap Value Fund, Variable Series ("Colonial Small Cap Value")

  Colonial Strategic Income Fund, Variable Series ("Colonial Strategic Income")

  Colonial U.S. Growth & Income Fund, Variable Series ("Colonial U.S. Growth & Income")

  Crabbe Huson Real Estate Investment Fund, Variable Series ("Crabbe Huson Real Estate") (not currently      available for -investment)

  Liberty All-Star Equity Fund, Variable Series ("Liberty All-Star Equity")

  Liberty Newport Japan Opportunities Fund, Variable Series ("Liberty Newport Japan Opportunities") (not      currently available for -investment)

  Liberty S&P 500 Index Fund, Variable Series ("Liberty S&P 500 Index")

  Liberty Select Value Fund, Variable Series ("Liberty Select Value")

  Liberty Value Fund, Variable Series ("Liberty Value")

  Newport Tiger Fund, Variable Series ("Newport Tiger")

  Rydex Financial Services Fund, Variable Series ("Rydex Financial Services")

  Rydex Health Care Fund, Variable Series ("Rydex Health Care")

MFS Variable Insurance Trust ("MFS Trust")

  Emerging Growth Series ("MFS Emerging Growth")

  Investors Growth Stock Series ("MFS Investors Growth Stock")

  Investors Trust Series ("MFS Investors Trust")

  New Discovery Series ("MFS New Discovery")

Rydex Variable Trust ("Rydex Trust")

  OTC Fund ("Rydex OTC")

SteinRoe Variable Investment Trust ("SteinRoe Trust")

  Liberty Federal Securities Fund, Variable Series ("Liberty Federal Securities")

  Stein Roe Balanced Fund, Variable Series ("Stein Roe Balanced")

  Stein Roe Growth Stock Fund, Variable Series ("Stein Roe Growth Stock")

  Stein Roe Money Market Fund, Variable Series ("Stein Roe Money Market")

Variable Insurance Products Fund ("Fidelity VIP Fund")

  Equity Income Portfolio ("Fidelity VIP Equity-Income")

Variable Insurance Products Funds ("Fidelity VIP Funds")

  Dynamic Capital Appreciation Portfolio ("Fidelity VIP Dynamic Capital Appreciation")

  Growth Opportunities Portfolio ("Fidelity VIP Growth Opportunities")

Wanger Advisors Trust ("Wanger Trust")

  Wanger Foreign Forty Fund ("Wanger Foreign Forty")

  Wanger International Small Cap Fund ("Wanger International Small Cap")

  Wanger Twenty Fund ("Wanger Twenty")

  Wanger U.S. Small Cap Fund ("Wanger U.S. Small Cap")

Fees and Charges

Please see "Fee Table", "Explanation of Fee Table and Examples" and "Deductions".

Federal Income Taxes

You will not pay federal income taxes on the increases in the value of your Certificate until you make a withdrawal, such as a lump sum payment or annuity payment, or make a gift or assignment. Some withdrawals may also be subject to a 10% federal penalty tax. (See "Tax Status".)

Right to Revoke

Generally, you may revoke the Certificate by returning it to us within 10 days after you receive it. For most states, we will refund your Certificate Value as of the date we receive the returned Certificate. You will bear the investment risk during the revocation period. In other states, we will return purchase payments. (See "Right to Revoke".)

FEE TABLE

Certificate Owner Transaction Expenses
Sales Load Imposed on Purchases:	0%
Maximum Surrender Charge
(as a percentage of purchase payments):	7%
Years from Date of Payment	Sales Charge
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	1%
8 or later	0%
Maximum Total Certificate Owner Transaction Expenses
(as a percentage of purchase payments):	7%

Annual Certificate Maintenance Charge:	$36

Maximum Transfer Charge (currently $0):	$25*

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Variable Account Annual Expenses

(as a percentage of average net assets)

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Mortality and Expense Risk Charge:	1.25%
Distribution Charge:	.15%
Total Variable Account Annual Expenses:	1.40%

Charge for Optional Guaranteed Income Benefit Rider:	.35%
(as a percentage of rider's benefit base amount)

Charge for Optional Enhanced Death Benefit Rider:	.10%
(as a percentage of rider's benefit base amount; if you
elect both riders the charge is reduced to .05% but it
will return to .10% if you later revoke the guaranteed
income benefit rider)

Charge for Optional Leveraged Earnings Death Benefit Rider:	.15%
(as a percentage of rider's benefit base amount)

___________________________________________________________________________

*Applicable to each transfer after the first twelve transfers in each Certificate Year. We are currently waiving this fee. See "Deductions for Transfers of Variable Account Value".

AIM Insurance Funds, Alliance Series Fund, Fidelity VIP Fund, Fidelity VIP Funds, Liberty Trust,

MFS Trust, Rydex Trust, SteinRoe Trust and Wanger Trust1

(Numbers in Parentheses Represent Expenses After Any Fee Waivers and/or Expense Reimbursements)2

(as a percentage of average net assets)
	Management	Rule 12b-1	Other	Total Fund
Fund	Fees	Fees	Expenses	Operating Expenses

AIM Capital Appreciation	.61%		.24%	.85%
AIM International Growth	.73%		.32%	1.05%
AIM Premier Equity	.60%		.25%	.85%
Alliance Growth & Income[3]	.63%	.25%	.04%	.92%
Alliance Premier Growth[3]	1.00%	.25%	.04%	1.29%
Alliance Technology[3]	1.00%	.25%	.08%	1.33%
Alliance Worldwide Privatization[3]	1.00%(.46%)	.25%	.68%(.49%)	1.93%(1.20%)
Fidelity VIP Dynamic Capital Appreciation[3]	.58%	.25%	2.94%(.92%)	3.77%(1.75%)
Fidelity VIP Equity-Income[3]	.48%	.25%	.11%	.84%
Fidelity VIP Growth Opportunities[3]	.58%	.25%	.12%	.95%
Colonial High Yield Securities[3]	.60%	.25%(.02%)	.33%	1.18%(0.95%)
Colonial Small Cap Value[3]	.80%	.25%(.00%)	.52%(.30%)	1.57%(1.10%)
Colonial Strategic Income[3]	.65%	.25%(.15%)	.20%	1.10%(1.00%)
Colonial U.S. Growth & Income[3]	.80%	.25%(.04%)	.16%	1.21%(1.00%)
Crabbe Huson Real Estate[3]	1.00%	.25%	2.00%(.20%)	3.25%(1.45%)
Liberty All-Star Equity[3]	.80%	.25%(.00%)	.20%	1.25%(1.00%)
Liberty Newport Japan Opportunities[3]	1.20%	.25%(.00%)	3.58%(.65%)	5.03%(1.85%)
Liberty S&P 500 Index[3]	.40%	.25%(.00%)	.63%(.35%)	1.28%(0.75%)
Liberty Select Value[3]	.70%	.25%(.00%)	.88%(.40%)	1.83%(1.10%)
Liberty Value[3]	.65%	.25%	.16%	1.06%
Newport Tiger[3]	.90%	.25%	.41%	1.56%
Rydex Financial Services[3]	.85%	.25%(.00%)	1.92%(.60%)	3.02%(1.45%)
Rydex Health Care[3]	1.00%	.25%(.00%)	1.36%(.60%)	2.61%(1.60%)
MFS Emerging Growth[3]	.75%	.25%	.12%	1.12%
MFS Investors Growth Stock[3]	.75%	.25%	.17%	1.17%
MFS Investors Trust[3]	.75%	.25%	.15%	1.15%
MFS New Discovery[3]	.90%	.25%	.19%(.16%)	1.34%(1.31%)
Rydex OTC	.75%		.71%	1.46%
Liberty Federal Securities[3]	.55%	.25%(.21%)	.14%	.94%(.90%)
Stein Roe Balanced[3]	.60%	.25%(.19%)	.11%	.96%(.90%)
Stein Roe Growth Stock[3]	.65%	.25%(.19%)	.11%	1.01%(.95%)
Stein Roe Money Market	.50%		.06%	.56%
Wanger Foreign Forty	1.00%		.45%	1.45%
Wanger International Small Cap	1.24%		.19%	1.43%
Wanger Twenty	.95%		.38%	1.33%
Wanger U.S. Small Cap	.94%		.05%	.99%

THE ABOVE EXPENSES FOR THE ELIGIBLE FUNDS WERE PROVIDED BY THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

Crabbe Huson Real Estate and Liberty Newport Japan Opportunities are not currently available for investment.

1All Trust and Fund expenses are for 2001. The AIM Insurance Funds, Alliance Series Fund, Fidelity Portfolios, Liberty Trust, MFS Trust, Rydex Trust, SteinRoe Trust and Wanger Trust reflect the Fund's or Trust's manager's agreement to waive fees or reimburse expenses above certain limits (see footnote 2).

2The manager of AIM Insurance Funds may from time to time waive all or a portion of its advisory fees and/or assume certain expenses of the Eligible Funds. Fee waivers or reductions, other than those contained in the AIM Insurance Funds' advisory agreement, may be modified or terminated at any time. The AIM Insurance Funds' manager did not waive advisory fees or assume expenses in 2001.

The manager of Alliance Series Fund has agreed to continue voluntary expense reimbursements for Alliance Worldwide Privatization for the foreseeable future. Each percentage shown in the parentheses is what the expenses were with expense reimbursement: for Alliance Worldwide Privatization--.46% for management fees, .49% for other expenses and 1.20% for total expenses.

The manager of Fidelity Portfolios has agreed to reimburse total operating expenses, excluding interest, taxes, brokerage and extraordinary expenses, in excess of 1.75% of the average net assets of Fidelity VIP Dynamic Capital Appreciation. This arrangement can be discontinued by the fund's manager at any time. Each percentage shown in the parentheses is what the expenses were with expense reimbursement: for Fidelity VIP Dynamic Capital Appreciation -- .92% for other expenses and 1.75% for total expenses. Actual expenses for Fidelity VIP Equity-Income and Fidelity VIP Growth Opportunities were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.

The manager and distributor of Liberty Trust have agreed to reimburse all incurred Fund expenses, including management fees, but excluding interest, taxes, brokerage, and extraordinary expenses, in excess of the following percentage of average net assets of each Eligible Fund: 1.00% for Liberty Value, Colonial Strategic Income, Colonial U.S. Growth & Income and Liberty All-Star Equity; 1.10% for Colonial Small Cap Value and Liberty Select Value; 1.45% for Crabbe Huson Real Estate and Rydex Financial Services; 1.75% for Newport Tiger; .95% for Colonial High Yield Securities; .75% for Liberty S&P 500 Index; 1.60% for Rydex Health Care; and 1.85% for Liberty Newport Japan Opportunities. To the extent a Fund's expenses are in excess of the applicable limitation up to .25%, the distributor will reimburse the Fund out of its 12b-1 fees (except for Crabbe Huson Real Estate). To the extent such expenses exceed the applicable limitation by more than .25%, the manager will reimburse the Fund for the portion over .25% from Other Expenses first and then, to the extent necessary, from Management Fees. The following percentages are what expenses were with expense reimbursement: for Colonial High Yield Securities--.02% for 12b-1 fees and .95% for total expenses; for Colonial Small Cap Value--.00% for 12b-1 fees, .30% for other expenses and 1.10% for total expenses; for Colonial Strategic Income--.15% for 12b-1 fees and 1.00% for total expenses; for Colonial U.S. Growth & Income--.04% for 12b-1 fees and 1.00% for total expenses; for Crabbe Huson Real Estate--.20% for other expenses and 1.45% for total expenses; for Liberty All-Star Equity--.00% for 12b-1 fees and 1.00% for total expenses; for Liberty Newport Japan Opportunities--.00% for 12b-1 fees, .65% for other expenses and 1.85% for total expenses; for Liberty S&P 500 Index--.00% for 12b-1 fees, .35% for other expenses and .75% for total expenses; for Liberty Select Value--.00% for 12b-1 fees, .40% for other expenses and 1.10% for total expenses; for Rydex Financial Services--.00% for 12b-1 fees, .60% for other expenses and 1.45% for total expenses; for Rydex Health Care--.00% for 12b-1 fees, .60% for other expenses and 1.60% for total expenses. The Liberty Trust's manager and distributor were not required to reimburse expenses in 2001 for Liberty Value and Newport Tiger.

The manager of MFS Trust has contractually agreed, subject to reimbursement, to bear the series' expenses such that "Other Expenses", minus any amount received from the series' custodian under the expense offset arrangement described below, do not exceed 0.15% annually for MFS New Discovery Series. These contractual fee arrangements will continue until at least May 1, 2003, unless changed with the consent of the board of trustees which oversees the series. The following percentages are estimates of what the expenses would be with reimbursement by the manager of MFS Trust, but without the expense offset provided by the custodian: for MFS New Discovery--.16% for other expenses and 1.31% for total expenses. Each series of MFS Trust has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The series may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Other Expenses" would be lower, and total expenses for service class shares would be estimated to be: 1.11% for Emerging Growth Series; 1.30% for New Discovery Series; 1.14% for Investors Trust Series; and 1.15% for Investors Growth Stock Series. The total expenses for the New Discovery Series shown in the previous sentence reflect both the expense offset arrangement with the custodian and reimbursement by the manager.

The investment adviser and servicer to the Rydex Variable Trust may from time to time volunteer to waive fees and/or reimburse expenses. For the period ending December 31, 2001, there were no waivers or reimbursements.

The manager and distributor of SteinRoe Trust have agreed to reimburse all expenses, including management fees, in excess of the following percentage of the average net assets of the following Eligible Funds: for Stein Roe Balanced--.90%; for Stein Roe Growth Stock--.95%; for Liberty Federal Securities--.90%; and for Stein Roe Money Market--.65%. To the extent a Fund's expenses are in excess of the applicable limitation up to .25%, the distributor will reimburse the Fund out of its 12b-1 fees. To the extent such expenses exceed the applicable limitation by more than .25%, the manager will reimburse the Fund for the portion over .25% from Other Expenses first and then, to the extent necessary, from Management Fees. The following percentages are what expenses were with expense reimbursement: for Liberty Securities--.21% for 12b-1 fees and .90% for total expenses; for Stein Roe Balanced--.19% for 12b-1 fees and .90% for total expenses; for Stein Roe Growth Stock--.19% for 12b-1 fees and .95% for total expenses. The SteinRoe Trust's manager and distributor were not required to reimburse expenses in 2001 for Stein Roe Money Market.

The manager of Wanger Trust has agreed to reimburse total operating expenses in excess of the following percentage of average net assets of the following Eligible Funds: 1.35% for Wanger Twenty; 1.45% for Wanger Foreign Forty and 2.00% for Wanger International Small Cap and Wanger U.S. Small Cap. The Wanger Trust's manager did not reimburse any expenses in 2001.

3The Eligible Fund has a distribution plan or "Rule 12b-1 Plan" which is described in the Fund's prospectus.

EXAMPLES

Example #1. For a Certificate that includes the three optional riders, if you surrender it at the end of the periods shown you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets. The example assumes that the fee waivers and expense reimbursements described above continue throughout the period shown.

Sub-account	1 year	3 years	5 years	10 years
AIM Capital Appreciation	$ 98	$142	$199	$402
AIM International Growth	100	148	210	426
AIM Premier Equity	98	142	199	402
Alliance Growth & Income	99	144	203	410
Alliance Premier Growth	103	155	222	455
Alliance Technology	103	156	225	460
Alliance Worldwide Privatization	102	152	218	444
Fidelity VIP Dynamic Capital Appreciation	107	169	246	509
Fidelity VIP Equity-Income	98	142	198	401
Fidelity VIP Growth Opportunities	99	145	204	414
Colonial High Yield Securities	99	145	204	414
Colonial Small Cap Value	101	149	212	432
Colonial Strategic Income	100	146	207	420
Colonial U.S. Growth & Income	100	146	207	420
Crabbe Huson Real Estate	104	160	231	474
Liberty All-Star Equity	100	146	207	420
Liberty Newport Japan Opportunities	108	172	252	520
Liberty S&P 500 Index	97	139	193	389
Liberty Select Value	101	149	212	432
Liberty Value	100	148	210	427
Newport Tiger	105	163	237	487
Rydex Financial Services	104	160	231	474
Rydex Health Care	106	164	239	491
MFS Emerging Growth	101	150	214	435
MFS Investors Growth Stock	102	151	216	441
MFS Investors Trust	101	151	215	438
MFS New Discovery	103	156	224	457
Rydex OTC	104	160	231	474
Liberty Federal Securities	99	143	202	408
Stein Roe Balanced	99	143	202	408
Stein Roe Growth Stock	99	145	204	414
Stein Roe Money Market	95	133	183	366
Wanger Foreign Forty	104	160	231	474
Wanger International Small Cap	104	159	230	472
Wanger Twenty	103	156	225	460
Wanger U.S. Small Cap	100	146	207	419

Example #2. For a Certificate that includes the three optional riders, if you annuitize it or if you do not surrender it at the end of the periods shown, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets. The example assumes that the fee waivers and expense reimbursements described above continue throughout the period shown.

Sub-account	1 year	3 years	5 years	10 years
AIM Capital Appreciation	$23	$ 87	$162	$402
AIM International Growth	25	93	173	426
AIM Premier Equity	23	87	162	402
Alliance Growth & Income Bond	23	89	165	410
Alliance Premier Growth	27	101	186	455
Alliance Technology	27	102	188	460
Alliance Worldwide Privatization	26	98	181	444
Fidelity VIP Dynamic Capital Appreciation	32	115	210	509
Fidelity VIP Equity-Income	22	87	161	401
Fidelity VIP Growth Opportunities	24	90	167	414
Colonial High Yield Securities	24	90	167	414
Colonial Small Cap Value	25	95	175	432
Colonial Strategic Income	24	92	170	420
Colonial U.S. Growth & Income	24	92	170	420
Crabbe Huson Real Estate	28	106	194	474
Liberty All-Star Equity	24	92	170	420
Liberty Newport Japan Opportunities	32	118	215	520
Liberty S&P 500 Index	22	84	156	389
Liberty Select Value	25	95	175	432
Liberty Value	25	94	173	427
Newport Tiger	30	109	200	487
Rydex Financial Services	28	106	194	474
Rydex Health Care	30	110	202	491
MFS Emerging Growth	25	95	176	435
MFS Investors Growth Stock	26	97	179	441
MFS Investors Trust	26	96	178	438
MFS New Discovery	27	101	187	457
Rydex OTC	28	106	194	474
Liberty Federal Securities	23	89	164	408
Stein Roe Balanced	23	89	164	408
Stein Roe Growth Stock	24	90	167	414
Stein Roe Money Market	20	78	146	366
Wanger Foreign Forty	28	106	194	474
Wanger International Small Cap	28	105	193	472
Wanger Twenty	27	102	188	460
Wanger U.S. Small Cap	24	91	169	419

Example #3. For a Certificate that does not include the three optional riders, if you surrender it at the end of the periods shown, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets. The example assumes that the fee waivers and expense reimbursements described above continue throughout the period shown.

Sub-account	1 year	3 years	5 years	10 years
AIM Capital Appreciation	$ 93	$123	$164	$326
AIM International Growth	95	129	175	351
AIM Premier Equity	93	123	164	326
Alliance Growth & Income Bond	93	125	168	335
Alliance Premier Growth	97	137	189	381
Alliance Technology	97	138	191	386
Alliance Worldwide Privatization	96	134	184	370
Fidelity VIP Dynamic Capital Appreciation	102	150	213	436
Fidelity VIP Equity-Income	92	123	164	325
Fidelity VIP Growth Opportunities	94	126	170	339
Colonial High Yield Securities	94	126	170	339
Colonial Small Cap Value	95	131	178	357
Colonial Strategic Income	94	128	173	345
Colonial U.S. Growth & Income	94	128	173	345
Crabbe Huson Real Estate	98	141	197	400
Liberty All-Star Equity	94	128	173	345
Liberty Newport Japan Opportunities	103	153	218	447
Liberty S&P 500 Index	92	120	159	313
Liberty Select Value	95	131	178	357
Liberty Value	95	130	176	352
Newport Tiger	100	145	203	413
Rydex Financial Services	98	141	197	400
Rydex Health Care	100	146	205	418
MFS Emerging Growth	95	131	179	360
MFS Investors Growth Stock	96	133	182	366
MFS Investors Trust	96	132	181	364
MFS New Discovery	97	137	190	383
Rydex OTC	98	141	197	400
Liberty Federal Securities	93	125	167	332
Stein Roe Balanced	93	125	167	332
Stein Roe Growth Stock	94	126	170	339
Stein Roe Money Market	90	115	148	289
Wanger Foreign Forty	98	141	197	400
Wanger International Small Cap	98	141	196	398
Wanger Twenty	97	138	191	386
Wanger U.S. Small Cap	94	128	172	344

Example #4. For a Certificate that does not include the three optional riders, if you annuitize it or if you do not surrender it at the end of the periods shown, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets. The example assumes that the fee waivers and expense reimbursements described above continue throughout the period shown.

Sub-account	1 year	3 years	5 years	10 years
AIM Capital Appreciation	$23	$ 74	$134	$326
AIM International Growth	25	81	145	351
AIM Premier Equity	23	74	134	326
Alliance Growth & Income Bond	23	77	138	335
Alliance Premier Growth	27	88	159	381
Alliance Technology	27	90	161	386
Alliance Worldwide Privatization	26	85	154	370
Fidelity VIP Dynamic Capital Appreciation	32	103	184	436
Fidelity VIP Equity-Income	22	74	134	325
Fidelity VIP Growth Opportunities	24	78	140	339
Colonial High Yield Securities	24	78	140	339
Colonial Small Cap Value	25	82	148	357
Colonial Strategic Income	24	79	143	345
Colonial U.S. Growth & Income	24	79	143	345
Crabbe Huson Real Estate	28	93	167	400
Liberty All-Star Equity	24	79	143	345
Liberty Newport Japan Opportunities	32	106	189	447
Liberty S&P 500 Index	22	71	129	313
Liberty Select Value	25	82	148	357
Liberty Value	25	81	146	352
Newport Tiger	30	97	173	413
Rydex Financial Services	28	93	167	400
Rydex Health Care	30	98	176	418
MFS Emerging Growth	25	83	149	360
MFS Investors Growth Stock	26	85	152	366
MFS Investors Trust	26	84	151	364
MFS New Discovery	27	89	160	383
Rydex OTC	28	93	167	400
Liberty Federal Securities	23	76	137	332
Stein Roe Balanced	23	76	137	332
Stein Roe Growth Stock	24	78	140	339
Stein Roe Money Market	20	65	118	289
Wanger Foreign Forty	28	93	167	400
Wanger International Small Cap	28	93	166	398
Wanger Twenty	27	90	161	386
Wanger U.S. Small Cap	24	79	142	344

EXPLANATION OF FEE TABLE AND EXAMPLES

The purpose of the fee table is to illustrate the expenses you may directly or indirectly bear under a Certificate. The table reflects expenses of the Variable Account (including the combined charge for both optional riders) as well as the Eligible Funds. You should read "Deductions" in this prospectus and the sections relating to expenses of the Eligible Funds in their prospectuses. The fee table and examples do not include any taxes or tax penalties you may be required to pay if you surrender your Certificate.

We deduct surrender charges only if you totally or partially surrender the Certificate. You will not incur a surrender charge in the following instances:

o

In the first Certificate Year, you may withdraw an aggregate amount up to the Certificate's earnings. Earnings equal the Certificate Value at the time of withdrawal less purchase payments not previously withdrawn.

o	In the second and later Certificate Years you may withdraw:
(a) earnings, and
(b) an amount up to
(i) 10% of the Certificate Value as of the preceding Certificate Anniversary,
(ii) less earnings.

The examples assume you did not make any transfers. We reserve the right to impose a transfer fee after we notify you. Currently, we do not impose any transfer fee. Premium taxes are not shown. We deduct the amount of any premium taxes (which range from 0% to 3.5%) from Certificate Value upon full surrender, death or annuitization.

We waive the certificate maintenance charge on the first Certificate Anniversary and in certain other instances. The Examples assume that the annual certificate maintenance charge is waived for the entire period shown.

The fee table and examples should not be considered a representation of past or future expenses and charges of the Sub-accounts. Your actual expenses may be greater or less than those shown. Similarly, the 5% annual rate of return assumed in the example is not an estimate or a guarantee of future investment performance. See "Deductions" in this prospectus, "Fund Management" in the prospectus for AIM Insurance Funds, "Management of the Portfolios" in the prospectus for Alliance Series Fund, "Operating Expenses" in the prospectus for Fidelity Portfolios, "Trust Management Organizations" in the prospectus for Liberty Trust, "Expense Summary" in the prospectus for MFS Trust, "Management of the Fund" in the prospectus for Rydex Trust, "Trust Management Organizations" in the prospectuses for SteinRoe Trust and Wanger Trust.

CONDENSED FINANCIAL INFORMATION
	Accumulation Unit Values*

	Accumulation	Accumulation	Number of
	Unit Value	Unit Value	Accumulation
	Beginning	End	Units End
Sub-Account	of Year**	of Year	of Year	Year

AIM Capital Appreciation	$13.898	$10.514	893,643	2001
	16.164	13.898	458,646	2000

AIM International Growth	11.095	8.366	1,789,112	2001
	13.148	11.095	581,743	2000

AIM Premier Equity	9.488	7.683	1,435,505	2001
	11.103	9.488	562,144	2000

Alliance Growth and Income	10.707	10.574	2,126,439	2001
	10.488	10.707	524,817	2000

Alliance Premier Growth	9.432	7.683	2,729,221	2001
	11.570	9.432	1,275,915	2000

Alliance Technology	11.525	8.472	997,174	2001
	16.445	11.525	512,890	2000

Alliance Worldwide Privatization	8.274	6.749	74,227	2001
	10.000	8.274	25,489	2000

Fidelity VIP Dynamic Capital Appreciation	11.065	9.338	19,017	2001

Fidelity VIP Equity-Income	10.761	10.057	1,244,295	2001
	10.000	10.761	336,161	2000

Fidelity VIP Growth Opportunities	8.334	7.015	1,092,408	2001
	10.000	8.334	422,661	2000

Colonial High Yield Securities	8.845	8.477	572,392	2001
	9.393	8.845	82,044	2000

Colonial Small Cap Value	10.544	11.354	543,908	2001
	9.196	10.544	246,843	2000

Colonial Strategic Income	14.075	14.387	835,046	2001
	14.004	14.075	150,792	2000

Colonial U.S. Growth & Income	27.774	27.211	584,979	2001
	27.420	27.774	103,707	2000

Crabbe Huson Real Estate	10.198	11.506	51,174	2001
	9.514	10.198	24,471	2000

Liberty All-Star Equity	9.956	8.559	339,822	2001
-	13.309	9.956	193,951	2000

Liberty Newport Japan Opportunities	6.746	4.516	8,249	2001
	10.000	6.746	12,291	2000

Liberty S&P 500 Index	8.926	7.732	2,018,057	2001
	10.000	8.926	548,661	2000

Liberty Select Value	10.530	10.744	975,701	2001
	10.000	10.530	125,193	2000

Liberty Value	25.303	24.843	219,432	2001
	23.383	25.303	38,187	2000

Newport Tiger	10.888	8.948	107,913	2001
	12.019	10.888	51,341	2000

Rydex Financial Services	12.121	10.501	216,705	2001
	10.000	12.121	77,531	2000

Rydex Health Care	11.080	9.620	435,833	2001
	10.000	11.080	138,920	2000

MFS Emerging Growth	21.340	13.969	497,244	2001
	25.193	21.340	199,105	2000

MFS Investors Growth Stock	8.795	6.519	1,368,254	2001
	10.000	8.795	521,716	2000

MFS Investors Trust	9.678	8.007	1,001,256	2001
	10.000	9.678	263,346	2000

MFS New Discovery	9.109	8.510	554,001	2001
	10.000	9.109	249,294	2000

Rydex OTC	5.826	3.724	839,789	2001
	10.000	5.826	283,680	2000

Liberty Federal Securities	20.470	21.551	1,388,903	2001
	19.020	20.470	266,979	2000

Stein Roe Balanced	29.424	26.290	1,157,409	2001
	29.843	29.424	348,981	2000

Stein Roe Growth Stock	52.458	38.908	564,532	2001
	62.409	52.458	271,038	2000

Stein Roe Money Market	15.437	15.774	2,454,182	2001
	15.017	15.437	747,684	2000

Wanger Foreign Forty	9.697	7.017	190,887	2001
	10.000	9.697	15,678	2000

Wanger International Small Cap	8.931	6.944	754,869	2001
	10.000	8.931	27,214	2000

Wanger Twenty	10.393	11.180	364,884	2001
	10.000	10.393	30,152	2000

Wanger U.S. Small Cap	10.541	11.578	1,179,999	2001
	10.000	10.541	40,017	2000

Crabbe Huson Real Estate and Liberty Newport Japan Opportunities are not currently available for investment.

* Accumulation Unit Values are rounded to the nearest tenth of a cent and numbers of accumulation units are rounded to the nearest whole number.

** Each value is as of June 1, 2000 which is the date the Eligible Fund Sub-account first became available except for the Wanger Eligible Fund Sub-accounts which became available on October 16, 2000 and Fidelity VIP Dynamic Capital Appreciation Fund Sub-account which became available May 1, 2001.

The full financial statements for the Variable Account and Keyport are in the Statement of Additional Information.

PERFORMANCE INFORMATION

We may from time to time advertise certain performance information concerning the Sub-accounts.

Performance information is not an indicator of either past or future performance of a Certificate.

We may advertise total return information for the Sub-accounts for various periods of time. Total return performance information is based on the overall percentage change in value of a hypothetical investment in the Sub-account over a given period of time.

Average annual total return information shows the average annual compounding change percentage change applied to the value of an investment in the Sub-account from the beginning of the measuring period to the end of that period. Average annual total return reflects historical investment results, less all Sub-account and Certificate charges and deductions as required by certain regulatory rules. This calculation also reflects any surrender charge that would apply if you surrendered the Certificate at the end of each period indicated. We do not deduct premium taxes or any charges for optional benefits from average annual total return. Average annual total return would be less if these charges were deducted.

In order to calculate average annual total return, we divide the change in value of a Sub-account under a Certificate surrendered on a particular date by a hypothetical $1,000 investment in the Sub-account. We then annualize the resulting total rate for the period to obtain the average annual compounding percentage change during the period.

We also may present, along with any current required performance information, additional non-standardized total return information that is computed on a different basis:

o

First, we may present total return information as described above, except for the deduction of the surrender charge. This presentation assumes that the investment in the Certificate continues beyond the period when the surrender charge applies. This is consistent with the long-term investment and retirement objectives of the Certificate. The total return percentage will be higher using this method than the standard method described above.

o

Second, we may present total return information as described above, except that there are no Certificate deductions for the surrender charge, the certificate maintenance charge and premium taxes. Because these charges are not deducted, the calculation is simplified. We divide the change in a Sub-account's Accumulation Unit value over a specified time period by the Accumulation Unit value of that Sub-account at the beginning of the period. This computation results in a 12-month change rate. For longer periods it is a total rate for the period. We annualize the total rate in order to obtain the average annual percentage change in the Accumulation Unit value for that period. The percentages would be less if the surrender charge and certificate maintenance charge were included.

o

Third, certain of the Eligible Funds have been available for other variable annuity contracts prior to the beginning of the offering of the Certificates described in this prospectus. Any performance information for such periods will be based on the historical results of the Eligible Funds and applying the fees and charges of the Certificate for the specified time periods.

The Stein Roe Money Market Sub-account is a money market Sub-account that also may advertise yield and effective yield information. The yield of the Sub-account refers to the income generated by an investment in the Sub-account over a specifically identified seven-day period. We annualize this income by assuming that the amount of income generated by the investment during that week is generated each week over a 52-week period. It is shown as a percentage. The yield reflects the deduction of all charges assessed against the Sub-account and a Certificate but does not include surrender charges and premium tax charges. The yield would be lower if these charges were included.

We calculate the effective yield of the Stein Roe Money Market Sub-account in a similar manner but, when annualizing the yield, we assume income earned by the Sub-account is reinvested. This compounding effect causes effective yield to be higher than yield.

We may provide to you and prospective Contract Owners advertising and other information on a variety of topics. Such topics may include the relationship between certain economic sectors and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation). Such topics may also include, the advantages and disadvantages of investing in tax-advantaged and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Certificates and the characteristics of and market for such alternatives.

KEYPORT AND THE VARIABLE ACCOUNT

We were incorporated in Rhode Island in 1957 as a stock life insurance company. Our executive office is at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481 and our administrative office is at 125 High Street, Boston, Massachusetts 02110. Our home office is at 695 George Washington Highway, Lincoln, Rhode Island 02865.

We write individual life insurance and individual and group annuity contracts that are "non-participating". That is, we do not pay dividends or benefits based on our financial performance. We are licensed to do business in all states except New York and are also licensed in the District of Columbia and the Virgin Islands. We are rated A+ (Superior) by A.M. Best and Company, independent analysts of the insurance industry. Standard & Poor's ("S&P") rates us AA+ (with negative outlook) for very strong financial security, Moody's rates us Aa2 (with positive outlook) for excellent financial strength and Fitch rates us AA (with positive outlook) for strong financial strength. The Best's A+ rating is the second highest rating level out of 16 rating levels. The S&P AA+ rating is the second highest rating level out of 21 rating levels. The Moody's Aa2 rating is the third highest rating level out of 21 rating levels. The Fitch AA rating is the third highest rating level out of 24 rating levels. These ratings reflect the opinion of the rating company as to our relative financial strength and ability to meet contractual obligations to our policyholders. Even though we hold the assets in the Variable Account separately from our other assets, our ratings may still be relevant to you since not all of our contractual obligations relate to payments based on those segregated assets.

We are a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may use the IMSA logo and membership in IMSA in advertisements. Being a member means that we have chosen to participate in IMSA's Life Insurance Ethical Market Conduct Program.

-We are an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada, ("Sun Life Assurance"), a multi-line insurance and financial services institution. We were acquired by Sun Life Assurance in November 2001 from Liberty Financial Companies, Inc., a subsidiary of Liberty Mutual Insurance Company of Boston, Massachusetts. We are ultimately controlled by Sun Life Financial Services of Canada, Inc. ("Sun Life Financial"), a corporation organized in Canada, that is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, London and Philippines stock exchanges.

We established the Variable Account pursuant to the provisions of Rhode Island Law on January 30, 1996. The Variable Account meets the definition of "separate account" under the federal securities laws. The Variable Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. Such registration does not mean the Securities and Exchange Commission supervises us or the management of the Variable Account.

Obligations under the Certificates are our obligations. Although the assets of the Variable Account are our property, these assets are held separately from our other assets and are not chargeable with liabilities arising out of any other business we may conduct. Income, capital gains and/or capital losses, whether or not realized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to the income, capital gains, and/or capital losses arising out of any other business we may conduct.

PURCHASE PAYMENTS AND APPLICATIONS

The initial purchase payment is due on the Certificate Date. The minimum initial purchase payment is $5,000 and $2,000 for individual retirement annuities. You may make additional purchase payments. Each subsequent purchase payment must be at least $1,000 or any lesser amount we may permit, which is currently $250. For payments made under the systematic investment program, the minimum is $50. We may reject any purchase payment or any application. Purchase payments are allocated to a Certificate based on the applicable Sub-account accumulation unit value(s) next determined after we receive it.

If your application for a Certificate is complete and amounts are to be allocated to the Variable Account, we will apply your initial purchase payment to the Variable Account within two business days of receipt. If the application is incomplete, we will notify you and try to complete it within five business days. If it is not complete at the end of this period, we will inform you of the reason for the delay. The purchase payment will be returned immediately unless you specifically consent to our keeping the purchase payment until the application is complete. Once the application is complete, the purchase payment will be applied within two business days of its completion.

We will send you a written notification showing the allocation of all purchase payments and the re-allocation of values after any transfer you have requested. You must notify us immediately of any error. You may contact our Client Service Department at (800) 367-3653. If you fail to notify us within 60 days, we will not assume responsibility for correcting the error.

We will permit others to act on your behalf in certain instances, including:

o	we will accept an application for a Certificate signed by an attorney-in-fact if we receive a copy of the power of attorney with the application.
o	we will issue a Certificate to replace an existing life insurance or annuity policy that we or an affiliated company issued even though we did not previously receive a signed application from you.

Certain dealers or other authorized persons such as employers and Qualified Plan fiduciaries may inform us of your responses to application questions by telephone or by order ticket and cause the initial purchase payment to be paid to us. If the information is complete, we will issue the Certificate. We will send you the Certificate and a letter so you may review the information and notify us of any errors. We may request you to confirm that the information is correct by signing a copy of the letter or a Certificate delivery receipt. We will send you a written notice confirming all purchases. Our liability under any Certificate relates only to amounts so confirmed.

INVESTMENTS OF THE VARIABLE ACCOUNT

Allocations of Purchase Payments

We will invest your purchase payments you applied in the Sub-accounts you have chosen. Your selection must specify the percentage of the purchase payment that is allocated to each Sub-account or must specify the asset allocation model you select. (See "Other Services, The Programs".) The percentage for each Sub-account, if not zero, must be at least 5% and a whole number. You may change the allocation percentages without fee, penalty or other charge. You must notify us in writing of your allocation changes unless you, your attorney-in-fact, or another authorized person have given us written authorization to accept telephone allocation instructions. By allowing us to accept telephone changes, you agree to accept our current conditions and procedures. The current conditions and procedures are in Appendix B. We will notify you of any changes in advance.

The Variable Account is segmented into Sub-accounts. Each Sub-account contains the shares of one of the Eligible Funds and such shares are purchased at net asset value. We may add or withdraw Eligible Funds and Sub-accounts as permitted by applicable law.

Eligible Funds

The Eligible Funds are the separate funds listed within the AIM Insurance Funds, Alliance Series Fund, Fidelity Portfolios, Liberty Trust, MFS Trust, Rydex Trust, SteinRoe Trust and Wanger Trust. Keyport and the Variable Account may enter into agreements with other mutual funds for the purpose of making such mutual funds available as Eligible Funds under certain Certificates.

We do not promise that the Eligible Funds will meet their investment objectives. Amounts you have allocated to Sub-accounts may grow, decline, or grow less in value than you expect, depending on the investment performance of the Eligible Funds in which the Sub-accounts invest. You bear the investment risk that those Eligible Funds possibly will not meet their investment objectives. You should carefully review their prospectuses before allocating amounts to the Sub-accounts of the Variable Account.

All of the Eligible Funds are funding vehicles for other variable annuity contracts and variable life insurance policies offered by our separate accounts. The Eligible Funds are also available for the separate accounts of insurance companies affiliated and unaffiliated with us. The risks involved in this "mixed and shared funding" are disclosed in the Eligible Funds' prospectuses under the following captions: AIM Insurance Funds - "Purchase and Redemption of Shares"; Alliance Series Fund - "Purchase and Sale of Shares"; Fidelity Portfolios - "Buying and Selling Shares"; Liberty Trust - "Mixed and Shared Funding"; MFS Trust - "Other Information - Potential Conflicts"; Rydex Trust - "Purchasing and Redeeming Shares"; SteinRoe Trust - "Mixed and Shared Funding"; and Wanger Trust - "Mixed and Shared Funding".

AIM Advisors Inc. ("AIM") serves as the investment adviser to each of the Eligible Funds of AIM Insurance Funds.

Alliance Capital Management L.P. is the investment adviser for the Eligible Funds of Alliance Series Fund.

Fidelity Management & Research Company ("FMR") is the manager of the Eligible Funds of Fidelity Portfolios. Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and Fidelity Investments Japan Limited are sub-advisers for Fidelity VIP Growth Opportunities.

Liberty Advisory Services Corp. ("LASC") is the manager for Liberty Trust and its Eligible Funds. Colonial Management Associates, Inc. ("Colonial") is the sub-adviser for the Eligible Funds except for Crabbe Huson Real Estate, Liberty Newport Japan Opportunities, Rydex Financial Services, Rydex Health Care, Liberty S&P 500 Index, Newport Tiger and Liberty All-Star Equity. Crabbe Huson Group, Inc. is sub-adviser for Crabbe Huson Real Estate. Newport Fund Management, Inc. is sub-adviser for Liberty Newport Japan Opportunities and Newport Tiger. Liberty Asset Management Company is sub-adviser for Liberty All-Star Equity and the current portfolio managers are Mastrapasqua & Associates, Oppenheimer Capital, TCW Funds Management, Inc., Westwood Management Corp. and Boston Partners Asset Management, L.P. State Street Global Advisers is the sub-adviser for Liberty S&P 500 Index. Rydex Global Advisors is the sub-adviser for Rydex Financial Services and Rydex Health Care and is the investment adviser for Rydex OTC.

Massachusetts Financial Services Company ("MFS"), an affiliate, is the investment adviser for the Eligible Funds of MFS Trust.

Stein Roe & Farnham Incorporated ("Stein Roe") is the investment adviser for each Eligible Fund of SteinRoe Trust.

Liberty Wanger Asset Management, L.P. ("LWAM") is the investment adviser for each Eligible Fund of Wanger Trust.

You should read the current prospectuses for the Eligible Funds for more details and complete information. The prospectuses are available, at no charge, from a salesperson or by writing to us or by calling (800) 437-4466.

We have briefly described the Eligible Funds and the objectives they seek to achieve below.

Eligible Funds of AIM Insurance
Funds and Variable Account Sub-accounts	Investment Objective

AIM Capital Appreciation (AIM	Capital appreciation through
Capital Appreciation Sub-account)	investments in common stocks,
-	with emphasis on medium-sized
and smaller emerging growth companies.

AIM International Growth	Long-term growth of capital by
(AIM International Growth Sub-account)	investing in international equity
securities, the issuers of which are
considered by AIM to have strong
earnings momentum.

AIM Premier Equity-	Long-term growth of capital by
(AIM Premier Equity Sub-account)	investing primarily in equity
securities judged by AIM to be
undervalued relative to the
current or projected earnings of
the companies issuing the
securities, or relative current
market value of assets owned by the
companies issuing the securities
or relative to the equity markets
in general. Income is a secondary objective.

Eligible Funds of Alliance Series
Fund and Variable Account Sub-accounts	Investment Objective

Alliance Growth and Income	Balance the objectives of current
(Alliance Growth and Income Sub-account)	income and opportunities for
appreciation through investments
primarily in dividend-paying common
stocks of good quality.

Alliance Premier Growth	Growth of capital rather than
(Alliance Premier Growth Sub-account)	current income.
-

Alliance Technology	Growth of capital through
(Alliance Technology Sub-account)	investment in companies expected
to benefit from advances in technology.

Alliance Worldwide Privatization	Long-term capital appreciation.
(Alliance Worldwide Privatization Sub-account)

Eligible Funds of Fidelity Variable
Insurance Products Funds and
Variable Account Sub-accounts	Investment Objective

Fidelity VIP Dynamic Capital Appreciation	Seeks capital appreciation.
(Fidelity VIP Dynamic Capital Appreciation
Sub-account)

Fidelity VIP Equity-Income	Seeks reasonable income. The fund
(Fidelity VIP Equity-Income Sub-account)	will also consider the potential for
capital appreciation. The fund's
goal is to achieve a yield which
exceeds the composite yield on the
securities comprising the S&P 500.

Fidelity VIP Growth Opportunities	Seeks to provide capital growth.
(Fidelity VIP Growth Opportunities Sub-account)

Eligible Funds of Liberty Trust
and Variable Account Sub-accounts	Investment Objective

Colonial High Yield Securities	High current income and total
(Colonial High Yield Securities Sub-account)	return by investing primarily
-	in lower rated corporate debt securities.

Colonial Small Cap Value	Long-term growth by investing in
(Colonial Small Cap Value Sub-account)	smaller capitalization equity securities.

Colonial Strategic Income	A high level of current income, as
(Colonial Strategic Income Sub-account)	is consistent with prudent risk and
-	maximizing total return, by
diversifying investments primarily
in U.S. and foreign government and
high yield, high risk corporate
debt securities.

Colonial U.S. Growth & Income	Long-term growth and income
(Colonial U.S. Growth & Income Sub-account)	by investing primarily in large
-	capitalization equity securities.

Crabbe Huson Real Estate	Growth of capital and current
(Crabbe Huson Real Estate Sub-account)	income by investing in a
-(not currently available for investment)	diversified portfolio consisting
primarily of equity securities
of real estate investment trusts
(REITs) and other real estate
industry companies, in mortgage
backed securities and, to a lesser
extent, in debt securities of
such companies.

Liberty All-Star Equity	Total investment return, comprised
(Liberty All-Star Equity Sub-account)	of long-term capital appreciation
and current income, through
investment primarily in a
diversified portfolio of equity securities.

Liberty Newport Japan Opportunities	Seeks capital appreciation.
(Liberty Newport Japan Opportunities Sub-account)
-(not currently available for investment)

Liberty S&P 500 Index	Seeks capital appreciation by
(Liberty S&P 500 Index Sub-account)	matching the performance of a
benchmark index that measures the
returns of stocks of large U.S. companies.

Liberty Select Value	Long-term growth.
(Liberty Select Value Sub-account)

Liberty Value	Income and long-term capital growth
(Liberty Value Sub-account)	and, secondarily, preservation of capital.

Newport Tiger	Long-term capital growth by
(Newport Tiger Sub-account)	investing primarily in equity
securities of companies located in
the ten Tigers of Asia (Hong Kong,
Singapore, South Korea, Taiwan,
Malaysia, Thailand, Indonesia,
India, China and the Philippines).

Rydex Financial Services	Seeks capital appreciation.
(Rydex Financial Services Sub-account)

Rydex Health Care	Seeks capital appreciation.
(Rydex Health Care Sub-account)

Eligible Funds of the MFS Trust
and Variable Account Sub-accounts	Investment Objective

MFS Emerging Growth	Long-term growth of capital.
(MFS Emerging Growth Sub-account)

MFS Investors Growth Stock	Long-term growth of capital and
(MFS Investors Growth Stock Sub-account)	future income rather than current income.

MFS Investors Trust	Long- term growth of capital
(MFS Investors Trust Sub-account)	and secondarily to provide
reasonable current income.

MFS New Discovery Series	Capital appreciation.
(MFS New Discovery Sub-account)

Eligible Funds of the Rydex
Trust and Variable Account Sub-accounts	Investment Objective

Rydex OTC Fund	Investment results that correspond
(Rydex OTC Sub-account)	to a benchmark for over-the-counter
securities. The Fund's current
benchmark is the NASDAQ 100 Index.

Eligible Funds of SteinRoe Trust
and Variable Account Sub-accounts	Investment Objective

Liberty Federal Securities	Highest possible level of current
(Liberty Federal Securities Sub-account)	income consistent with safety of
-	principal and maintenance of
liquidity through investment
primarily in mortgage-backed securities.

Stein Roe Balanced	High total investment return
(Stein Roe Balanced Sub-account)	through investment in a changing
-	mix of securities.

Stein Roe Growth Stock	Long-term growth of capital through
(Stein Roe Growth Stock Sub-account)	investment primarily in common stocks.

Stein Roe Money Market	High current income from short-term
(Stein Roe Money Market Sub-account)	money market instruments while
-	emphasizing preservation of capital
and maintaining excellent liquidity.

Eligible Funds of Wanger Trust and
Variable Account Sub-accounts	Investment Objective

Wanger Foreign Forty	Long-term growth of capital.
(Wanger Foreign Forty Sub-account)

Wanger International Small Cap	Long-term growth of capital.
(Wanger International Small Cap Sub-account)

Wanger Twenty	Long-term growth of capital.
(Wanger Twenty Sub-account)

Wanger U.S. Small Cap	Long-term growth of capital.
(Wanger U.S. Small Cap Sub-account)

Transfer of Variable Account Value

You may transfer Variable Account Value from one Sub-account to another Sub-account and/or to the Fixed Account.

We may charge a transfer fee and limit the number of transfers that you can make in a time period. Transfer limitations may prevent you from making a transfer on the date you select. This may result in your Certificate Value being lower than it would have been if you had been able to make the transfer.

Limits on Transfers

Currently, we do not charge a transfer fee. We reserve the right to charge a fee for each transfer in excess of 12 in each Certificate Year. We will notify you prior to charging any transfer fee or a change in the limitation on the number of transfers. The fee will not exceed $25.

Currently, we limit the number or frequency of transfers as follows:

o	we impose a transfer limit of one transfer every 30 days, or such other period as we may permit, --and

o

we limit each transfer to a maximum of $2,000,000. We treat all transfer requests for a Certificate made on the same day as a single transfer. We may treat as a single transfer all transfers you request on the same day for every Certificate you own. The total combined transfer amount is subject to the maximum limitation. If the total amount of the requested transfers exceeds the maximum, we will not execute any of the transfers, and

o

we treat as a single transfer all transfers made on the same day on behalf of multiple Certificates by a common attorney-in-fact, or transfers that are, in our determination, based on the recommendation of a common investment adviser or broker/dealer. The maximum limitation applies to such transfers. If the total amount of the requested transfers exceeds the maximum, we will not execute any of the transfers.

If we have executed a transfer with respect to your Certificate as part of a multiple transfer request, we will not execute another transfer request for your Certificate for 30 days.

By applying these limitations we intend to protect the interests of individuals who do and those who do not engage in significant transfer activity among Sub-accounts. We have determined that the actions of individuals engaging in significant transfer activity may adversely affect the performance of the Eligible Fund for the Sub-account involved. The movement of values from one Sub-account to another may prevent the appropriate Eligible Fund from taking advantage of investment opportunities because the Eligible Fund must maintain a liquid position in order to handle redemptions. Such movement may also cause a substantial increase in fund transaction costs which all Certificate Owners must indirectly bear.

You must notify us in writing of your transfer requests unless you have given us written authorization to accept telephone transfer requests from you or your attorney-in-fact. By authorizing us to accept telephone transfer instructions, you agree to accept our current conditions and procedures. The current conditions and procedures are in Appendix B. You will be given prior notification of any changes. A person acting on your behalf as an attorney-in-fact may make written transfer requests.

If we receive your transfer requests before 4:00 P.M. Eastern Time, we will initiate them at the close of business that day. We will initiate any requests received after that time at the close of the next business day. We will execute your request to transfer value by both redeeming and acquiring Accumulation Units on the day we initiate the transfer.

If you transfer 100% of any Sub-account's value, and the allocation formula for purchase payments on your application includes that Sub-account, the allocation formula for future purchase payments will automatically change unless you tell us otherwise.

Substitution of Eligible Funds and Other Variable Account Changes

If shares of any of the Eligible Funds are no longer available for investment by the Variable Account, or further investment in the shares of an Eligible Fund is no longer appropriate under the Certificate, we may add or substitute shares of another Eligible Fund or of another mutual fund for Eligible Fund shares already purchased or to be purchased in the future. Any substitution of securities will comply with the requirements of the Investment Company Act of 1940.

We also reserve the right to make the following changes in relation to the Variable Account and Eligible Funds:

o	to operate the Variable Account in any form permitted by law;

o	to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable law;

o	to transfer any assets in any Sub-account to another or to one or more separate investment accounts, or to our general account;

o	to add, combine or remove Sub-accounts in the Variable Account; and

o	to change how we assess charges, so long as we do not increase them above the current total amount charged to the Variable Account and the Eligible Funds in connection with your Certificate.

DEDUCTIONS

Deductions for Certificate Maintenance Charge

We charge an annual certificate maintenance charge of $36 per Certificate Year. This charge reimburses us for our expenses incurred in maintaining your Certificate.

Before the Income Date, we will deduct the certificate maintenance charge from the Variable Account Value on each Certificate Anniversary and on the date of any total surrender not falling on the Certificate Anniversary. We will waive this charge before the Income Date if:

o	it is the first Certificate Anniversary;

o	the Certificate Value is at least $40,000 on the date we impose this charge, or

o	in the prior Certificate Year, purchase payments of at least $2,000 have been made and you have not made any partial withdrawals.

On the Income Date, we will subtract from Variable Account Value a pro-rata portion of the charge due on the next Certificate Anniversary. This pro-rata charge covers the period from the prior Certificate Anniversary to the Income Date.

Before and after the Income Date, we will deduct the certificate maintenance charge proportionally from each Sub-account based upon the value each Sub-account bears to the Variable Account Value.

After the Income Date, once annuity payments begin, we deduct the certificate maintenance charge only from variable annuity payments. We will subtract this charge in equal parts from each annuity payment. For example, if annuity payments are monthly, then we will deduct one-twelfth of the annual charge from each payment.

We will waive the charge on and after the Income Date for the current year if:

o	you have selected variable annuity Option A; and

o	the present value of all of the remaining payments is at least $40,000 at the time of the first payment of the year.

Deductions for Mortality and Expense Risk Charge

Variable annuity payments fluctuate depending on the investment performance of the Sub-accounts. The payments will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. We guarantee the standard death benefit described in "Death Provisions". We also assume an expense risk since the certificate maintenance charge after the Income Date remains the same and does not change to reflect variations in expenses.

We deduct a mortality and expense risk charge from each Sub-account as part of the calculation of Accumulation Unit Values and Annuity Unit Values for each Valuation Period. The mortality and expense risk charge is equal, on an annual basis, to 1.25% of the average daily net asset value of each Sub-account. We deduct the charge both before and after the Income Date.

We may deduct less than the full charge from Sub-account values attributable to Certificates issued to our employees and to other persons specified in "Sales of the Certificates".

Deductions for Distribution Charge

We deduct a daily distribution charge from each Sub-account as part of the calculation of Accumulation Unit Values for each Valuation Period. This charge is equal, on an annual basis, to 0.15% of the average daily net asset value of each Sub-account. This charge compensates us for certain sales distribution expenses relating to the Certificates. We do not deduct the distribution charge during the annuity payment period.

We may decide not to deduct the charge from Sub-account values attributable to a Certificate issued in an internal exchange or transfer of an annuity contract from our general account. We do not deduct this charge from the values of the Certificates issued to our employees and other persons specified in "Sales of the Certificates".

Deductions for Surrender Charge

We do not deduct a sales charge from the Certificate when you purchase it. We may deduct such a charge if you make a partial withdrawal from or surrender your Certificate.

To determine whether we will deduct a surrender charge on a withdrawal, we maintain a separate set of records. These records identify the date and amount of each purchase payment you have made and the Certificate Value over time. This allows us to determine if a charge is due with respect to a withdrawal from a particular purchase payment.

You may make partial withdrawals during the Accumulation Period without incurring a surrender charge. During the first Certificate Year, you may withdraw an amount up to the Certificate's earnings. Earnings equal the Certificate Value at the time of withdrawal, less purchase payments not previously withdrawn. Beginning with the second Certificate Year, you may withdraw earnings, and up to an amount equal to 10% of the Certificate Value on the prior Certificate Anniversary, less earnings.

In each Certificate Year, we will deduct a surrender charge with respect to any portion of your withdrawals in excess of these "free withdrawal amounts".

We will deduct the excess withdrawal amount in any Certificate Year from the purchase payments beginning with the oldest payment until we have deducted the full amount.

The amount of the surrender charge for each purchase payment from which an excess withdrawal is deducted will equal the amount so deducted multiplied by the applicable percentage for the number of years that have elapsed from the date of the purchase payment to the date of surrender. We measure years from the date of each purchase payment you make. The applicable percentages for each year are 7% during the first year, and decreasing by 1% each following year until the percentage is 0%. We will deduct the surrender charges from the Sub-accounts and the Fixed Account in the same manner as we deduct the amount you withdraw.

The surrender charge is used to cover the expenses of selling the Certificate, including the cost of sales literature and compensation paid to selling dealers. Selling dealers may receive up to 8.50% of purchase payments. (See "Sales of the Certificates".) We pay any expenses not covered by the charge from our general account, which may include monies deducted from the Variable Account for the mortality and expense risk charge.

We will waive the surrender charge in the event a Covered Person is confined in a medical facility in accordance with the provisions and conditions of an endorsement to the Certificate relating to such confinement.

The surrender charge is not applicable to Certificates issued to our employees and other persons specified in "Sales of the Certificates".

We may reduce or change any surrender charge percentage to 0% under a Certificate issued in an internal exchange or transfer of an annuity contract from our general account.

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Under the "Systematic Withdrawal Program" on page 29 and under other permitted circumstances, we may allow the 10% "free withdrawal amount" to be available in the first Certificate Year.

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Deductions for Optional Riders

The yearly charge for the Guaranteed Income Benefit rider is .35%. The yearly charge for the Enhanced Death Benefit rider is .05% if you purchase it along with the Guaranteed Income Benefit rider. If you purchase only the Enhanced Death Benefit rider or purchase both and later revoke the Guaranteed Income Benefit rider, the yearly charge for the Enhanced Death Benefit rider alone will be .10%. As long as a rider remains in effect, the applicable charge percentage is multiplied on each Certificate Anniversary by the greater of two defined benefit base amounts and the resulting dollar amount of the charge is deducted from the Certificate Value. A pro-rata portion of the charge amount is also deducted upon a total surrender unless the charge is waived, for example, because of death. (See "Optional Enhanced Death Benefit Rider" and "Optional Guaranteed Income Benefit Rider".)

As stated above, the Enhanced Death Benefit rider charge is a percentage of the greater of two benefit base amounts. One of the benefit base amounts is the enhanced death benefit amount and the other (the "greatest Anniversary value") is part of the standard death benefit. Since we charge for the standard death benefit as part of the mortality and expense risk charge, the rider potentially charges again for the same benefit whenever the rider's benefit base amount is the "greatest Anniversary value". If, however, the charge base for the rider did not include the "greatest Anniversary value", we would need to set the rider charge higher than the applicable .05% or .10%.

If you purchase the Leveraged Earnings Death Benefit rider, the yearly charge for that rider will be .15%. As long as the rider remains in effect, the charge percentage for that rider is multiplied on each Certificate Anniversary by the rider's benefit base amount and the resulting dollar amount of the charge is deducted from the Certificate Value. A pro-rata portion of the charge amount is also deducted upon a total surrender unless the charge is waived, for example, because of death. (See "Optional Leveraged Earnings Death Benefit Rider" below.)

As stated above, the Leveraged Earnings Death Benefit option charge is a percentage of the rider's benefit base amount. The benefit base amount is at least equal to a portion of the standard death benefit. Since we charge for the standard death benefit as part of the mortality and expense risk charge, the option potentially charges again for the same benefit. If, however, the charge base for the rider did not include any portion of the standard death benefit, we would need to set the option charge higher than .15%.

Deductions for Transfers of Variable Account Value

Currently, we do not charge a transfer fee. However, the Certificate allows us to charge up to $25 for each transfer in excess of 12 per year that occur outside of the optional investment related programs. We will notify you prior to the imposition of any fee.

Deductions for Premium Taxes

We deduct the amount of any premium taxes required by any state or governmental entity. Currently, we deduct premium taxes from Certificate Value upon full surrender (including a surrender for the Death Benefit) or annuitization. The actual amount of any such premium taxes will depend, among other things, on the type of Certificate you purchase (Qualified or Non-Qualified), on your state of residence, the state of residence of the Annuitant, and the insurance tax laws of such states. Currently such premium taxes range from 0% to 3.5% of either total purchase payments or Certificate Value.

Deductions for Income Taxes

We will deduct income taxes from any amount payable under the Certificate that a governmental authority requires us to withhold. See "Income Tax Withholding" and "Tax-Sheltered Annuities".

Total Variable Account Expenses

Total Variable Account expenses you will incur will be the certificate maintenance charge, the mortality and expense risk charge, the distribution charge, and, if applicable, a tax charge factor. (See "Net Investment Factor".)

The value of the assets in the Variable Account will reflect the value of Eligible Fund shares and the deductions and expenses paid out of the assets of the Eligible Funds. The prospectus for the Eligible Funds describes these deductions and expenses.

Certificate Value Deductions

The certificate maintenance charge, surrender charge, the charge for the optional riders, transfer fee and premium taxes are each calculated independent of the other charges for purposes of determining the applicable charge amount and/or whether a charge waiver applies. Next, each charge amount is then deducted from the appropriate value under the Certificate.

The above approach can be contrasted with a processing order that calculates a particular charge first and then deducts it from the appropriate value, then calculates another charge on the new net value and deducts that charge, and so on until all charges are calculated and deducted. As a result, the amount of a particular charge could vary depending on whether it was determined first, second, third, etc. We do not use this approach.

OTHER SERVICES

The Programs. We offer the following optional investment-related programs under your Certificate which are only available prior to the Income Date:

o	dollar cost averaging;

o	asset allocation;

o	systematic investment; and

o	systematic withdrawal.

A rebalancing program is available before and after the Income Date.

Under each program that uses transfers, we will never charge for the transfers between and among Sub-accounts and the Fixed Account. Each of the programs has its own requirements, as discussed below. We reserve the right to terminate any program and you may terminate your participation in any program at any time.

If you have submitted a telephone authorization form, you may make certain changes by telephone. For those programs involving transfers, you may change instructions by telephone with regard to which Sub-account value or Fixed Account Value may be transferred. We describe the current conditions and procedures in Appendix B.

Dollar Cost Averaging Program. Under the program, we make automatic transfers of Accumulation Units on a periodic basis out of the Stein Roe Money Market Sub-account or the One-Year Guarantee Period Fixed Account option into one or more of the other available Sub-accounts you select. The program allows you to invest in the Sub-accounts over time rather than all at once. The program is available for purchase payments and amounts transferred into the Stein Roe Money Market Sub-account or the One-Year Guarantee Period Fixed Account option. We reserve the right to limit the number of Sub-accounts you may choose. Currently, there are no limits.

If you wish to participate in the program you must specify in writing whether you want the transfers to be made from the Stein Roe Money Market Sub-account or a specific One-Year Guarantee Period Fixed Account option. You must also tell us the monthly amount you want transferred (minimum $100) and the Sub-account(s) to which you want the transfers made. The first transfer will occur at the close of the valuation period designated by us that is within 30 days after we receive your request. Each subsequent periodic transfer will occur at the close of the same valuation period one month later. For example, if you select monthly transfers and the first transfer occurs on April 8, the second transfer will occur at the close of the valuation period that includes May 8. When the remaining value is less than the monthly transfer amount, we will transfer that remaining value and the program will end. Before this final transfer, you may extend the program by allocating additional purchase payments, or by transferring Certificate Value, to the Stein Roe Money Market Sub-account or to a designated One-Year Guarantee Period Fixed Account option.

You may change the monthly amount you want transferred, the Sub-account(s) to which you want transfers made, or end the program. The program will automatically end on the Income Date. We reserve the right to end the program at any time by sending you a notice one month in advance.

We must receive your written or telephone instructions by 4:00 PM Eastern Time of the business day before the next scheduled transfer in order for the new instructions to be in effect for that transfer. We establish conditions and procedures for telephone instructions for dollar cost averaging from time to time. The current conditions and procedures appear in Appendix B, and you will be notified prior to any changes.

We may from time to time offer a variation of the program described above that applies only to your initial purchase payment and that makes transfers to the Sub-account(s) you select from a One-Year Guarantee Period Fixed Account option that is only available with dollar cost averaging. This One-Year Guarantee Period Fixed Account option will have a higher interest rate than the regular One-Year Guarantee Period Fixed Account option. We may offer you a choice of the period within which transfers must be completed. We will generally offer a choice of 6 or 12 months.

We calculate the monthly transfer amount by dividing the purchase payment amount allocated to the One-Year Guarantee Period Fixed Account option by the number of months in the transfer time period. The last monthly transfer amount also includes all the interest credited to the One-Year Guarantee Period Fixed Account option over the transfer time period. You may not change the transfer time period and/or the monthly transfer amount.

Asset Allocation Program. You may create your own asset allocation portfolio model using the variable Sub-accounts and the Guarantee Periods of the Fixed Account. Your allocation percentages must total 100% and each allocation percentage, if not zero, must be at least 5% and a whole number.

Alternatively, you may choose one of the following five asset allocation model portfolios for the Certificate that have been separately developed by Ibbotson Associates:

o	Model A -- Capital Preservation,

o	Model B -- Income and Growth,

o	Model C -- Moderate Growth,

o	Model D -- Growth, and

o	Model E -- Aggressive Growth.

If you create your own model or choose one of the models A through E, we will allocate your initial and subsequent purchase payments among the specific Sub-accounts used in the applicable model based on the model's Sub-account percentages.

Before requesting us to apply any model to your Certificate, you should review its Sub-account allocations to determine that they correspond to your risk tolerance and time horizons.

For any particular model A through E, the percentage allocations of its Sub-accounts and the type of broad asset class (e.g., stocks, bonds) of each Sub-account determines the model's percentage allocations among the broad asset classes. These percentage allocations among Sub-accounts and broad asset classes under your Certificate may differ from those used in the same five models A through E offered under another certificate of ours that are described in other prospectuses.

Periodically Ibbotson Associates will review models A through E and may determine that a reconfiguration of the Sub-accounts and percentage allocations among those Sub-accounts is appropriate. You will receive notification prior to any reconfiguration.

The Fixed Account is not available in models A through E. You may, however, allocate initial or subsequent purchase payments, or Certificate Value, between models A through E and the Fixed Account.

Rebalancing Program. Rebalancing allows you to maintain the percentage of your Certificate Value allocated to each Sub-account at a pre-set level. Over time, the variations in each Sub-account's investment results will shift the balance of your Certificate Value allocations. Under the rebalancing program, each period, if the allocations change from your desired percentages, we will automatically transfer your Certificate Value, including new purchase payments (unless you tell us otherwise), back to the percentages you specify. Rebalancing maintains your percentage allocations among Sub-accounts, although it is accomplished by reducing your Certificate Value allocated to the better performing Sub-accounts.

You may choose to have rebalancing done on a quarterly basis. We will automatically rebalance the Certificate Value of each Sub-account on the last day of the calendar quarter to match your current percentage allocations. We will not charge a transfer fee for rebalancing.

Generally, you may change your allocation percentages, choice of Sub-accounts, or terminate the program at any time by notifying us in writing. We must receive your changes 10 days before the end of the calendar quarter.

Certificate Value allocated to the Fixed Account is not included in the rebalancing program. After the Income Date, the rebalancing program applies only to variable annuity payments, and we will rebalance the number of Annuity Units in each Sub-account. Annuity Units are used to calculate the amount of each annuity payment.

If your total Certificate Value subject to rebalancing falls below any minimum value that we may establish, we may prohibit or limit your use of rebalancing. We may change, terminate, limit or suspend rebalancing at any time.

Systematic Investment Program. You may make purchase payments for Non-Qualified Certificates through monthly deductions from your bank account or payroll. You may elect this program by completing and returning a systematic investment program application and authorization form to us. You may obtain an application and authorization form from us or your sales representative. There is a current minimum of $50 per payment for the program.

Systematic Withdrawal Program. To the extent permitted by law, if you enroll in the systematic withdrawal program, we will make monthly, quarterly, semi-annual or annual distributions directly to you. We will treat such distributions for federal tax purposes as any other withdrawal or distribution of Certificate Value. We will also treat such distributions as partial withdrawals for all purposes under the Certificate, including the calculation of the amount you would receive if you revoke the Certificate under the "Right to Revoke" provision. You may make systematic withdrawals from any Sub-accounts or any Fixed Account option. However, any withdrawal from a Guarantee Period whose original length is three or more years may be subject to a market value adjustment (see Appendix A).

In each Certificate Year, your systematic withdrawals and any additional partial withdrawals you make outside the program will not incur a surrender charge if the withdrawals do not exceed the "free withdrawal amounts" (see "Deductions for Surrender Charge"). If any portion of those withdrawals exceeds the "free withdrawal amounts", the excess amount, if any, may be subject to surrender charges. This excess amount is:

(a)	in the first Certificate Year, the amount of each partial withdrawal either under or outside the program which is greater than any earnings of the Certificate at the time of the withdrawal, and

(b)

in the second or later Certificate Year, any portion of the current withdrawal amount which is greater than any earnings at the time of the withdrawal and which, when added to any similar excess portion of each prior withdrawal made in the same year either under or outside the program, is greater that the 10% "free withdrawal amount".

For the first systematic withdrawal payment type (Percentage Method) described in Appendix C, the prior paragraph will be modified in three ways only for withdrawals occurring in the first Certificate Year.

o

First, the "free withdrawal amounts" shall include the Certificate's standard first-year amount of earnings plus a special additional amount equal to 10% of the Certificate Value on the date of the first systematic withdrawal, less earnings.

o	Second, (b) in the prior paragraph, instead of (a), shall apply in the first Certificate Year.

o

Third, if you revoke the program in the first Certificate Year, then any subsequent partial withdrawals will immediately become subject to the standard first-year rule in (a) above that the "free withdrawal amount" is only earnings.

Unless you specify the Sub-account(s) or the Fixed Account from which you want withdrawals of Certificate Value made, or if the amount in a specified Sub-account is less than the predetermined amount, we will make withdrawals under the program in the manner specified for partial withdrawals in "Partial Withdrawals and Surrender". We will process all Sub-account withdrawals under the program by canceling Accumulation Units equal in value to the amount to be distributed to you and to the amount of any applicable surrender charge.

You may combine the program with all other programs except the systematic investment program.

It may not be advisable to participate in the systematic withdrawal program and incur a surrender charge and income taxes when making additional purchase payments under the Certificate.

Appendix C describes the systematic withdrawal program in greater detail, including the six payment types currently available.

THE CERTIFICATES

Variable Account Value

The Variable Account Value for your Certificate is based on the sum of your proportionate interest in the value of each Sub-account to which you have allocated values. We determine the value of each Sub-account at any time by multiplying the number of Accumulation Units attributable to that Sub-account by its Accumulation Unit value.

Each purchase payment you make results in the credit of additional Accumulation Units to your Certificate and the appropriate Sub-account. Purchase payments are credited to your Certificate using the Accumulation Unit value that is next calculated after we receive your purchase payment. The number of additional units for any Sub-account will equal the amount allocated to that Sub-account divided by the Accumulation Unit value for that Sub-account at the time of investment. We process transactions other than purchase payments using the Accumulation Unit value that is calculated at the end of the Valuation Period during which the transaction occurs.

Valuation Periods

We determine the value of the Variable Account each Valuation Period using the net asset value of the Eligible Fund shares. A Valuation Period is the period generally beginning at 4:00 P.M. (ET), or any other time for the close of trading on the New York Stock Exchange, and ending at the close of trading for the next business day. The New York Stock Exchange is currently closed on weekends, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Net Investment Factor

Your Variable Account Value will fluctuate with the investment results of the underlying Eligible Funds you have selected. In order to determine how these fluctuations affect value, we use an Accumulation Unit value. Each Sub-account has its own Accumulation Units and value per unit. We determine the unit value applicable during any valuation period at the end of that period.

When we first purchased Eligible Fund shares on behalf of a Sub-account, we valued each Accumulation Unit at a specified dollar amount. The Unit value for each Sub-account in any valuation period thereafter is determined by multiplying the value for the prior period by a net investment factor. This factor may be greater or less than 1.0; therefore, the Accumulation Unit may increase or decrease from valuation period to valuation period. We calculate a net investment factor for each Sub-account according to the following formula (a / b) - c, where:

(a)	is equal to:

	(i)	the net asset value per share of the Eligible Fund at the end of the valuation period; plus

	(ii)	the per share amount of any dividend or other distribution the Eligible Fund made if the record date of such distribution occurs during that same valuation period.

(b)	is the net asset value per share of the Eligible Fund at the end of the prior valuation period.

(c)	is equal to:
	(i)	the valuation period equivalent of the annual rate for the mortality and expense risk charge; plus

	(ii)	the valuation period equivalent of the annual rate for the distribution charge; plus

	(iii)	a charge factor established by us for any taxes resulting from the operations of that Sub-account (currently zero).

For Certificates issued to our employees and other persons specified in "Sales of the Certificates", the mortality and expense risk charge in (c)(i) above is .35% and the daily distribution charge in (c)(ii) above is eliminated. We may eliminate the daily distribution charge in (c)(ii) above for certain Certificates we issue in an internal exchange or transfer.

Modification of the Certificate

Only our President or Secretary may agree to alter the Certificate or waive any of its terms. A change may be made to the Certificate if there have been changes in applicable law or interpretation of law. Any changes must be made in writing and with your consent, except as may be required by applicable law.

Right to Revoke

You may return the Certificate within 10 days after you receive it by delivering or mailing it to us. The postmark on a properly addressed and postage-prepaid envelope determines if a Certificate is returned within the period. We will treat the returned Certificate as if we never issued it and will refund either the Certificate Value or purchase payments, whichever is required by state law. You may ask us which standard applies to your state. In states where we will refund your Certificate Value, you bear the investment risk during the period prior to our receiving your request for cancellation.

If we deliver your Certificate to you in California and you are age 60 or older, you may return the Certificate to us or to the agent from whom you purchased it. If you return the Certificate within 30 days after you received it, we will refund the Certificate Value.

DEATH PROVISIONS

Death of a Covered Person

This section describes who under different scenarios owns the Certificate after a death and what rights that Owner has, who will become the new Annuitant, if applicable, and when we calculate the death benefit. Your and the Designated Beneficiaries' rights in various scenarios are described below.

As explained in more detail below (except in certain states, see below), in general, upon the death of a Covered Person, the Designated Beneficiary may choose to surrender the Certificate for the death benefit or continue the Certificate for a specified period. In addition (except in certain states, see below), in certain circumstances if your spouse continues the Certificate upon your death, we will (a) if applicable, "top up" the value of the Certificate so that it equals the death benefit at your death, and (b) we will pay a death benefit under the Certificate at the death of your spouse.

Covered Persons are you, or any joint Certificate Owner(s), or the Annuitant. If there is a non-natural Certificate Owner, such as a trust, the Annuitant is the sole Covered Person. Upon the death of any Covered Person while the Certificate is In Force, the Designated Beneficiary will become the new Certificate Owner. The Designated Beneficiary is determined in the following order: you; the joint Certificate Owner(s); the primary beneficiary(ies); the contingent beneficiary(ies); and your estate. If you and one or more joint Certificate Owners are alive, all such persons will be the Designated Beneficiary.

The death benefit does not affect the Certificate Value prior to the death of a Covered Person, but it may increase it after such a death. We calculate a death benefit on the date we receive both due proof of death and a written request from the Designated Beneficiary to surrender or continue the Certificate. The calculated death benefit will include any applicable optional death benefit. If the Certificate is being continued and the calculated death benefit is greater than the Certificate Value on the date of calculation, we add the difference to the Certificate Value. We allocate this additional amount to the Variable Account and/or the Fixed Account based on the current purchase payment allocation selection then in effect. During any period following a relevant death while the Certificate is continued and in effect, the Designated Beneficiary may exercise all ownership rights, including the right to make purchase payments, to make transfers and partial withdrawals, and to surrender the Certificate for its Certificate Withdrawal Value, as it may be adjusted.

The following paragraphs describe more specifically the consequences of the death of different types of Covered Persons.

The next six paragraphs apply to Certificates issued on or after a date that varies by state between September 4, 2001, and November 1, 2001, in all states except Minnesota, Oregon and Texas ("Standard Certificate States"). If you live in one of those three states, you or your salesperson should call 1-800-426-3750 to see whether the new death benefit provisions have been approved for sale in your state. Certificates issued in your state following approval will be included as Certificates issued in Standard Certificate States. For Certificates issued in your state prior to approval and for Certificates issued in all other states prior to a date that varies by state between September 4, 2001, and November 1, 2001, ("Exception Certificate States"), the death benefit provisions described in paragraphs seven through twelve apply.

If the decedent was the Certificate Owner and the decedent's surviving spouse is the sole Designated Beneficiary, or if the decedent was the Annuitant and the decedent's surviving spouse is the sole Certificate Owner, the surviving spouse may either surrender the Certificate or continue it until his or her death, or the death of the Annuitant, if a different person. We calculate the death benefit after the death when the surviving spouse elects to surrender or continue the Certificate. If the surviving spouse elects to continue the Certificate and the death benefit is greater than the Certificate Value, we will increase the Certificate Value to equal the death benefit as described above.

If the Certificate is continued and if the decedent was also the Annuitant, the new Annuitant will be any living contingent Annuitant, or if none, the decedent's surviving spouse.

Upon the death of the new Annuitant or the surviving spouse, the Designated Beneficiary may choose either to surrender the Certificate or continue it for a period not to exceed five years from the date of death. If the second decedent is the first decedent's surviving spouse, we calculate the death benefit after this second death, when the Designated Beneficiary elects to surrender or continue the Certificate. If the Designated Beneficiary elects to continue the Certificate and the death benefit is greater than the Certificate Value, we will increase the Certificate Value to equal the death benefit. For this second death, the method of calculating the death benefit is modified as described in the section below headed "Death Benefit During the Spousal Continuation Period". We will not calculate and pay a second death benefit if the first decedent's surviving spouse changes his or her sole ownership of the Certificate before his or her death.

We will not pay a death benefit after any subsequent (e.g., third) death.

If the decedent was the Certificate Owner and the decedent's surviving spouse is not the sole Designated Beneficiary,

the Designated Beneficiary as new Owner may either surrender the Certificate or continue it for a period not to exceed five years from the date of death. We calculate the death benefit after the death of the Certificate Owner, when the Designated Beneficiary elects to surrender or continue the Certificate. If the Designated Beneficiary elects to continue the Certificate, we may increase the Certificate Value to equal the death benefit as described above, but we will not pay a second death benefit upon a death during the continuation period.

If the decedent was the Annuitant but not a Certificate Owner, you are not the decedent's surviving spouse and the sole Certificate Owner, and you and any joint Certificate Owner(s) are all natural persons, all such persons as the Designated Beneficiary may either surrender the Certificate or continue it until the death of a Certificate Owner or the new Annuitant. We calculate the death benefit after the death of the Annuitant when the Designated Beneficiary elects to surrender or continue the Certificate. If the Designated Beneficiary elects to continue the Certificate, we may increase the Certificate Value to equal the death benefit as described above, but we will not pay a second death benefit upon a subsequent death.

If the decedent was the Annuitant but not a Certificate Owner, and you or any joint Certificate Owner(s) is a non-natural person, such as a trust,

all such persons as the Designated Beneficiary become the new Certificate Owner and may either surrender the Certificate or continue it for a period not to exceed five years from the date of death. We calculate the death benefit after the death of the Annuitant, when the Designated Beneficiary elects to surrender or continue the Certificate. If the Designated Beneficiary elects to continue the Certificate, we may increase the Certificate Value to equal the death benefit as described above, but we will not pay a second death benefit upon a death during the continuation period.

If the Certificate is still in effect at the end of a five-year continuation period, we will pay the Certificate Value less any premium taxes to the Designated Beneficiary. If the Designated Beneficiary is not alive, we will pay any person(s) named in writing by the Designated Beneficiary; otherwise we will pay the estate of the Designated Beneficiary.

If the Certificate is issued under a Qualified Plan, it may continue for the time period permitted by the Internal Revenue Code, which may be longer that the five-year continuation period specified above.

As discussed above, this paragraph and the next five paragraphs apply to Certificates issued in Minnesota, Oregon and Texas prior to a specific approval date and to Certificates issued in all other states prior to a date that varies by state between September 4, 2001, and November 1, 2001. If the decedent was the Certificate Owner and the decedent's surviving spouse is the sole Designated Beneficiary, or if the decedent was the Annuitant and the decedent's surviving spouse is the sole Certificate Owner, the surviving spouse may either surrender the Certificate or continue it until his or her death, or the death of the Annuitant, if a different person. If the surviving spouse elects to surrender the Certificate, we will calculate and pay the death benefit as described above.

If the Certificate is continued and if the decedent was also the Annuitant, the new Annuitant will be any living contingent Annuitant, or if none, the decedent's surviving spouse.

Upon the death of the new Annuitant or the surviving spouse, the Designated Beneficiary may choose either to surrender the Certificate or continue it for a period not to exceed five years from the date of death. We calculate the death benefit when the Designated Beneficiary elects to surrender or continue the Certificate. If the Designated Beneficiary elects to continue the Certificate and the death benefit is greater than the Certificate Value, we will increase the Certificate Value to equal the death benefit. We will not pay a death benefit after any subsequent (e.g., third) death during the five-year continuation period.

If the decedent was the Certificate Owner and the decedent's surviving spouse is not the sole Designated Beneficiary,

the Designated Beneficiary as new Owner may either surrender the Certificate or continue it for a period not to exceed five years from the date of death. We calculate the death benefit after the death of the Certificate Owner, when the Designated Beneficiary elects to surrender or continue the Certificate. If the Designated Beneficiary elects to continue the Certificate, we may increase the Certificate Value to equal the death benefit as described above, but we will not pay a second death benefit upon a death during the continuation period.

If the decedent was the Annuitant but not a Certificate Owner, you are not the decedent's surviving spouse and the sole Certificate Owner, and you and any joint Certificate Owner(s) are all natural persons, all such persons as the Designated Beneficiary may either surrender the Certificate or continue it until the death of a Certificate Owner or the new Annuitant. If the Designated Beneficiary elects to surrender the Certificate, we will calculate and pay the death benefit as described above. If the Designated Beneficiary elects to continue the Certificate, until another death occurs, the Designated Beneficiary may surrender the Certificate for the death benefit after that death.

If the decedent was the Annuitant but not a Certificate Owner, and you or any joint Certificate Owner(s) is a non-natural person, such as a trust,

all such persons as the Designated Beneficiary become the new Certificate Owner and may either surrender the Certificate or continue it for a period not to exceed five years from the date of death. We calculate the death benefit after the death of the Annuitant, when the Designated Beneficiary elects to surrender or continue the Certificate. If the Designated Beneficiary elects to continue the Certificate, we may increase the Certificate Value to equal the death benefit as described above, but we will not pay a second death benefit upon a death during the continuation period.

If the Certificate is still in effect at the end of a five-year continuation period, we will pay the Certificate Value less any premium taxes to the Designated Beneficiary. If the Designated Beneficiary is not alive, we will pay any person(s) named in writing by the Designated Beneficiary; otherwise we will pay the estate of the Designated Beneficiary.

If the Certificate is issued under a Qualified Plan, it may continue for the time period permitted by the Internal Revenue Code, which may be longer that the five-year continuation period specified above.

Standard Death Benefit

The standard death benefit for a Covered Person is the greatest of:

o	the current "net purchase payment death benefit", less any premium taxes,

o	the current "High Anniversary Value", less any premium taxes, and

o	the current Certificate Value, less any premium taxes.

Net Purchase Payment Death Benefit. The net purchase payment death benefit is:

o	the initial purchase payment, plus

o	any additional purchase payments made prior to the death benefit calculation date, less

o	any partial withdrawals (including any applicable surrender charges) made prior to the death benefit calculation date.

High Anniversary Value. On the Certificate Date, we will determine if any Covered Person is attained age 80 or older. If so, the "High Anniversary Value" will not apply upon his or her death. Thus, in "Standard Death Benefit" above, the "High Anniversary Value" shall be zero. Also, the "High Anniversary Value" shall be zero if a Covered Person, regardless of age, dies within the first Certificate Year. This zero treatment effectively changes the death benefit applicable to the particular Covered Person from the greatest of three defined amounts to the greater of just two of those amounts.

We calculate the High Anniversary Value as follows. On the first Certificate Anniversary, the High Anniversary Value for each applicable Covered Person equals the Certificate Value. Thereafter, we recalculate the High Anniversary Value on:

(a)	each day there is a purchase payment or withdrawal; and

(b)	each Certificate Anniversary, until such Covered Person attains age 81.

When we receive a purchase payment or pay a withdrawal, we adjust the High Anniversary Value by:

o	adding any additional purchase payments made that day; and

o	subtracting the following amount for each withdrawal made that day:
(i)	the amount of the withdrawal (including any applicable surrender charge),

(ii)	divided by the Certificate Value immediately before the withdrawal, and

(iii)	multiplied by the "High Anniversary Value" immediately before the withdrawal.

On the second and each subsequent Certificate Anniversary until the Covered Person has attained age 81, we adjust the High Anniversary Value by comparing the then-current Certificate Value with the then-current High Anniversary Value, adjusted as described above. If the then-current Certificate Value exceeds the adjusted High Anniversary Value, the then-current Certificate Value will become the new High Anniversary Value.

After a Covered Person has attained age 81, we will no longer adjust the High Anniversary Value to reflect changes in the Certificate Value, except as set forth below with respect to adding or changing a Covered Person. Thereafter, however, until the date of death, we will continue to adjust, as described above, the High Anniversary Value to reflect purchase payments and/or withdrawals.

Between the date of death and the calculation of the Death Benefit upon receipt of the Designated Beneficiary's request to surrender for the death benefit or continue the Certificate, we will further adjust the High Anniversary Value for each applicable Covered Person by adding purchase payments and/or subtracting withdrawals. Withdrawals are subtracted on a dollar-for-dollar basis as described above with respect to the net purchase payment death benefit. We will not adjust the High Anniversary Value to reflect changes in the Certificate Value between the date of death and the calculation of the death benefit.

You may add or replace any Covered Person. If the new Covered Person had attained age 80 as of the Certificate Date, the High Anniversary Value will not apply at the death of the new Covered Person. Also, if at the time you add or replace a Covered Person all of the existing Covered Persons have survived until the Certificate Anniversary immediately preceding the date they attain age 81, the High Anniversary Value for the new Covered Person will equal the High Anniversary Value of the youngest of the other Covered Persons. We will adjust that High Anniversary Value only as described above to reflect the addition of purchase payments and/or the subtraction of withdrawals.

Optional Death Benefits

Subject to state availability, we offer two different death benefit rider options, which may increase the standard death benefit amount. You may elect both, either or neither. You may only elect an option at the time you purchase your Certificate. You may not elect the Enhanced Death Benefit option if the Covered Persons are all over attained age 75 on the Certificate Date or the option is not available in your state. You may not elect the Leverage Earnings Death Benefit option if all Covered Persons are attained age 85 or older on the Certificate Date or the option is not available in your state.

Your election of the Leveraged Earnings Death Benefit rider is irrevocable while your election of the Enhanced Death Benefit rider is revocable only within 30 days after the seventh Certificate Anniversary. We will deduct a rider's charge while the Certificate and rider remains in effect until the Income Date. You should carefully consider whether electing an optional Death Benefit rider is right for you.

Optional Leveraged Earnings Death Benefit Rider

Under this option, upon the death of any Covered Person who was not attained age 85 or older as of the Certificate Date, the death benefit will be the Leveraged Earnings Death Benefit. If you have also elected the optional Enhanced Death Benefit rider, the death benefit will be the Enhanced Death Benefit plus the amount, if any, by which the Leveraged Earnings Death Benefit exceeds the standard death benefit.

The Leveraged Earnings Death Benefit equals the sum of:

o	the standard death benefit; plus

o	a percentage of the lesser of
(i)	purchase payments less withdrawals, and

(ii)	Certificate Value less purchase payments. (minimum $0)

The applicable percentage depends on the attained age of the Covered Person as of the Certificate Date, as shown in the following table.

Attained Age as of the Certificate Date	Applicable Percentage
Less than attained age 76	40%
Attained age 76 to attained age 84	25%
Attained age 85 and older	0%

The applicable percentage for each Covered Person is determined when your Certificate is issued. The applicable percentages do not change thereafter except (a) if you replace a Covered Person, as described below, or (b) if applicable, as provided in "Death Benefit During the Spousal Continuation Period" below.

Thus, for example, if your total purchase payments equal $10,000 and your Certificate Value equals $25,000, the increase in the death benefit would be limited to a percentage of $10,000, even though the Certificate Value exceeds purchase payments by $15,000. In this example, if on the Certificate Date you were younger than attained age 76, the standard death benefit would be increased by 40% of $10,000 (the amount by which Certificate Value exceeds purchase payments, capped at the amount of purchase payments), for a $4,000 increase.

Under this formula, withdrawals or adverse investment performance can result in there being no increase over the standard death benefit. Thus, you should consider your expected use of withdrawals and your investment expectations before electing the Leveraged Earnings Death Benefit.

You may add or replace any Covered Person. If the new Covered Person was attained age 85 or older as of the Certificate Date, the Leveraged Earnings Death Benefit will not apply at the death of that new Covered Person. If the new Covered Person was younger than attained age 85 as of the Certificate Date, the Leveraged Earnings Death Benefit for that Covered Person will be the sum of the standard death benefit, plus 25% of the lesser of:

o	purchase payments less withdrawals, and

o	Certificate Value less purchase payments. (minimum $0)

Note that the 40% applicable percentage never applies to a new Covered Person.

Charge for the Optional Leveraged Earnings Death Benefit Rider. The yearly charge for the death benefit is .15% of the "benefit base". This charge percentage will not change over the life of the rider.

On each Certificate Anniversary prior to the Income Date, we calculate and deduct the dollar amount of the yearly charge as follows:

o	we identify the youngest Covered Person and determine the amount of his or her Leveraged Earnings Death Benefit; this amount is the "benefit base",

o	we multiply the benefit base by .15% to determine the dollar amount of the charge, and

o

we then deduct the dollar amount of the charge from your Certificate Value. We will deduct the charge from all Sub-accounts of the Variable Account in the ratio that the value in each Sub-account bears to the total Variable Account Value. If there is no or insufficient value in the Variable Account, we will deduct the charge amount, or the excess portion, from the Fixed Account in the ratio that each Guarantee Period's value bears to the total Fixed Account Value. If there is insufficient value in the Variable Account and the Fixed Account combined, the Certificate will be canceled.

If you surrender your Certificate during a Certificate Year before the Certificate Anniversary, we will deduct a pro-rata amount of the full yearly charge from your Certificate Value. We first determine the applicable full yearly charge. We will use the yearly charge we computed as of the prior Certificate Anniversary unless you have made any purchase payments and/or partial withdrawals since then. If so, we will use a yearly charge that may be higher or lower since we may adjust the applicable death benefit to reflect each purchase payment and withdrawal you made since the Anniversary. We will then calculate a pro-rata amount of the applicable yearly charge by multiplying it further by the ratio of the number of days from the Certificate Anniversary until the day of surrender to the total number of days (generally 365) in the Certificate Year of surrender.

No charge amount will be due:

o	upon surrender of the Certificate if the death benefit is being calculated at that time because the Designated Beneficiary has elected to surrender the Certificate (see "Death of a Covered Person");

o

if a Certificate is continued after a death and there is no surviving spouse eligible for a second death calculation under the rider because of his or her attained age on the date the death benefit was calculated for the first death; or

o	on or after the Income Date.

Also, no charge amount will be due on any Certificate Anniversary during the period

o	starting when we receive due proof of death or similar information we reasonably believe to be true and

o	ending when we receive the Designated Beneficiary's request to surrender or continue the Certificate.

If the Designated Beneficiary who is the decedent's surviving spouse continues the Certificate, charges will start again and apply on each subsequent Certificate Anniversary. If any other Designated Beneficiary continues the Certificate, charges will not start again.

The charge for the rider will continue when you replace a Covered Person with one who is attained age 85 and no Covered Person under your Certificate will be younger than attained age 85 on the Certificate Date.

Revocability and Other Ending of Optional Leveraged Earnings Death Benefit Rider Coverage. You may not revoke the optional Leveraged Earnings Death Benefit rider at any time.

Coverage under this rider ends upon the earliest of:

o	the total surrender of your Certificate;

o

the calculation of the death benefit on the date your Certificate is continued if a surviving spouse is not eligible for a second death calculation under the rider because of his or her attained age on such date; or

o	the start of annuity payments on the Income Date.

After the rider ends, there will be no further charges for the rider and no past charges will be refunded. The rider's death benefit amount will no longer apply as an additional component of the Certificate's death benefit. Instead, the death benefit will be as described in the applicable section above.

Optional Enhanced Death Benefit Rider

The Standard Death Benefit section above provides that, for a total surrender or a continuation of the Certificate where the death benefit is to be calculated, the death benefit will generally be the greatest of three defined amounts. If you have elected the Optional Enhanced Death Benefit rider, the applicable death benefit will be the greatest of those three defined amounts and the fourth amount defined in this section, which is referred to as "Purchase Payments with Interest" (PPI), less any premium taxes. You may not elect the rider if you, any Joint Certificate Owner(s), and the Annuitant are all attained age 75 or older on the Certificate Date or the rider is not available in your state.

The Enhanced Death Benefit rider does not change your Certificate Value at any time prior to the death of a Covered Person and does so after such a death only if the PPI amount is the applicable death benefit.

Purchase Payments with Interest (PPI). On the Certificate Date, we will determine if any Covered Person is attained age 80 or older. If so, PPI will not apply upon his or her death. Thus, for purposes of the above calculation of the death benefit, the PPI amount shall be zero. Also, the PPI shall be zero if a Covered Person, regardless of age, dies within the first Certificate Year. This zero treatment, in conjunction with the same zero treatment applicable to the "High Anniversary Value", effectively changes the death benefit applicable to the particular Covered Person from the greatest of four defined amounts to the greater of only two of those amounts.

If any Covered Person is under attained age 80 on the Certificate Date, we calculate the PPI amount on Certificate Anniversaries with an adjustment between Certificate Anniversaries if you make a purchase payment or withdrawal. We do this calculation for each Covered Person under attained age 80 on the Certificate Date so that the PPI amount will be available if the death benefit calculation under the rider is applicable to that person's death. The PPI amount for each applicable Covered Person equals, on each Certificate Anniversary, the initial purchase payment increased from the Certificate Date to the date of the Certificate Anniversary based on an annual compound interest rate of 6%. When we receive a purchase payment or pay a withdrawal, we adjust the PPI amount accumulating at 6% by:

o	adding any additional purchase payments made that day; and

o	subtracting the following amount for each withdrawal made that day:

o	the amount of the withdrawal (including any applicable surrender charge),

o	divided by the Certificate Value immediately before the withdrawal, and

o	multiplied by the PPI amount immediately before the withdrawal.

Except as set forth below with respect to adding or changing a Covered Person, our last Certificate Anniversary calculation of the PPI amount for each applicable Covered Person will occur:

o	if the Covered Person dies prior to his or her 81st birthday, on the Certificate Anniversary before that person's death, or

o	if the Covered Person dies on or after his or her 81st birthday, on the Certificate Anniversary before his or her 81st birthday.

Between our last Certificate Anniversary calculation and the date of death, the PPI amount for each applicable Covered Person will not change unless you make purchase payments and/or withdrawals, in which case we will increase or decrease, respectively, the person's PPI amount in the manner described above.

Between the date of death and the calculation of the death benefit upon receipt of the Designated Beneficiary's request to surrender or continue the Certificate for the death benefit, the PPI amount last determined before death under the prior sentence will not change unless you make purchase payments and/or withdrawals, in which case we will increase or decrease, respectively, the PPI amount in the manner described above except for the division and multiplication steps.

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You may add or replace any Covered Person. If (a) at least one current Covered Person has not yet reached the Certificate Anniversary before his or her 81st birthday and (b) you either add or replace any Covered Person with a person who is age 80 or older as of the Certificate Date, the PPI amount will not apply upon the new Covered Person's death. Thus, for purposes of the calculation of the death benefit, the PPI amount shall be treated as equaling zero. This zero treatment, in conjunction with the same zero treatment applicable to the "High Anniversary Value", effectively changes the death benefit applicable to the new Covered Person from the greatest of four defined amounts to the greater of only two of those amounts.

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If each Covered Person lives until the Certificate Anniversary before his or her 81st birthday and then you add or replace a Covered Person, the current PPI amount for the youngest of the other Covered Persons will become the PPI amount for the new Covered Person. If this value is zero, it will never change from zero; this zero treatment effectively changes the death benefit applicable to the new Covered Person from the greatest of four defined amounts to the greater of only two of those amounts. If the PPI amount for the new Covered Person is greater than zero, it will change only if you make purchase payments and/or withdrawals, in which case we will increase or decrease, respectively, the PPI amount in the manner described above except for the division and multiplication steps.

Charge for the Optional Enhanced Death Benefit Rider. The yearly charge for the Enhanced Death Benefit rider is .05% of the "benefit base" if you purchase the rider along with the Optional Guaranteed Income Benefit rider and you do not revoke the income rider. The yearly charge for the death benefit rider is .10% if you purchase it separately or you purchase both riders together but then revoke the income rider. If the income rider is revoked, the .10% charge for the death benefit rider will begin after the seventh Certificate Anniversary since revocation can only occur on that Anniversary. These charge percentages will not change over the life of the riders. We will continue to impose this charge even after we cease to adjust the PPI because of the attained age of the Covered Persons. Thus, you should consider the age of all Covered Persons to decide whether this death benefit option is right for you.

On each Certificate Anniversary on or before the end of the rider's coverage (see "Revocability and Other Ending of Optional Enhanced Death Benefit Rider Coverage" below), we calculate and deduct the dollar amount of the rider's yearly charge as follows:

o

we identify the youngest Covered Person and determine on each Certificate Anniversary the greater of his or her PPI amount and the "High Anniversary Value", both defined above; the greater of these two amounts is the "benefit base",

o	we multiply the benefit base by the applicable charge percentage in order to determine the dollar amount of the charge, and

o

we then deduct the dollar amount of the charge from your Certificate Value. We will deduct the charge from all Sub-accounts of the Variable Account in the ratio that the value in each Sub-account bears to the total Variable Account Value. If there is no or insufficient value in the Variable Account, we will deduct the charge amount, or the excess portion, from the Fixed Account in the ratio that each Guarantee Period's value bears to the total Fixed Account Value. If there is insufficient value in the Variable Account and the Fixed Account combined, the Certificate will be canceled.

If you surrender your Certificate during a Certificate Year before the Certificate Anniversary, we will deduct a pro-rata amount of the full yearly charge from your Certificate Value. We first determine the applicable full yearly charge. We will use the yearly charge we computed as of the prior Certificate Anniversary unless you have made any purchase payments and/or partial withdrawals since then. If so, we will use a yearly charge that may be higher or lower since we will substitute the following for both the PPI amount and the "High Anniversary Value" we used in the Anniversary calculations: those two amounts after both are adjusted for each purchase payment and withdrawal you made since the Anniversary. We will then calculate a pro-rata amount of the applicable yearly charge by multiplying it further by the ratio of the number of days from the Certificate Anniversary until the day of surrender to the total number of days (generally 365) in the Certificate Year of surrender.

No charge amount will be due:

o	upon surrender of the Certificate if the death benefit is being calculated at that time because the Designated Beneficiary has elected to surrender the Certificate (see "Death of a Covered Person");

o

for Standard Certificate States, if a Certificate is continued after a death and there is no surviving spouse eligible for a second death calculation under the rider because of his or her attained age on the date the death benefit was calculated for the first death; or

o	on or after the Income Date.

Also, no charge amount will be due on any Certificate Anniversary during the period

o	starting when we receive due proof of death or similar information we reasonably believe to be true and

o	ending when we receive the Designated Beneficiary's request to surrender or continue the Certificate.

If the Designated Beneficiary who is the decedent's surviving spouse continues the Certificate, charges will start again and apply on each subsequent Certificate Anniversary. If any other Designated Beneficiary continues the Certificate, charges will not start again.

Revocability and Other Ending of Optional Enhanced Death Benefit Rider Coverage. You may revoke the optional Enhanced Death Benefit rider in writing only on, or within 30 days after, the seventh Certificate Anniversary. There is no charge to do this since the final (seventh) year's charge for the rider will already have been calculated and deducted on the seventh Certificate Anniversary.

Coverage under the rider ends upon the earliest of:

o	the seventh Certificate Anniversary if you revoke the rider within 30 days after that Anniversary;

o	the total surrender of your Certificate;

o

for Standard Certificate States, the calculation of the death benefit on the date your Certificate is continued if a surviving spouse is not eligible for a second death calculation under the rider because of his or her attained age on such date;

o	for Exception Certificate States, the calculation of the death benefit either at the time of total surrender or a continuation of your Certificate; or

o	the start of annuity payments on the Income Date.

After the rider ends, there will be no further charges for the rider and no past charges will be refunded. The rider's death benefit amount will no longer apply as an additional component of the Certificate's death benefit. Instead, the death benefit will be as described in the applicable section above.

Death Benefit During the Spousal Continuation Period

This section applies to Certificates issued in Standard Certificate States.

As explained above, if the Certificate Owner dies and the decedent's spouse is the sole Designated Beneficiary or if the Annuitant dies and the decedent's spouse is the sole Certificate Owner, the spouse may choose to continue the Certificate. The date upon which we receive due proof of death and the spouse's written request to continue the Certificate is called the "Continuation Date", and the period after the Continuation Date while the Certificate remains in force is called the "Continuation Period".

Upon the death of the surviving spouse during the Continuation Period while he or she is still the sole Certificate Owner, the method of calculating the death benefit is modified as described below.

The "Net Purchase Payment Death Benefit" will equal

o	the death benefit calculated as of the Continuation Date; plus

o	any additional purchase payment occurring after the Continuation Date; less

o	any partial withdrawals (including any applicable surrender charge) occurring after the Continuation Date.

For purposes of calculating the "High Anniversary Value",

o	the High Anniversary Value will be zero if the surviving spouse is attained age 80 or older upon the Continuation Date; and

o

as to a younger surviving spouse, only Certificate Anniversaries occurring after the Continuation Date will be taken into consideration. The High Anniversary Value shall be zero if the surviving spouse dies before the first Certificate Anniversary in the Continuation Period. On the first Certificate Anniversary after the Continuation Date, the High Anniversary Value for the surviving spouse will equal the Certificate Value. Thereafter we will adjust and recalculate the High Anniversary Value as described in the section entitled "High Anniversary Value" above.

For purposes of calculating the "Purchase Payments with Interest" ("PPI") amount for the optional Enhanced Death Benefit rider,

o	the PPI will not apply upon the death of any surviving spouse who is attained age 80 or older on the Continuation Date;

o	the initial purchase payment will be the death benefit calculated as of the Continuation Date; and

o	only purchase payments and withdrawals occurring after the Continuation Date will be included in the calculation.

We will not charge for the optional Enhanced Death Benefit rider during the Continuation Period if the surviving spouse is attained age 80 or older on the Continuation Date.

If the optional Leveraged Earnings Death Benefit rider is applicable, the calculation method described under "Optional Leveraged Earnings Death Benefit Rider" is modified for a death during the Continuation Period as follows:

o	the Leveraged Earnings Death Benefit will not apply upon the death of any surviving spouse who is attained age 85 or older on the Continuation Date;

o	the applicable percentage will be based on the attained age of the surviving spouse on the Continuation Date; and

o	"purchase payments" will be the sum of the death benefit amount calculated as of the Continuation Date plus any purchase payments made after the Continuation Date.

As a result of these modifications to the method of calculating the Leveraged Earnings Death Benefit, we will not take into consideration earnings accrued on or prior to the Continuation Date. In addition, the maximum earnings on which we calculate the Leveraged Earnings Death Benefit will be based upon the sum of the death benefit amount calculated as of the Continuation Date plus any purchase payments paid after the Continuation Date (adjusted for withdrawals).

We will not charge for the optional Leveraged Earnings Death Benefit rider during the Continuation Period if your spouse is attained age 85 or older on the Continuation Date.

Systematic Withdrawal and Systematic Investment Programs

After we receive due proof of death or receive information about a death that we reasonably believe to be true, we will end any systematic withdrawal program and/or systematic investment program except as follows:

o	for systematic withdrawals, the Designated Beneficiary is a Certificate Owner who requested us to begin the program and/or has been the sole or joint recipient of the payments

o	for systematic investments, the decedent is a non-owner Annuitant.

If we end your systematic withdrawal program based on the above but have paid any systematic withdrawal(s) after death to a person other than the Designated Beneficiary, we will use reasonable efforts to have the recipient return the systematic withdrawal amount(s) so that it may be paid to the Designated Beneficiary or added to the Certificate Value if the Designated Beneficiary elects to continue the Certificate. If the recipient does not return the payment(s), we are not responsible to pay the Designated Beneficiary for those payments.

Payment of Death Benefit

Instead of receiving a lump sum, you or any Designated Beneficiary may direct us in writing to pay any surrender death benefit of $5,000 or more under an annuity payment option that meets the following:

o	the first payment to the Designated Beneficiary must be made no later than one year after the date of death;

o	payments must be made over the life of the Designated Beneficiary or over a period not extending beyond that person's life expectancy.

For example, Annuity Options A, B, and D can meet these criteria, provided that any guaranteed payments are not scheduled to continue past the Designated Beneficiary's life expectancy. If the Designated Beneficiary dies before all guaranteed payments have been made, the successor payee may not extend the period of time during which the remaining payments are to be made.

CERTIFICATE OWNERSHIP

The Certificate Owner shall be the person designated in the application and you may exercise all the rights of the Certificate. Joint Certificate Owners are permitted. Contingent Certificate Owners are not permitted.

You may direct us in writing to change the Certificate Owner, primary beneficiary, contingent beneficiary or contingent annuitant. If the selection of a beneficiary or annuitant was designated "irrevocable", that selection may be changed only with that person's written consent.

Because a change of Certificate Owner by means of a gift may be a taxable event, you should consult a qualified tax professional as to the tax consequences resulting from such a transfer.

Any Qualified Certificate may have limitations on transfer of ownership. You should consult the plan administrator and a qualified tax professional as to the tax consequences resulting from such a transfer.

ASSIGNMENT

You may assign the Certificate at any time. You must file a copy of any assignment with us. Your rights and those of any revocably-named person will be subject to the assignment. A Qualified Certificate may have limitations on your ability to assign the Certificate.

Because an assignment may be a taxable event, you should consult a qualified tax professional as to the tax consequences resulting from any such assignment.

PARTIAL WITHDRAWALS AND SURRENDER

You may make partial withdrawals from the Certificate by notifying us in writing. The minimum withdrawal amount is $300. We may permit a lesser amount with the systematic withdrawal program. If the Certificate Value after a partial withdrawal would be below $2,500, we will treat the request as a withdrawal of only the amount over $2,500. The amount withdrawn will include any applicable surrender charge and may be greater than the amount of the surrender check requested. Unless you specify otherwise, we will deduct the total amount withdrawn from all Sub-accounts of the Variable Account in the ratio that the value in each Sub-account bears to the total Variable Account Value. If there is no or insufficient value in the Variable Account, the amount surrendered, or the insufficient portion, will be deducted from the Fixed Account in the ratio that each Guarantee Period's value bears to the total Fixed Account Value.

You may totally surrender the Certificate by notifying us in writing. Surrendering the Certificate will end it. Upon surrender, you will receive the Certificate Withdrawal Value.

We will pay the amount of any surrender within seven days of receipt of your request. Alternatively, you may apply any surrender benefit of at least $5,000 to an annuity payment option for yourself. If the Certificate Owner is not a natural person, we must consent to the selection of an annuity payment option.

You may not make partial withdrawals or surrender annuity options based on life contingencies after annuity payments have begun. You may make partial withdrawals or surrender Option A, described in "Annuity Options" below, which is not based on life contingencies, if you have selected a variable payout. Any partial withdrawal will reduce your future annuity payments. A partial withdrawal or total surrender of variable payout Option A may be subject to surrender charges, as described in "Deductions for Surrender Charge". The "free withdrawal amounts" described in that section are not applicable. Thus, the surrender charge equals the applicable surrender charge percentage(s) multiplied by:

o	for a partial withdrawal, the withdrawal amount; and

o	for a total surrender, the Certificate's remaining purchase payment(s).

Because of the potential tax consequences of a partial withdrawal or surrender, you should consult a qualified tax professional.

Participants under Qualified Plans as well as Certificate Owners, Annuitants, and Designated Beneficiaries are cautioned that you may not be able to take a partial withdrawal or surrender the Certificate under a Qualified Plan. You should seek competent advice concerning the terms and conditions of the particular Qualified Plan and use of the Certificate with that Plan.

ANNUITY PROVISIONS

Annuity Benefits

If the Annuitant is alive on the Income Date and the Certificate is In Force, we will begin payments to the Annuitant under the Annuity Option or Options you have chosen. We determine the amount of the initial payment(s) on the Income Date by applying to the Option you choose:

o	your Certificate Value,

o	plus any positive or negative market value adjustment applicable to any Fixed Account Value (see Appendix A),

o	less any premium taxes not previously deducted, and

o	less any applicable certificate maintenance charge on the Income Date.

Annuity Option and Income Date

You may select an Annuity Option and Income Date at the time of application or later. Any Income Date must be:

o	for variable annuity options, not earlier than the first day after the Certificate Date,

o	for fixed annuity options, not earlier than the first Certificate Anniversary, and

o	not later than the earlier of
(i)	the later of the Annuitant's 90th birthday and the 10th Certificate Anniversary or

(ii)	any maximum date permitted under state law.

You may continue to make purchase payments until you reach your Income Date.

If you do not select an Annuity Option, we automatically choose Option B. If you do not select an Income Date for the Annuitant, the Income Date will automatically be the latest date specified above.

You may choose or change an Annuity Option or the Income Date by writing to us at least 30 days before the Income Date.

Annuity Options

The Annuity Options are:

Option A: Income for a Fixed Number of Years;

Option B: Life Income with 10 Years of Payments Guaranteed;

Option C: Joint and Last Survivor Income; and

Option D: Life Income.

You may arrange other options if we agree. Each option is available in two forms - as a variable annuity for use with the Variable Account and as a fixed annuity for use with our general account Fixed Account. Variable annuity payments will fluctuate. Fixed annuity payments will not fluctuate. We determine the dollar amount of each fixed annuity payment by:

o

deducting from the Fixed Account Value, increased or decreased by a market value adjustment described in Appendix A, any premium taxes not previously deducted and any applicable certificate maintenance charge;

o	dividing the remainder by $1,000; and

o	multiplying the result by the greater of:
	(i)	the applicable factor shown in the appropriate table in the Certificate; and
	(ii)	the factor we currently offer at the time annuity payments begin. We may base this current factor on the sex of the payee unless we are prohibited by law from doing so.

If you do not select an Annuity Option, we will automatically apply Option B. Unless you choose otherwise, we will apply:

o	Variable Account Value, less any premium taxes not previously deducted and less any applicable certificate maintenance charge, in its entirety to a variable annuity option, and

o	Fixed Account Value, increased or decreased by a market value adjustment described in Appendix A less any premium taxes not previously deducted, to a fixed annuity option.

The same amount applied to a variable option and a fixed option will produce a different initial annuity payment and different subsequent payments.

The payee is the person who will receive the sum payable under a payment option. Any payment option that provides for payments to continue after the death of the payee will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

If the amount available under any variable or fixed option is less than $5,000, we reserve the right to pay such amount in one sum to the payee in lieu of the payment otherwise provided for.

We will make annuity payments monthly unless you have requested in writing quarterly, semi-annual or annual payments. However, if any payment would be less than $100, we have the right to reduce the frequency of payments to a period that will result in each payment being at least $100.

Option A: Income For a Fixed Number of Years. We will pay an annuity for a chosen number of years, not less than 5 nor more than 50. You may choose a period of years over 30 only if it does not exceed the difference between age 100 and the Annuitant's age on the date of the first payment. We refer to Option A as Preferred Income Plan (PIP) when we are making variable annuity payments. At any time while we are making variable annuity payments, the payee may elect to receive the following amount:

o	the present value of the remaining variable annuity payments, computed in the manner described below; less

o	any surrender charge due by treating the present value as a total surrender.

Instead of receiving a lump sum, the payee may elect another payment option and we will not reduce the amount applied to the new option by the surrender charge above.

If, at the death of the payee, Option A payments, whether variable or fixed, have been made for fewer than the chosen number of years:

o	we will continue payments during the remainder of the period to the successor payee; or

o	the successor payee may elect to receive in a lump sum the present value of the remaining payments, computed in the manner described below.

The mortality and expense risk charge is deducted during the Option A payment period if a variable payout has been selected, but we have no mortality risk during this period.

You may choose a "level monthly" payment option for variable payments under Option A. Under this option, we convert your annual payment into 12 equal monthly payments. Thus the monthly payment amount changes annually instead of monthly. We will determine each annual payment as described below in "Variable Annuity Payment Values", place each annual payment in our general account, and distribute it in 12 equal monthly payments. The sum of the 12 monthly payments will exceed the annual payment amount because of an interest rate factor we use, which may vary from year to year but will not be less than 2.0% per year. If the payments are commuted, we will use the commutation method described above for calculating the present value of remaining annual payments and use the interest rate that determined the current 12 monthly payments to commute any unpaid monthly payments.

Currently, we permit the original payee to make a number of changes to variable payments under Option A. Changes can only be made on the anniversary of the date of your first payment.

For regular PIPs, the permissible changes include:

o	shortening or lengthening the period certain provided the payments already made and those to be made meet the 5 - 50 year and age 100 limits described above;

o	changing to a life option - note that this option does not allow the payee to end the payments for a commuted value;

o	changing to the "level monthly" option;

o	changing the assumed investment rate (AIR) or benchmark rate (except under Florida Certificates where only 3% is available);

o	changing the payment frequency; and

o	changing the day of the month on which payment occurs.

For "level monthly" PIPs, the permissible changes include:

o	shortening or lengthening the period certain provided the payments already made and those to be made meet the 5 - 50 year and age 100 limits described above;

o	changing to a life option - note that this option does not allow the payee to end the payments for a commuted value;

o	changing to the regular PIP option;

o	changing the AIR or benchmark rate (except under Florida Certificates where only 3% is available); and

o	changing the day of the month on which payment occurs.

See "Annuity Payments" for the manner in which Option A may be taxed.

Option B: Life Income with 10 Years of Payments Guaranteed. We will pay an annuity during the lifetime of the payee. If, at the death of the payee, payments have been made for fewer than 10 years:

o	we will continue payments during the remainder of the period to the successor payee; or

o	the successor payee may elect to receive in a lump sum the present value of the remaining payments, computed in the manner described below.

The amount of the annuity payments will depend on the age of the payee on the Income Date and it may also depend on the payee's sex.

In the case of Options A and B, the present value of remaining payments referred to above will be based, for variable payments, on interest compounded annually at the current AIR or benchmark rate and on the assumption that each future payment is equal in amount to a payment determined using the applicable Sub-account annuity unit values for the Valuation Period which ends on the date of determination. For fixed annuity payments, the present value of the remaining fixed dollar payments will be based on interest compounded annually at the interest rate we used to create the annuity factor that was used in calculating the fixed payment amount.

Option C: Joint and Last Survivor Income. We will pay an annuity for as long as either the payee or a designated second natural person is alive. The amount of the annuity payments will depend on the age of both persons on the Income Date and it may also depend on each person's sex. It is possible under this option to receive only one annuity payment if both payees die after the receipt of the first payment, or to receive only two annuity payments if both payees die after receipt of the second payment, and so on.

Option D: Life Income. We will pay an annuity for as long as the payee is alive. The amount of the annuity payments will depend on the age of the payee on the Income Date and it may also depend on the payee's sex. It is possible under this option to receive only one annuity payment if the payee dies after the receipt of the first payment, or to receive only two annuity payments if the payee dies after receipt of the second payment, and so on.

Variable Annuity Payment Values

We determine the amount of the first variable annuity payment by multiplying the Certificate Value you are applying to variable annuity payments by the annuity purchase rate for the Annuity Option you have selected. The annuity purchase rates are based on an assumed annual investment rate (AIR or benchmark rate) of 6% per year (3% per year for Florida Certificates and 5% per year for Oregon and Texas Certificates), unless you choose 3% in writing. (See below and "Variable Annuity Payment Values" in the Statement of Additional Information for more information on AIRs and how your initial variable payment is calculated.)

Subsequent variable annuity payments will fluctuate in amount and reflect whether the actual investment return of the selected Sub-account(s) (after deducting the mortality and expense risk charge) is better or worse than the assumed investment rate. The total dollar amount of each variable annuity payment will be equal to:

o	the sum of all Sub-account payments, less

o

the pro-rata amount of the annual certificate maintenance charge. (See "Deductions for Certificate Maintenance Charge" for the circumstances under which this charge will be waived under variable payments Option A.)

Currently, there is no limit on the number of times or the frequency with which a payee may instruct us to change the Sub-account(s) used to determine the amount of the variable annuity payments. Currently, there is also no charge for such transfers.

If you apply the same amount to a particular payment option, a 5% or 6% AIR will result in a larger initial payment than will a 3% AIR. You should note, however, that, assuming the same investment performance, your subsequent payments using a 5% or 6% AIR will increase by a smaller percentage (when they increase) and decrease by a larger percentage (when they decrease) than will subsequent payments using a 3% AIR. Indeed, it is possible that after a sufficient period of time, payments determined using a 5% or 6% AIR may be lower than payments commencing at the same time using the same Sub-accounts but a 3% AIR. Note that if you select Option A (Income for a Fixed Number of Years) and payments continue for the entire period, the 5% or 6% AIR payment amount will start out being larger than the 3% AIR payment amount but eventually the 5% or 6% AIR payment amount will become less than the 3% AIR payment amount. Whether you would be better off choosing a higher or lower AIR depends on the annuity payment option you choose, the investment performance of the Sub-accounts you choose, and the period for which payments are received.

Proof of Age, Sex, and Survival of Annuitant

We may require proof of age, sex or survival of any payee upon whose age, sex or survival payments depend. If the age or sex has been misstated, we will compute the amount payable based on the correct age and sex. If income payments have begun, we will pay in full any underpayments with the next annuity payment and deduct any overpayments, unless repaid in one sum, from future annuity payments until we are repaid in full.

Guaranteed Income Benefit Rider

This rider is optional and you may elect in writing at the time you purchase the Certificate to add it to your Certificate. You may not elect the rider if the Annuitant is over age 75 on the Certificate Date or the rider is not available in your state.

You may direct us under the rider to make fixed annuity income payments to the Annuitant as follows:

o	your selected payment option must be either Option B (Life Income with 10 Years of Payments Guaranteed) or Option D (Life Income)

o	the periodic fixed payment amount under the selected option will be the greater of:
o

the rider's guaranteed income benefit base amount less any premium taxes and any surrender charge, then divided by $1,000, and then multiplied by the guaranteed payout factor shown in the applicable payment table in the Certificate for the Annuitant's age on the Income Date adjusted by the Certificate's age setback provision

o

your Certificate Value less any premium taxes and any certificate maintenance charge, and reduced or increased by the amount of any market value adjustment applicable to any Fixed Account Value. Next, the resulting Value is divided by $1,000, and then multiplied by our current payout factor on the Income Date for the Annuitant's then-current age adjusted by the Certificate's age setback provision

o	your selected Income Date must be
o	on or within 30 days after the seventh or later Certificate Anniversary, and

o	no later than the maximum Income Date specified in "Change In Annuity Option and Income Date".

The guaranteed income benefit rider never changes your Certificate Value nor does it guarantee that your Certificate Value will increase over time at any minimum rate. Instead, the rider provides for guaranteed fixed lifetime income payments based generally on the "Purchase Payments with Interest" value on the Income Date and payout factors based on conservative actuarial assumptions. Thus, in deciding whether to elect the rider and incur its .35% yearly charge, you should compare:

o	the rider's potential fixed annuity payment amount that is based on

	(i)	a guaranteed income benefit base amount equal on the Income Date to no less than the purchase payment(s) compounded at 6% interest yearly (adjusted downward for any prior partial withdrawals) and

	(ii)	our guaranteed annuity payout tables that are calculated using an interest rate of 3% per year, to

o	the Certificate's potential standard fixed annuity payment amount that is based on

	(i)	the Certificate Withdrawal Value (without any surrender charge deduction) on the Income Date and

	(ii)	our current annuity payout tables that are calculated using an interest rate of at least 3% per year.

The amount guaranteed by the income rider (the first amount above) may often be less than the standard amount available under the Certificate (the second amount above). The rider should therefore be regarded as a hedge against potentially poor Sub-account performance prior to the Income Date.

You may also wish to consider how important the rider's guaranteed fixed income payment amounts for life are to you if one of your reasons for purchasing the Certificate is to have variable annuity payments begin on the Income Date.

Guaranteed Income Benefit Base. The rider's guaranteed income benefit base amount on the Income Date is the greater of the current "Purchase Payments with Interest" (PPI) and the current "greatest Anniversary value".

Purchase Payments with Interest. We calculate the PPI amount on Certificate Anniversaries with adjustments between Certificate Anniversaries if you make a purchase payment or partial withdrawal. We do this calculation so that the PPI amount will be available on the Income Date if the rider's guaranteed income benefit base amount is applicable to the Annuitant. The PPI amount equals, on each Certificate Anniversary, the initial purchase payment increased from the Certificate Date to the date of the Anniversary based on an annual compound interest rate of 6%. On any day that you made a purchase payment or partial withdrawal, we adjust the PPI amount accumulating at 6% by adding the additional purchase payment amount or subtracting the following amount for the partial withdrawal:

o	the amount of the partial withdrawal (including any applicable surrender charge),

o	divided by the Certificate Value immediately before the withdrawal, and

o	multiplied by the PPI amount immediately before the withdrawal.

Except for the three Annuitant death instances described in the last three paragraphs of this section,

o	If the Income Date is prior to the Annuitant's 81st birthday, we will determine the PPI portion of the benefit base amount using the amount on the Certificate Anniversary before the Income Date.

o

If the Income Date is on or after the Annuitant's 81st birthday, we will determine the PPI portion of the benefit base amount using the amount on the Certificate Anniversary before the Annuitant's 81st birthday; plus

	o	any additional purchase payments made prior to the Income Date; minus

	o	for any partial withdrawal made prior to the Income Date, the adjusted partial withdrawal amount described above.

If the Annuitant dies on or after the Certificate Anniversary before his or her 81st birthday and the Certificate continues to remain In Force with a new Annuitant, the PPI amount for the new Annuitant will initially equal the current value for the deceased Annuitant. This PPI amount for the new Annuitant will not change unless you make purchase payments and/or partial withdrawals, in which case the PPI amount will be adjusted as described above.

If the Annuitant dies before the Certificate Anniversary before his or her 81st birthday and the Certificate continues to remain In Force with a new Annuitant who is age 81 or older as of the Certificate Anniversary before the Annuitant's date of death, the PPI amount for the new Annuitant will initially equal the current value for the deceased Annuitant. This PPI amount for the new Annuitant will not change unless you make purchase payments and/or partial withdrawals, in which case the PPI amount will be adjusted as described above.

If the Annuitant dies before the first Certificate Anniversary and the Certificate continues to remain In Force with a new Annuitant who was older than the rider's maximum issue age of 75 on the Certificate Date, coverage under the guaranteed income benefit rider will immediately end and we will not deduct any charge for the rider on the first Certificate Anniversary.

Greatest Anniversary Value. We calculate the "greatest Anniversary value" on Certificate Anniversaries with adjustments between Certificate Anniversaries, as described below, if you make a purchase payment or partial withdrawal. We do this calculation so that the "greatest Anniversary value" will be available on the Income Date if the rider's guaranteed income benefit base amount is applicable to the Annuitant. The "greatest Anniversary value" initially equals the Certificate Value on the first Certificate Anniversary. Then, each following day in the second Certificate Year, we will adjust the "greatest Anniversary value" by adding any additional purchase payments made that day, and subtracting the following amount for each partial withdrawal made that day:

o	the amount of the partial withdrawal (including any applicable surrender charge),

o	divided by the Certificate Value immediately before the withdrawal, and

o	multiplied by the "greatest Anniversary value" immediately before the withdrawal.

On the second and each subsequent Certificate Anniversary, we compare the current Certificate Value to the "greatest Anniversary value", adjusted as described above if you made any purchase payments and/or partial withdrawals during the Certificate Year ending on that Certificate Anniversary. If the current Certificate Value exceeds the adjusted "greatest Anniversary value", the current Certificate Value will become the new "greatest Anniversary value". Except for the three Annuitant death instances described in the last three paragraphs of this section, our last Anniversary calculation will occur:

o	If the Income Date is prior to the Annuitant's 81st birthday, on the Certificate Anniversary before the Income Date, or

o	If the Income Date is on or after the Annuitant's 81st birthday, on the Certificate Anniversary before his or her 81st birthday.

On the last Certificate Anniversary specified in the prior two sentences, the greater of the current Certificate Value and the adjusted "greatest Anniversary value" will become the last "greatest Anniversary value".

Before the Income Date, this last "greatest Anniversary value" will not change unless you make purchase payments and/or partial withdrawals, in which case the last "greatest Anniversary value" will be adjusted as described above.

If the Annuitant dies on or after the Certificate Anniversary before his or her 81st birthday and the Certificate continues to remain In Force with a new Annuitant, the "greatest Anniversary value" for the new Annuitant will initially equal the current value for the deceased Annuitant. This "greatest Anniversary value" for the new Annuitant will not change unless you make purchase payments and/or partial withdrawals, in which case the value will be adjusted as described above.

If the Annuitant dies before the Certificate Anniversary before his or her 81st birthday and the Certificate continues to remain In Force with a new Annuitant who is age 81 or older as of the Certificate Anniversary before the Annuitant's date of death, the "greatest Anniversary value" for the new Annuitant will initially equal the current value for the deceased Annuitant. This "greatest Anniversary value" for the new Annuitant will not change unless you make purchase payments and/or partial withdrawals, in which case the value will be adjusted as described above.

If the Annuitant dies before the first Certificate Anniversary and the Certificate continues to remain In Force with a new Annuitant who was older than the rider's maximum issue age of 75 on the Certificate Date, coverage under the guaranteed income benefit rider will immediately end and we will not deduct any charge for the rider on the first Certificate Anniversary.

Charge for the Rider. The yearly charge for the guaranteed income benefit rider is .35%. This charge will not change over the life of the rider. On each Certificate Anniversary on or before the end of the rider's coverage (see "Revocability and Other Ending of Rider Coverage" below), we multiply the .35% charge by the guaranteed income benefit base amount on that Certificate Anniversary (which is the greater of "Purchase Payments with Interest" and the "greatest Anniversary value"), and we deduct that amount from the Certificate Value. We will deduct the charge from all Sub-accounts of the Variable Account in the ratio that the value in each Sub-account bears to the total Variable Account Value. If there is no or insufficient value in the Variable Account, we will deduct the charge amount, or insufficient portion, from the Fixed Account in the ratio that each Guarantee Period's value bears to the total Fixed Account Value.

If you surrender your Certificate during a Certificate Year before the Certificate Anniversary, we will deduct a pro-rata amount of the full yearly charge from your Certificate Value. We first determine the applicable full yearly charge. We will use the yearly charge we computed as of the prior Certificate Anniversary unless you have made any purchase payments and/or partial withdrawals since then. If so, we will use a yearly charge that may be higher or lower since we will substitute the following for both the PPI amount and the "greatest Anniversary value" we used in the Anniversary calculations: those two amounts after both are adjusted for each purchase payment and/or withdrawal you made since the prior Certificate Anniversary. We will then calculate a pro-rata amount of the applicable yearly charge by multiplying it further by the ratio of the number of days from the Certificate Anniversary until the day of surrender to the total number of days (generally 365) in the Certificate Year of surrender.

No charge amount is due:

o	upon surrender of the Certificate if the Death Benefit is being calculated at that time because the Designated Beneficiary has elected to surrender the Certificate (see "Standard Death Benefit"), or

o	on the Income Date.

Revocability and Other Ending of Rider Coverage. You may revoke the guaranteed income benefit rider in writing only on, or within 30 days after, the seventh Certificate Anniversary. There is no charge to do this since the final (seventh) year's charge for the rider will already have been calculated and deducted on the seventh Certificate Anniversary.

Coverage under the guaranteed income benefit rider ends upon the earliest of:

o	the seventh Contract Anniversary if you revoke the rider within 30 days after that Anniversary;

o	the total surrender of your Certificate;

o	the calculation of the Death Benefit either at the time of total surrender or a continuation of your Certificate;

o	the death of the Annuitant before the first Certificate Anniversary if the new Annuitant was older than age 75 as of the Certificate Date;

o	the start of annuity payments on the Income Date.

After the rider ends, there will be no further charges for the rider and no past charges will be refunded. The rider's guaranteed income benefit will no longer apply.

SUSPENSION OF PAYMENTS

We reserve the right to postpone surrender payments from the Fixed Account for up to six months. We also reserve the right to suspend or postpone any type of payment from the Variable Account for any period when:

o	the New York Stock Exchange is closed other than customary weekend or holiday closings;

o	trading on the Exchange is restricted;

o	an emergency exists as a result of which it is not reasonably practicable to dispose of securities held in the Variable Account or determine their value; or

o	the Securities and Exchange Commission permits delay for the protection of security holders.

The applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the prior two conditions described above exist.

TAX STATUS

Introduction

This section provides general information on the federal income tax consequences of ownership of a Certificate based upon our understanding of current federal tax laws and is not intended as tax advice. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Certificate is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Certificates that were purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state, or other tax laws. We also make no guarantee regarding the federal, state, or local tax status of any Certificate or any transaction involving any Certificate. You should consult a qualified tax professional for advice before purchasing a Certificate or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Certificate.

You may purchase a Certificate that is not issued under a Qualified Plan ("Non-Qualified Certificate") or a Certificate that is used under a Plan that is Qualified under the provisions of the Internal Revenue Code of 1986, as amended (the "Code") (a "Qualified Certificate"). The ultimate effect of federal income taxes on the Certificate Value, on annuity payments, and on the economic benefit to the Certificate Owner, Annuitant or Designated Beneficiary depends on the type of retirement plan for which you purchase the Certificate and upon the tax and employment status of the individual concerned.

Taxation of Annuities in General

For federal income tax purposes, purchase payments made under Non-Qualified Certificates are not deductible. Under certain circumstances, purchase payments made under Qualified Certificates may be excludible or deductible from taxable income. Any such amounts will also be excluded from the cost basis for purposes of determining the taxable portion of any distributions from a Qualified Certificate.

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. For that reason, no decision to purchase a Qualified Certificate should be based on the assumption that the purchase of a Qualified Certificate is necessary to obtain tax deferral under a qualified plan.

Section 72 of the Code governs taxation of annuities in general. There are no income taxes on increases in the value of a Certificate until a distribution occurs, in the form of a full surrender, a partial withdrawal, an assignment or gift of the Certificate, or annuity payments. A trust or other entity owning a Non-Qualified Certificate, other than as an agent for an individual, is taxed differently; increases in the value of a Certificate are taxed yearly whether or not a distribution occurs.

Surrenders, Death Benefit Payments, Assignments and Gifts. If you fully surrender your Certificate, the portion of the surrender payment that exceeds your cost basis in the Certificate is subject to tax as ordinary income. For Non-Qualified Certificates, the cost basis is generally the amount of the purchase payments made for the Certificate. For Qualified Certificates, the cost basis is generally zero and the entire surrender payment is generally taxed as ordinary income. A Designated Beneficiary receiving a lump sum death benefit payment after your death or the death of the Annuitant is similarly taxed on the portion of the amount that exceeds your cost basis in the Certificate. If the Designated Beneficiary elects that the lump sum not be paid in order to receive annuity payments that begin within one year of the decedent's death, different tax rules apply. See "Annuity Payments" below. For Non-Qualified Certificates, the tax treatment applicable to Designated Beneficiaries may be contrasted with the income-tax-free treatment applicable to persons inheriting and then selling mutual fund shares with a date-of-death value in excess of the decedent's basis.

Partial withdrawals received under Non-Qualified Certificates prior to annuitization are first included in gross income to the extent Certificate Value exceeds purchase payments. Then, to the extent the Certificate Value does not exceed purchase payments, such withdrawals are treated as a non-taxable return of principal to you. For partial withdrawals under a Qualified Certificate, a portion of each payment is treated as a non-taxable return of principal and the remaining amount is treated as taxable income. Since the cost basis of Qualified Certificates is generally zero, partial withdrawal amounts will generally be fully taxed as ordinary income.

If you assign or pledge a Non-Qualified Certificate, you will be treated as if you had received the amount assigned or pledged. You will be subject to taxation under the rules applicable to partial withdrawals or surrenders. If you give away your Certificate to anyone other than your spouse, you are treated for income tax purposes as if you had fully surrendered the Certificate.

A special computational rule applies if we issue to you, during any calendar year, two or more Certificates, or one or more Certificates and one or more of our other annuity contracts. Under this rule, the amount of any distribution includable in your gross income is determined under Section 72(e) of the Code. All of the contracts will be treated as one contract. This means that the amount of any distribution under any one Certificate will be includable in gross income to the extent that at the time of distribution the sum of the values for all the Certificates or contracts exceeds the sum of each contract's cost basis.

Annuity Payments. We determine the non-taxable portion of each variable annuity payment by dividing the cost basis of your values allocated to Variable Account Value by the total number of expected payments. We determine the non-taxable portion of each fixed annuity payment with an "exclusion ratio" formula which establishes the ratio that the cost basis of your values allocated to Fixed Account Value bears to the total expected value of annuity payments for the term of the annuity. The remaining portion of each payment is taxable. Such taxable portion is taxed at ordinary income rates. For Qualified Certificates, the cost basis is generally zero. With annuity payments based on life contingencies, the payments will become fully taxable once the payee lives longer than the life expectancy used to calculate the non-taxable portion of the prior payments. Because variable annuity payments can increase over time and because certain payment options provide for a lump sum right of commutation, it is possible that the Internal Revenue Service (IRS) could determine that variable annuity payments should not be taxed as described above but instead should be taxed as if they were received under an agreement to pay interest. This determination would result in a higher amount (up to 100%) of certain payments being taxable.

With respect to the "level monthly" payment option available under Annuity Option A, pursuant to which each annual payment is placed in our general account and paid out with interest in 12 equal monthly payments, it is possible the IRS could determine that receipt of the first monthly payout of each annual payment is constructive receipt of the entire annual payment. Thus, the total taxable amount for each annual payment would be accelerated to the time of the first monthly payout and reported in the tax year in which the first monthly payout is received.

Following any change by the payee to variable annuity payments under Option A, other than a change of the payment day of the month or a change from regular PIP to "level monthly" PIP (or vice versa) where the remaining payment length stays the same, the non-taxable portion of each payment will be recalculated in accordance with IRS standards.

The Code does not specifically address partial withdrawals from annuity payments. Based on a private letter ruling issued by the IRS in 2000, it is our intention to report as taxable income the portion of any partial withdrawal from variable annuity Option A that does not exceed immediately before the partial withdrawal the present value of remaining payments less the Certificate's remaining cost basis. Under this approach, a partial withdrawal of $10,000 when the present value is $150,000 and the remaining cost basis is $145,000 would result in taxable income of $5,000 being reported. Since private letter rulings do not bind the IRS, the IRS could take the position that the Code requires the full amount of the partial withdrawal ($10,000 in the example) to be treated as taxable income. Under either approach to determining the taxable income associated with a partial withdrawal, some taxpayers, such as those under age 59 1/2, could be subject to additional tax penalties. Because of the potential for adverse tax results as described above, you should carefully consider, prior to making a partial withdrawal, your need for funds from the Certificate and the tax implications. You should also consult a qualified tax professional prior to making a partial withdrawal.

Penalty Tax. Payments received by you, Annuitants, and Designated Beneficiaries under Certificates may be subject to both ordinary income taxes and a penalty tax equal to 10% of the amount received that is includable in income. The penalty tax is not imposed on the following amounts received:

o	after the taxpayer attains age 59-1/2;
o	in a series of substantially equal payments (not less frequently than annually) made for life or life expectancy;
o	after the death of the Certificate Owner (or, where the Certificate Owner is not a human being, after the death of the Annuitant);
o	if the taxpayer becomes totally and permanently disabled; or
o

under a Non-Qualified Certificate's annuity payment option that provides for a series of substantially equal payments (not less frequently than annually); provided that only one purchase payment is made to the Certificate, that the Certificate is not issued as a result of a Section 1035 exchange, and that the first annuity payment begins in the first Certificate Year.

Income Tax Withholding. We are required to withhold federal income taxes on taxable amounts paid under Certificates unless the recipient elects not to have withholding apply. We will notify recipients of their right to elect not to have withholding apply. See "Tax-Sheltered Annuities" (TSAs) for an alternative type of withholding that may apply to distributions from TSAs that are eligible for rollover to another TSA or an individual retirement annuity or account (IRA).

Section 1035 Exchanges. You may purchase a Non-Qualified Certificate with proceeds from the surrender of an existing annuity contract. Such a transaction may qualify as a tax-free exchange pursuant to Section 1035 of the Code. It is our understanding that in such an event:

o	the new Certificate will be subject to the distribution-at-death rules described in "Death Provisions";

o

purchase payments made between August 14, 1982 and January 18, 1985 and the income allocable to them will, following an exchange, no longer be covered by a "grandfathered" exception to the penalty tax for a distribution of income that is allocable to an investment made over 10 years prior to the distribution; and

o	purchase payments made before August 14, 1982 and the income allocable to them will, following an exchange, continue to receive the following "grandfathered" tax treatment under prior law:
	(i)	the penalty tax does not apply to any distribution;
	(ii)	partial withdrawals are treated first as a non-taxable return of principal and then a taxable return of income; and
	(iii)	assignments are not treated as surrenders subject to taxation.

Diversification Standards. The U.S. Secretary of the Treasury has issued regulations that set standards for diversification of the investments underlying variable annuity contracts (other than pension plan contracts). The Eligible Funds intend to meet the diversification requirements for the Certificate, as those requirements may change from time to time. If the diversification requirements are not satisfied, the Certificate will not be treated as an annuity contract. As a consequence, income earned on a Certificate would be taxable to you in the year in which diversification requirements were not satisfied, including previously non-taxable income earned in prior years.

The preamble to the 1986 investment diversification regulations stated that the Internal Revenue Service may promulgate guidelines under which an owner's excessive control over investments underlying a variable annuity contract will preclude the contract from qualifying as an annuity for federal tax purposes. The guidelines could impose requirements that are not reflected in the Certificate. We, however, have reserved certain rights to alter the Certificate and investment alternatives so as to comply with such guidelines. Since no guidelines have been issued, there can be no assurance as to the content of such guidelines or even whether application of the guidelines will be prospective. For these reasons, you are urged to consult with a qualified tax professional.

Qualified Plans

The Certificate is for use with several types of Qualified Plans. The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. Therefore, we do not attempt to provide more than general information about the use of the Certificate with the various types of Qualified Plans. Participants under such Qualified Plans as well as Certificate Owners, Annuitants, and Designated Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Certificate issued in connection therewith. Following are brief descriptions of the various types of Qualified Plans and of the use of the Certificate in connection with them. Purchasers of the Certificate should seek competent advice concerning the terms and conditions of the particular Qualified Plan and use of the Certificate with that Plan.

Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain contribution limitations, exclude the amount of purchase payments from gross income for tax purposes. This type of annuity contract is commonly referred to as a "Tax-Sheltered Annuity" (TSA).

Section 403(b)(11) of the Code contains distribution restrictions. Specifically, distributions attributable to contributions made pursuant to a salary reduction agreement may be paid, through surrender of the Certificate or otherwise, only:

o	when the employee attains age 59-1/2, has a severance from employment, dies or becomes totally and permanently disabled (within the meaning of Section 72(m)(7) of the Code) or

o	in the case of hardship. A hardship distribution must be of employee contributions only and not of any income attributable to such contributions.

Section 403(b)(11) does not apply to distributions attributable to assets held as of December 31, 1988. Thus, the law's restrictions would apply only to distributions attributable to contributions made after 1988, to earnings on those contributions, and to earnings on amounts held as of December 31, 1988. The Internal Revenue Service has indicated that the distribution restrictions of Section 403(b)(11) are not applicable when TSA funds are being transferred tax-free directly to another TSA issuer, provided the transferred funds continue to be subject to the Section 403(b)(11) distribution restrictions.

If you have requested a distribution from a Certificate, we will notify you if all or part of such distribution is eligible for rollover to another Eligible Retirement Plan. Any amount eligible for rollover treatment will be subject to mandatory federal income tax withholding at a 20% rate unless you direct us in writing to transfer the amount as a direct rollover to another Eligible Retirement Plan. The term "Eligible Retirement Plan" means an individual retirement account under Section 408(a), an individual retirement annuity under Section 408(b), a pension or profit sharing plan under Section 401, an annuity plan under Section 403(a), a tax-sheltered annuity under Section 403(b), or an eligible deferred compensation plan of a state or local government under Section 457(b).

Under the terms of a particular Section 403(b) plan, the participant may be entitled to transfer all or a portion of the Certificate Value to one or more alternative funding options. Participants should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

Individual Retirement Annuities

Sections 408(b) and 408A of the Code permit eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" and "Roth IRA", respectively. These individual retirement annuities are subject to limitations on the amount which may be contributed, the persons who may be eligible to contribute, and on the time when distributions may commence. In addition, distributions from certain types of Qualified Plans may be placed on a tax-deferred basis into a Section 408(b) Individual Retirement Annuity.

Status of Death Benefits in IRAs. Under the Code, Individual Retirement Accounts may not invest in life insurance contracts but the tax regulations expressly permit an Individual Retirement Account to hold an annuity contract if the death benefit provided under the contract is no more than the greater of the total premiums paid for the contract (net of prior withdrawals) or the contract's cash value. It may be inferred from these regulations applicable to Individual Retirement Accounts that an Individual Retirement Annuity cannot provide a death benefit that is more than the greater of the total premiums paid for the annuity (net of prior withdrawals) or the annuity's cash value.

In certain circumstances, the death benefit payable under the Certificate or one or both of the death benefit rider options (Leveraged Earnings Death Benefit Rider and Enhanced Death Benefit Rider) may exceed both the total premiums paid (net of prior withdrawals) and the cash value of the Certificate. Thus, you should consult a qualified tax professional before the Certificate is purchased by an Individual Retirement Account or as an Individual Retirement Annuity.

Corporate Pension and Profit-Sharing Plans

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of the Certificate to provide benefits under the plans.

Deferred Compensation Plans with Respect to Service for State and Local Governments

Section 457 of the Code, while not actually providing for a Qualified Plan as that term is normally used, provides for certain deferred compensation plans that enjoy special income tax treatment with respect to service for tax-exempt organizations, state governments, local governments, and agencies and instrumentalities of such governments. The Certificate can be used with such plans. Under such plans, a participant may specify the form of investment in which his or her participation will be made. However, with respect to plans established by tax-exempt organizations, all such investments are owned by and subject to the claims of general creditors of the sponsoring employer.

Annuity Purchases by Nonresident Aliens

The discussion above provides general information regarding federal income tax consequences to annuity purchasers who are U.S. citizens or resident aliens. Purchasers who are not U.S. citizens or are resident aliens will generally be subject to U.S. federal income tax and withholding on annuity distributions at a 30% rate, unless a lower rate applies in a U.S. treaty with the purchaser's country. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax professional regarding U.S., state, and foreign taxation with respect to an annuity purchase.

VARIABLE ACCOUNT VOTING PRIVILEGES

In accordance with our view of present applicable law, we will vote the shares of the Eligible Funds held in the Variable Account at regular and special meetings of the shareholders of the Eligible Funds in accordance with instructions received from persons having the voting interest in the Variable Account. We will vote shares for which we have not received instructions in the same proportion as we vote shares for which we have received instructions.

However, if the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation should change, and as a result we determine that we are permitted to vote the shares of the Eligible Funds in our own right, we may elect to do so.

You have the voting interest under a Certificate prior to the Income Date. The number of shares held in each Sub-account which are attributable to you is determined by dividing your Variable Account Value in each Sub-account by the net asset value of the applicable share of the Eligible Fund. The payee has the voting interest after the Income Date under an annuity payment option. The number of shares held in the Variable Account which are attributable to each payee is determined by dividing the reserve for the annuity payments by the net asset value of one share. During the annuity payment period, the votes attributable to a payee decrease as the reserves underlying the payments decrease.

We will determine the number of shares in which a person has a voting interest as of the date established by the respective Eligible Fund for determining shareholders eligible to vote at the meeting of the Fund. We will solicit voting instructions in writing prior to such meeting in accordance with the procedures established by the Eligible Fund.

Each person having a voting interest in the Variable Account will receive periodic reports relating to the Eligible Fund(s) in which he or she has an interest, proxy material and a form with which to give such voting instructions.

SALES OF THE CERTIFICATES

Keyport Financial Services Corp. ("KFSC"), our subsidiary, serves as the principal underwriter for the Certificate described in this prospectus. Salespersons who represent us as variable annuity agents will sell the Certificates. Such salespersons are also registered representatives of broker/dealers who have entered into selling agreements with KFSC. KFSC is registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. It is located at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481-5699.

A dealer selling the Certificate may receive up to 7.00% of purchase payments, and additional compensation later based on the Certificate Value attributable to those payments. The percentage may increase to 8.00% during certain time periods Keyport and KFSC select. The percentage may increase to 8.50% if a variable payout under Option A is elected within the first Certificate Year. In addition, under certain circumstances, we or certain of our affiliates, under a marketing support agreement with KFSC, may pay certain sellers for other services not directly related to the sale of the Certificates, such as special marketing support allowances.

We may sell Certificates with lower or no dealer compensation to a person who is an officer, director, or employee of ours or an affiliate of ours or to any Qualified Plan established for such a person. Such Certificates may be different from the Certificates sold to others in that they are not subject to the deduction for the certificate maintenance charge, the asset-based distribution charge or the surrender charge and they have a mortality and expense risk charge of 0.35% per year.

We may sell Certificates with lower or no dealer compensation as part of an exchange program for other fixed ("Old FA") and variable ("Old VA") annuity contracts we previously issued. A Certificate issued in exchange for an Old VA that has a contingent deferred sales charge provision will be issued with an exchange endorsement. One effect of the endorsement is that we will not assess a surrender charge under the Old VA at the time of the exchange. The exchange endorsement provides that we will calculate any surrender charge assessed under the Certificate in relation to the initial purchase payment (i.e., the amount exchanged) based on the actual time of each purchase payment under the Old VA. The endorsement also provides that we will not refund the amount described in "Right to Revoke" if the Certificate is returned. Instead, we will return the Old VA to the owner and treat it as if no exchange had occurred.

Under any exchange program of ours, we treat the exchange as being income-tax free. Before making any exchange, you should consult a competent tax advisor and, for Old VA to Certificate exchanges, you also should consider the differences between the two variable annuities, including the Sub-account selections.

You may make an exchange to a Certificate if we are making variable annuity payments for a fixed number of years under an Old VA. Under your Certificate, the Income Date will be the date of the next scheduled payment under the Old VA and the payment period will be the payment period remaining under the Old VA. On the Certificate Date of your new Certificate, the present value of the remaining annuity payments under the Old VA will be allocated to the Sub-account(s) you select under the Certificate and the amount of future variable annuity payments under your Certificate will be based upon the investment return of those Sub-accounts(s). From the Certificate Date to the Income Date, we will treat your Certificate as one under which periodic annuity payments have begun, and not one that has values based on Accumulation Units. Other than the change in Sub-account allocation described above, we do not permit you to make any changes as you exchange from the Old VA to your Certificate.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account or the Principal Underwriter are a party. We are engaged in various kinds of routine litigation which, in our judgment, is not of material importance in relation to our total capital and surplus.

INQUIRIES BY CERTIFICATE OWNERS

You may write us with questions about your Certificate to Keyport Life Insurance Company, Client Service Department, 125 High Street, Boston, MA 02110, or call (800) 367-3653.

TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION

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APPENDIX A

THE FIXED ACCOUNT (ALSO KNOWN AS THE MODIFIED GUARANTEED ANNUITY ACCOUNT)

Introduction

This appendix describes the Fixed Account option available under the Certificate.

Fixed Account Values are subject to a limited market value adjustment. The adjustment may result in an increase or decrease in amounts transferred and amounts paid to you or other payees (including withdrawals, surrenders, death benefits, and amounts applied to purchase annuity payments). However, a market value adjustment will not reduce the interest rate applied to amounts you allocate to a Guarantee Period to less than 3% per year. Payments made from Fixed Account Values at the end of a Guarantee Period are not subject to the limited market value adjustment.

Any purchase payments you allocate to the Fixed Account option become part of our general account. Because of provisions in the securities laws, our general account including the Fixed Account, are not subject to regulation under the Securities Act of 1933 or the Investment Company Act of 1940. The Securities and Exchange Commission has not reviewed the disclosure in the prospectus relating to the general account and the Fixed Account option.

Allocations to the Fixed Account

We will allocate purchase payments to the Fixed Account according to your selection in the application. Your selection must specify the percentage of the purchase payment you want to allocate to each Guarantee Period. The percentage, if not zero, must be at least 5%. You may change the allocation percentages without any charges. You must make allocation changes in writing unless you have, in writing, authorized us to accept telephone allocation instructions. By authorizing us to accept telephone changes, you agree to the conditions and procedures we establish from time to time. The current conditions and procedures are in Appendix B. We will notify you in advance of any changes.

Each Guarantee Period currently offered is available for initial and subsequent purchase payments and for transfers of Certificate Value. We currently offer Guarantee Periods of up to 7 years. We may change at any time the number and/or length of Guarantee Periods we offer. You or your salesperson should call for information on the Guarantee Periods that are currently offered. If we no longer offer a particular Guarantee Period, the existing Fixed Account Value in that Guarantee Period will remain until the end of the period. At that time, you must select a different Guarantee Period Fixed Account option.

Capital Protection Plus

We offer a capital protection plus program. Under this program, we allocate part of your purchase payment to the Guarantee Period Fixed Account option you select. Currently, you may only select the 7-year Guarantee Period Fixed Account option.

Based on the length of the period and the period's interest rate, we determine how much of your purchase payment must be allocated to the Guarantee Period so that, at the end of the Guarantee Period, the allocated amount plus interest will be equal to your total purchase payment. We will allocate the rest of your purchase payment to the Sub-account(s) of the Variable Account based on your allocation instructions.

For example, assume you choose the 7-year Guarantee Period and we receive your purchase payment of $10,000 when the interest rate for the Guarantee Period is 6.75% per year. We will allocate $6,331 to that Guarantee Period, because $6,331 will increase, at the interest rate of 6.75%, to $10,000 after seven years. The remaining $3,669 of the payment will be allocated to the Sub-account(s) you select.

If you surrender or transfer any part of the Fixed Account Value before the end of the Guarantee Period, the value at the end of that period will not equal your original purchase payment amount.

Fixed Account Value

Fixed Account Value is equal to:

o	all purchase payments allocated or amounts transferred to the Fixed Account plus the interest credited on those payments or amounts transferred; less

o	any prior partial withdrawals or transfers from the Fixed Account, including any applicable charges.

Interest Credits

We credit interest daily. The interest we credit is based on an annual compound interest rate. It is credited to purchase payments allocated to the Fixed Account at rates we declare for Guarantee Periods of one or more years from the month and day of allocation. Any rate we set will be at least 3% per year.

Our interest crediting method may result in each of your Guarantee Periods being subject to different rates. For purposes of this section, we treat Variable Account Value transferred to the Fixed Account and Fixed Account Value that is renewed or transferred to another Guarantee Period as a purchase payment allocation.

Application of Market Value Adjustment

No market value adjustment applies to Guarantee Periods of less than three years.

A market value adjustment applies to any Fixed Account Value surrendered, withdrawn, transferred, or applied to an Annuity Option from a Guarantee Period of three years or more, unless:

o	the transaction occurs at the end of the Guarantee Period, or

o	the Certificate is surrendered for the Death Benefit after the death of a Covered Person.

We apply the market value adjustment before we deduct any applicable surrender charges or taxes.

If a market value adjustment applies to a surrender or the application to an Annuity Option, we will add or deduct any positive or negative market value adjustment amount, respectively, to your Certificate Value.

If a market value adjustment applies to either a partial withdrawal or a transfer, we will add or deduct any positive or negative market value adjustment, respectively, to, the partial withdrawal or transfer amount after we have deducted the requested withdrawal or transfer amount from the Fixed Account Value. This means that the net amount may be more or less than the amount requested.

Effect of Market Value Adjustment

A market value adjustment reflects the change in prevailing current interest rates since the beginning of a Guarantee Period. The market value adjustment may be positive or negative. Any negative adjustment may be limited in amount (see "Market Value Adjustment Factor" below).

Generally, if the treasury rate (see "Treasury Rates" below) for your Guarantee Period is lower than the treasury rate for a new Guarantee Period with a length equal to the time remaining in your Guarantee Period, the market value adjustment will be negative and it will result in a reduction of the amount surrendered, withdrawn, transferred, or applied to an Annuity Option.

On the other hand, if the treasury rate for your Guarantee Period is higher than the treasury rate for a new Guarantee Period with a length equal to the time remaining in your Guarantee Period, then the market value adjustment will be positive and it will result in an increase in the amount surrendered, withdrawn, transferred, or applied to an Annuity Option.

Market Value Adjustment Factor

We compute the market value adjustment for each of your Guarantee Periods by multiplying the applicable amount surrendered, withdrawn, transferred, or applied to an Annuity Option, by the market value adjustment factor. The market value adjustment factor is calculated as the larger of formulas (a) and (b):

(a) (1+a)/(1+b)(n/12)-1

where:

"a" is the treasury rate for the initial number of years in your Guarantee Period;

"b" is the treasury rate for a period equal to the time remaining (rounded up to the next whole number of 12-month periods) to the expiration of your Guarantee Period; and

"n" is the number of complete Guarantee Period Months remaining before the expiration of your Guarantee Period.

(b) (1.03)/(1+i)(y+d/#)-1

where:

"i" is the guaranteed interest rate for your Guarantee Period;

"y" is the number of complete 12-month periods that have elapsed in your Guarantee Period;

"d" is the number of calendar days since the end of the last complete 12-month period in your Guarantee Period or, if "y" is zero, the number of calendar days since the start of your Guarantee Period; and

"#" is the number of calendar days in the current 12-month period of your Guarantee Period, which is generally 365 days.

As stated above, the formula (b) amount will apply only if it is greater than the formula (a) amount. This will occur only when the formula (a) amount is negative and the formula (b) amount is a smaller negative number. Under these conditions, formula a's full (normal) negative market value adjustment will be limited to the extent that adjustment would decrease your Guarantee Period's Fixed Account Value below the following amount:

(i)	the amount allocated to your Guarantee Period; less
(ii)	any prior systematic or partial withdrawal amounts and amounts transferred; less
(iii)	interest on the above items (i) and (ii) credited annually at a rate of 3% per year.

Treasury Rates

The treasury rate for a Guarantee Period is the interest rate in the Treasury Constant Maturity Series, as published by the Federal Reserve Board, for a maturity equal to the number of years specified in "a" and "b" in formula (a) above. Weekly series are published at the beginning of the following week. The Determination Dates are the last business day before the 1st and 15th of each calendar month.

To determine the "a" treasury rate, we use the weekly series first published on or after the most recent Determination Date that occurs on or before the Start Date for the Guarantee Period. If the Start Date is the same as the Determination Date or the date of publication, or any date in between, we instead use the weekly series first published after the prior Determination Date. To determine the "b" treasury rate, we use the weekly series first published on or after the most recent Determination Date which occurs on or before the date on which the market value adjustment factor is calculated. If the calculation date is the same as the Determination Date or the date of publication, or any date in between, we will instead use the weekly series first published after the prior Determination Date.

If the number of years and or 12-month periods specified in "a" or "b" is not equal to a maturity in the Treasury Constant Maturity Series, we determine the treasury rate by straight line interpolation between the interest rates of the next highest and next lowest maturities.

If the Treasury Constant Maturity Series becomes unavailable, we will adopt a comparable constant maturity index. If such a comparable index is not available, we will replicate calculation of the Treasury Constant Maturity Series Index based on U.S. Treasury Security coupon rates.

End of A Guarantee Period

We will notify you in writing at least 30 days prior to the end of each of your Guarantee Periods. At the end of your Guarantee Period, we will automatically transfer your Guarantee Period's Fixed Account Value to the Stein Roe Money Market Sub-account unless we have received:

o	your election of a new Guarantee Period from among those we offer at that time; or

o	your instructions to transfer the ending Fixed Account Value to one or more Sub-accounts of the Variable Account.

You may not elect a new Guarantee Period that is longer than the number of years remaining until the Income Date.

Transfers of Fixed Account Value

You may transfer Fixed Account Value from one of your Guarantee Periods to another or to one or more Sub-accounts of the Variable Account subject to any applicable market value adjustment. If the Fixed Account Value represents multiple Guarantee Periods, your transfer request must specify from which values you want the transfer made.

The Certificate allows us to limit the number of transfers you may make in a specified time period. Currently, we generally limit Variable Account and Fixed Account transfers to unlimited transfers per calendar year with a $500,000 per transfer dollar limit. See "Transfer of Variable Account Value" and "Limits on Transfers". These limitations will not apply to any transfer made at the end of a Guarantee Period. We will notify you prior to changing the current limitations.

You must request transfers in writing unless you have authorized us in writing to accept telephone transfer instructions from you or from a person acting on your behalf as an attorney-in-fact under a power of attorney. By authorizing us to accept telephone transfer instructions, you agree to the conditions and procedures we establish from time to time. The current conditions and procedures are in Appendix B. If you have authorized telephone transfers, you will be notified in advance of any changes. A person acting on your behalf as an attorney-in-fact under a power of attorney may request transfers in writing.

If we receive your transfer requests before 4:00 PM Eastern Time, or any other time for the close of trading on the New York Stock Exchange, we will execute them at the close of business that day. Any requests we receive later, we will execute at the close of the next business day.

If you transfer 100% of a Guarantee Period's value and your current allocation for purchase payments includes that Guarantee Period, we will automatically change the allocation formula for future purchase payments unless you instruct otherwise. For example, if the allocation formula is 50% to the One-Year Guarantee Period and 50% to Sub-account A and you transfer all Fixed Account Value to Sub-account A, we will change the allocation formula to 100% to Sub-account A.

APPENDIX B

TELEPHONE INSTRUCTIONS

Telephone Transfers of Certificate Values

1. If there are joint Certificate Owners, both must authorize us to accept telephone instructions but either Certificate Owner may give us telephone instructions.

2. All callers must identify themselves. We reserve the right to refuse to act upon any telephone instructions in cases where the caller has not sufficiently identified himself/herself to our satisfaction.

3. Neither we nor any person acting on our behalf shall be subject to any claim, loss, liability, cost or expense if we or such person acted in good faith upon a telephone instruction, including one that is unauthorized or fraudulent. However, we will employ reasonable procedures to confirm that a telephone instruction is genuine and, if we do not, we may be liable for losses due to an unauthorized or fraudulent instruction. You thus bear the risk that an unauthorized or fraudulent instruction we execute may cause your Certificate Value to be lower than it would be had we not executed the instruction.

4. We record all conversations with disclosure at the time of the call.

5. The application for the Certificate may allow you to create a power of attorney by authorizing another person to give telephone instructions. Unless prohibited by state law, we will treat such power as durable in nature and it shall not be affected by your subsequent incapacity, disability or incompetency. Either we or the authorized person may cease to honor the power by sending written notice to you at your last known address. Neither we nor any person acting on our behalf shall be subject to liability for any act executed in good faith reliance upon a power of attorney.

6. Telephone authorization shall continue in force until:

o	we receive your written revocation,
o	we discontinue the privilege, or
o	we receive written evidence that you have entered into a market timing or asset allocation agreement with an investment adviser or with a broker/dealer.

7. If we receive telephone transfer instructions at 800-367-3653 before 4:00 P.M. Eastern Time or other close of trading on the New York Stock Exchange, they will be initiated that day based on the unit value prices calculated at the close of that day. We will initiate instructions we receive after the close of trading on the NYSE on the following business day.

8. Once we accept instructions, they may not be canceled.

9. You must make all transfers in accordance with the terms of the Certificate and current prospectus. If your transfer instructions do not conform to these terms, we will not execute the transfer and will notify the caller within 48 hours.

10. If you transfer 100% of any Sub-account's value and the allocation formula for purchase payments includes that Sub-account, then we will change the allocation formula for future purchase payments accordingly unless we receive telephone instructions to the contrary. For example, if the allocation formula is 50% to Sub-account A and 50% to Sub-account B and you transfer all of Sub-account A's value to Sub-account B, we will change the allocation formula to 100% to Sub-account B unless you instruct us otherwise.

Telephone Changes to Purchase Payment Allocation Percentages

Numbers 1-6 above are applicable.

APPENDIX C

SYSTEMATIC WITHDRAWAL PROGRAM

Payment Type

There are three payment types available under all Certificates (#1-3) and three that are available only if the owner is under age 58-1/2 at time of the first payment (#4-6). We will not set up any payment type you select if we determine that the first payment amount will be less than $100.

1.

Percentage Method. Each Certificate Year we pay you equal periodic payments based on the annual withdrawal of a specified percentage of your Certificate Value. The percentage you select may not exceed 10%. We annually redetermine the amount of your equal periodic payments.

To determine your equal periodic payment amount, we first multiply the selected percentage times your Certificate Value on the date of your first payment in each Certificate Year. We then divide that amount by the number of periods in a year. We recalculate the amount of your equal periodic payments at the beginning of each Certificate Year based on your Certificate Value at that time.

In the first Certificate Year of your participation in our Systematic Withdrawal Program, we calculate your equal periodic payments as described above, but we will only make as many payments as there are periods left in the Certificate Year. For example, if at the beginning of a Certificate Year your Certificate Value was $120,000 and you wanted to withdraw 10% in equal monthly payments, we would pay you $12,000 in 12 monthly payments of $1,000 each. However, if you started your Systematic Withdrawal Program three months into that Certificate Year, we would pay you $9,000 in 9 monthly payments of $1,000 each, and then we would recalculate your monthly payment amount. Accordingly, you would receive less than 10% of your Certificate Value in the first Certificate Year of your participation in this program.

2.

Earnings Method. The payment amount is calculated at the time of each withdrawal by subtracting from the current Certificate Value (a) for the first withdrawal, the Certificate Value from one payment period prior (e.g., if the frequency is quarterly, the Certificate Value would be from three months prior) and (b) for each subsequent withdrawal, the Certificate Value at the time of the prior withdrawal. No payment will be made if the calculation amount is zero or less and payments will resume only when the calculation amount is greater than zero.

3.

Net Amount Method. You specify a set dollar amount for each withdrawal of at least $100. In the event a surrender charge is applicable to all or part of a withdrawal because your specified amount exceeds the "free withdrawal amounts", we will increase the withdrawal amount in order to create a net withdrawal amount equal to your specified amount.

4.

IRS Amortization Method. The systematic withdrawal amount will remain the same during the entire life expectancy period. We will calculate the payment amount based on the amortization method described in IRS Notice 89-25 (Q&A-12), using your Certificate Value on the date of the first payment, either your life expectancy or the joint life and last survivor expectancy of you and your designated beneficiary based on your attained age(s) on the date of the first payment, and an interest rate on the date of the first payment that is not in excess of a reasonable rate. We will use the IRS's 120% Mid-Term Applicable Federal Rate for the month in which distributions start unless you direct that a lower rate be used.

5.

IRS Annuity Factor Method. The systematic withdrawal amount will remain the same during the entire life expectancy period. We will calculate the payment amount based on the annuity factor method described in IRS notice 89-25 (Q&A-12), using your Certificate Value on the date of the first payment and an annuity factor, which is the present value of an annuity of $1 per year beginning at your attained age and continuing for your life. We derive the annuity factor using both a reasonable mortality table and reasonable interest rate. For the mortality table we will use UP-1984 unless you direct that either IRS Table V or IRS 90CM be used. For the interest rate, we will use the IRS's 120% Mid-Term Appicable Federal Rate for the month in which distributions start unless you direct that a lower rate be used.

6.

IRS Minimum Distribution Method. The systematic withdrawal amount will change each year during the life expectancy period. We will calculate the annual payment amount based on the minimum distribution method described in IRS Notice 89-25 (Q&A-12), by dividing your current Certificate Value at the time of each year's calculation by either your then current life expectancy or the then current joint life and last survivor expectancy of you and your designated beneficiary. The initial calculation of the annual payment amount will occur on the date of the first payment and each succeeding year's calculation will occur one year later. The annual payment calculated each year will be paid out in equal payments according to the frequency option chosen.

Payment Frequency and First Payment Date

You may request that withdrawals be made monthly, quarterly, semi-annually or annually. If, however, your selected payment frequency will create a withdrawal amount of less than $100, we will reduce the frequency of payments to an interval that will result in the withdrawal being at least $100.

Unless you select a later date by written request, the date of the first withdrawal will be (a) one payment period after the Certificate Date if you request systematic withdrawals at the time of your initial purchase payment or (b) one payment period after we receive your written request to begin systematic withdrawals. If, however, your written request is for an IRS Method (#4-6) and you made a partial withdrawal in the same Certificate Year, then the first withdrawal shall instead be on the next Certificate Anniversary.

Federal Income Tax Withholding

The taxable portion of withdrawals you receive from your Certificate is subject to 10% federal income tax withholding unless you elect not to have withholding apply. Any withholding will be deducted from the payment amount calculated under the payment type in effect.

You may elect not to have withholding apply to withdrawal payments by signing and dating an election of no withholding. You are liable for payment of federal income tax on the taxable portion of your withdrawal. You also may be subject to tax penalties if your withholding and estimated tax payments are not sufficient.

If you want federal income tax withholding to apply, please sign and date an election of withholding. Your election to withhold or to not withhold will remain in effect until you revoke it. You may revoke it at any time.

Direct Deposit of Payments

If you request direct deposit of systematic withdrawals to your checking or savings account, we will use our best effort to ensure that the correct amount is credited to your account within three business days of the payment date. If we transfer less than the correct amount, any shortfall will be corrected in full with the next transfer. If we transfer more than the correct amount or duplicate a transfer in error, any excess or duplicate amount, unless repaid to us in one sum, will be deducted from future transfers until we are repaid in full.

Important Income Tax Information

Payment Types 1-3. Systematic withdrawals will be taxed under the regular rules applicable to surrenders and not under the special exclusion ratio/amount rules applicable to annuity payments. All or part of each withdrawal may thus be taxable. In addition, anyone under the age of 59-1/2 at the time of a withdrawal may also be subject to a 10% federal income tax penalty on the taxable portion of the withdrawal. Our reporting to the Internal Revenue Service will be based on our opinion of the taxable amount and whether the penalty tax applies.

Payment Types 4-6. Based on Internal Revenue Service (IRS) requirements, we will report to the IRS that systematic withdrawals under IRA Certificates are 100% taxable. Under other Certificates, our reporting will be based on our opinion of the taxable amount. Under all Certificates, it is our opinion under current federal income tax laws that the withdrawals will not be subject to an additional 10% federal income penalty tax because they will be part of a series of substantially equal periodic payments made for your life expectancy or joint life expectancy of you and your designated beneficiary. We will thus report to the IRS that no penalty tax applies. If, however, you end systematic withdrawals before the later of your attaining age 59-1/2 or five years after the first payment, you will then be subject to both retroactive 10% federal penalty taxes on all systematic withdrawals made before 59-1/2 and federal interest penalties on those taxes. Unlike you, we may not end your systematic withdrawals before your retroactive penalty tax period has expired.

Other Systematic Withdrawal Conditions

Under payment types #1-3, if any withdrawal would cause your Certificate Value to be reduced below the minimum value specified in your Certificate, that withdrawal will not be made and will contact you about modifying the withdrawal amount and/or the payment frequency so that withdrawals may resume. Your systematic withdrawals will continue until we receive your written revocation, we discontinue the program, or the annuitant or an owner dies. Once authorization terminates, systematic withdrawals cannot be resumed again until after the next Certificate Anniversary. At that time a new systematic withdrawal request form will be required. All additional withdrawals after termination will be treated as regular withdrawals and surrender charges may apply.

Under payment types #4-6, you may not make a withdrawal outside the program or surrender the Certificate during the period of systematic withdrawals. Also, you may not make any additional purchase payments to the Certificate. Your systematic withdrawals will continue in force until we receive your written revocation, you die, or we discontinue the program after the later of your attaining age 59-1/2 or five years after your first payment. Once your authorization terminates, systematic withdrawals may not be resumed. All additional withdrawals after termination will be treated as regular withdrawals and surrender charges may apply.

For other information of a general nature, including circumstances under which the surrender charge and/or the Fixed Account market value adjustment may apply to any withdrawals, see "Systematic Withdrawal Program" under "OTHER SERVICES".

Distributed by:

Keyport Financial Services Corp.

One Sun Life Executive Park, Wellesley Hills, MA 02481-5699-

Issued by:

Keyport Life Insurance Company

One Sun Life Executive Park, Wellesley Hills, MA 02481

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KC-01/563J-0402

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KC.PROS	5/2002

Yes. I would like to receive the Keyport Charter Variable Annuity Statement of Additional Information.

Yes. I would like to receive the Statement of Additional Information for the Eligible Funds of:

AIM Variable Insurance Funds, Inc.

Alliance Variable Products Series Fund, Inc.

Fidelity Variable Insurance Products Funds

Liberty Variable Investment Trust

MFS Variable Insurance Trust

Rydex Variable Trust

SteinRoe Variable Investment Trust

Wanger Advisors Trust

Name

Address

City

State

Zip

BUSINESS REPLY MAIL

FIRST CLASS MAIL PERMIT NO. 6719 BOSTON, MA

POSTAGE WILL BE PAID BY ADDRESSEE

KEYPORT LIFE INSURANCE CO.

125 HIGH STREET

BOSTON, MA 02110-2712

NO POSTAGE

NECESSARY

IF MAILED

IN THE

UNITED STATES

STATEMENT OF ADDITIONAL INFORMATION

GROUP AND INDIVIDUAL FLEXIBLE PURCHASE PAYMENT

DEFERRED VARIABLE ANNUITY CONTRACT

ISSUED BY

VARIABLE ACCOUNT A

OF

KEYPORT LIFE INSURANCE COMPANY ("Keyport")

This Statement of Additional Information (SAI) is not a prospectus but it relates to, and should be read in conjunction with, the Keyport Charter variable annuity prospectus dated May 1, 2002. The SAI is incorporated by reference into the prospectus. The prospectus is available, at no charge, by writing Keyport at 125 High Street, Boston, MA 02110 or by calling (800) 437-4466.

TABLE OF CONTENTS

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The date of this statement of additional information is May 1, 2002.

KC.SAI	5/2002

KEYPORT LIFE INSURANCE COMPANY

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Sun Life Financial Services of Canada, Inc. ("Sun Life Financial"), a reporting company under the Securities Exchange Act of 1034 with common shares listed on the Toronto, New York, London and Philippines stock exchanges, is the ultimate corporate parent of Keyport. For additional information about Keyport, see page 18 of the prospectus.

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VARIABLE ANNUITY BENEFITS

Variable Annuity Payment Values

For each variable payment option, the total dollar amount of each periodic payment will be equal to: (a) the sum of all Sub-Account payments; less (b) the pro-rata amount of the annual Certificate Maintenance Charge.

The first payment for each Sub-Account will be determined by deducting any applicable Certificate Maintenance Charge and any applicable state premium taxes and then dividing the remaining value of that Sub-Account by $1,000 and multiplying the result by the greater of: (a) the applicable factor from the Certificate's annuity table for the particular payment option; or (b) the factor currently offered by Keyport at the time annuity payments begin. This current factor may be based on the sex of the payee unless to do so would be prohibited by law.

The number of Annuity Units for each Sub-Account will be determined by dividing such first payment by the Sub-Account Annuity Unit value for the Valuation Period that includes the date of the first payment. The number of Annuity Units remains fixed for the annuity payment period. Each Sub-Account payment after the first one will be determined by multiplying (a) by (b), where: (a) is the number of Sub-Account Annuity Units; and (b) is the Sub-Account Annuity Unit value for the Valuation Period that includes the date of the particular payment.

Variable annuity payments will fluctuate in accordance with the investment results of the underlying Eligible Funds. In order to determine how these fluctuations affect annuity payments, Keyport uses an Annuity Unit value. Each Sub-Account has its own Annuity Units and value per Unit. The Annuity Unit value applicable during any Valuation Period is determined at the end of such period.

When Keyport first purchased Eligible Fund shares on behalf of the Variable Account, Keyport valued each Annuity Unit for each Sub-Account at a specified dollar amount. The Unit value for each Sub-Account in any Valuation Period thereafter is determined by multiplying the value for the prior period by a net investment factor. (See "Net Investment Factor" in the prospectus.) This factor may be greater or less than 1.0; therefore, the Annuity Unit may increase or decrease from Valuation Period to Valuation Period. For each assumed annual investment rate (AIR), Keyport calculates a net investment factor for each Sub-Account by dividing (a) by (b), where:

(a)	is equal to the net investment factor as defined in the prospectus without any deduction for the Distribution Charge defined in (c)(ii) of the net investment factor formula; and

(b)

is the assumed investment factor for the current Valuation Period. The assumed investment factor adjusts for the interest assumed in determining the first variable annuity payment. Such factor for any Valuation Period shall be the accumulated value, at the end of such period, of $1.00 deposited at the beginning of such period at the assumed annual investment rate (AIR). The AIR for Annuity Units based on the Certificate's annuity tables is 6% per year (3% per year for Florida Certificates and 5% per year for Oregon and Texas Certificates). An AIR of 3% per year is also currently available upon Written Request.

With a particular AIR, payments after the first one will increase or decrease from month to month based on whether the actual annualized investment return of the selected Sub-Account(s) (after deducting the Mortality and Expense Risk Charge) is better or worse than the assumed AIR percentage. If a given amount of Sub-Account value is applied to a particular payment option, the initial payment will be smaller if a 3% AIR is selected instead of a 6% AIR but, all other things being equal, the subsequent 3% AIR payments have the potential for increasing in amount by a larger percentage and for decreasing in amount by a smaller percentage. For example, consider what would happen if the actual annualized investment return (see the first sentence of this paragraph) is 9%, 6%, 3%, or 0% between the time of the first and second payments. With an actual 9% return, the 3% AIR and 6% AIR payments would both increase in amount but the 3% AIR payment would increase by a larger percentage. With an actual 6% return, the 3% AIR payment would increase in amount while the 6% AIR payment would stay the same. With an actual return of 3%, the 3% AIR payment would stay the same while the 6% AIR payment would decrease in amount. Finally, with an actual return of 0%, the 3% AIR and 6% AIR payments would both decrease in amount but the 3% AIR payment would decrease by a smaller percentage. Note that the changes in payment amounts described above are on a percentage basis and thus do not illustrate when, if ever, the 3% AIR payment amount might become larger than the 6% AIR payment amount. Note though that if Option A (Income for a Fixed Number of Years) is selected and payments continue for the entire period, the 3% AIR payment amount will start out being smaller than the 6% AIR payment amount but eventually the 3% AIR payment amount will become larger than the 6% AIR payment amount.

Re-Allocating Sub-Account Payments

The number of Annuity Units for each Sub-Account under any variable annuity option will remain fixed during the entire annuity payment period unless the payee makes a written request for a change. Currently, a payee can instruct Keyport to change the Sub-Account(s) used to determine the amount of the variable annuity payments unlimited times every 12 months. The payee's request must specify the percentage of the annuity payment that is to be based on the investment performance of each Sub-Account. The percentage for each Sub-Account, if not zero, must be at least 5% and must be a whole number. At the end of the Valuation Period during which Keyport receives the request, Keyport will: (a) value the Annuity Units for each Sub-Account to create a total annuity value; (b) apply the new percentages the payee has selected to this total value; and (c) recompute the number of Annuity Units for each Sub-Account. This new number of units will remain fixed for the remainder of the payment period unless the payee requests another change.

SAFEKEEPING OF ASSETS

Keyport acts as custodian for, and is responsible for the safekeeping of, the assets of the Variable Account. Keyport has responsibility for providing all administration of the Certificates and the Variable Account. This administration includes, but is not limited to, preparation of the Contracts and Certificates, maintenance of Certificate Owners' records, and all accounting, valuation, regulatory and reporting requirements.

PRINCIPAL UNDERWRITER

The Contract and Certificates, which are offered continuously, are distributed by Keyport Financial Services Corp. ("KFSC"), a wholly-owned subsidiary of Keyport.

EXPERTS

Ernst & Young LLP, independent auditors, have audited our consolidated financial statements at December 31, 2001 and 2000, and for the ten-month period ended October 31, 2001 and the two-month period ended December 31, 2001 and for the years ended December 31, 2000 and 1999, and the financial statements of the Variable Account at December 31, 2001 and for each of the two years in the period ended December 31, 2001, as set forth in their reports. We've included our financial statements in the statement of additional information in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing. Their principal office is located at 200 Clarendon Street, Boston, Massachusetts.

INVESTMENT PERFORMANCE

The Variable Account may from time to time quote performance information concerning its various Sub-Accounts. A Sub-Account's performance may also be compared to the performance of sub-accounts used with variable annuities offered by other insurance companies. This comparative information may be expressed as a ranking prepared by Financial Planning Resources, Inc. of Miami, FL (The VARDS Report), Lipper Analytical Services, Inc., or by Morningstar, Inc. of Chicago, IL (Morningstar's Variable Annuity Performance Report), which are independent services that compare the performance of variable annuity sub-accounts. The rankings are done on the basis of changes in accumulation unit values over time and do not take into account any charges (such as distribution charges or administrative charges) that are deducted directly from Certificate values.

Ibbotson Associates of Chicago, IL provides historical returns from 1926 on capital markets in the United States. The Variable Account may quote the performance of its Sub-Accounts in conjunction with the long-term performance of capital markets in order to illustrate general long-term risk versus reward investment scenarios. Capital markets tracked by Ibbotson Associates include common stocks, small company stocks, long-term corporate bonds, long-term government bonds, U.S. Treasury Bills, and the U.S. inflation rate. Historical total returns are determined by Ibbotson Associates for: Common Stocks, represented by the Standard and Poor's Composite Stock Price Index (an unmanaged weighted index of 90 stocks prior to March 1957 and 500 stocks thereafter of industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market); Small Company Stocks, represented by the fifth capitalization quintile (i.e., the ninth and tenth deciles) of stocks on the New York Stock Exchange for 1926-1981 and by the performance of the Dimensional Fund Advisors Small Company 9/10 (for ninth and tenth deciles) Fund thereafter; Long Term Corporate Bonds, represented beginning in 1969 by the Salomon Brothers Long-Term High-Grade Corporate Bond Index, which is an unmanaged index of nearly all Aaa and Aa rated bonds, represented for 1946-1968 by backdating the Salomon Brothers Index using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon Brothers in computing its Index, and represented for 1925-1945 through the use of the Standard and Poor's monthly High-Grade Corporate Composite yield data, assuming a 4% coupon and a 20-year maturity; Long-Term Government Bonds, measured each year using a portfolio containing one U.S. government bond with a term of approximately twenty years and a reasonably current coupon; U.S. Treasury Bills, measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the shortest-term bill having not less than one month to maturity; Inflation, measured by the Consumer Price Index for all Urban Consumers, not seasonably adjusted, since January, 1978 and by the Consumer Price Index before then. The stock capital markets may be contrasted with the corporate bond and U.S. government securities capital markets. Unlike an investment in stock, an investment in a bond that is held to maturity provides a fixed rate of return. Bonds have a senior priority to common stocks in the event the issuer is liquidated and interest on bonds is generally paid by the issuer before it makes any distributions to common stock owners. Bonds rated in the two highest rating categories are considered high quality and present minimal risk of default. An additional advantage of investing in U.S. government bonds and Treasury bills is that they are backed by the full faith and credit of the U.S. government and thus have virtually no risk of default. Although government securities fluctuate in price, they are highly liquid.

Average Annual Total Return for a Certificate that is Surrendered

The tables below provide performance results for each Sub-Account through December 31, 2001. The results shown in this section are not an estimate or guarantee of future investment performance, and do not represent the actual experience of amounts invested by a particular Certificate Owner.

The following tables were calculated using the method prescribed by the Securities and Exchange Commission. They illustrate each Sub-Account's average annual total return over the periods shown assuming a single $1,000 initial purchase payment and the surrender of the Certificate at the end of each period. The Sub-Account's average annual total return is the annual rate that would be necessary to achieve the ending value of an investment kept in the Sub-Account for the period specified. The first table uses the inception date of the Certificate's Sub-Accounts while the second table assumes the Certificate was available prior to that date on the Funds' inception date.

Each calculation assumes that the $1,000 initial purchase payment was allocated to only one Sub-Account and no transfers or additional purchase payments were made. The rate of return reflects all charges assessed against a Certificate and the Sub-Account except for any premium taxes that may be payable. The charges reflected are: a Contingent Deferred Sales Charge that applies when the hypothetical Certificate is surrendered; the annual 1.25% Mortality and Expense Risk Charge; the annual 0.15% distribution charge; and, on an allocated basis, the Certificate's Certificate Maintenance Charge that is deducted at the end of each year and upon surrender. The Contingent Deferred Sales Charge used in the calculations for a particular Sub-Account is equal to the percentage charge in effect at the end of the period multiplied by the assumed $1,000 payment. The percentage charge declines from 7% to 1% over 7 years by 1% per year.

	Average Annual Total Return for a
	Certificate Surrendered on 12/31/01
	Hypothetical $1,000 Purchase Payment*

	Length of Investment Period
	One	Three	Five	Ten	Since Sub-Account
Sub-Account	Year	Years	Years	Years	Inception Shown
AIM Capital Appreciation	-29.64%	-3.12%	N/A	N/A	0.29%(05/19/98)
AIM International Growth	-29.87%	-7.07%	N/A	N/A	-5.90%(05/19/98)
AIM Premier Equity	-19.81%	N/A	N/A	N/A	-9.62%(07/01/99)
Alliance Growth and Income	-8.15%	5.45%	N/A	N/A	6.17%(05/19/98)
Alliance Premier Growth	-24.25%	-5.81%	10.64%	N/A	10.81%(11/18/96)
Alliance Technology	-31.64%	N/A	N/A	N/A	-8.35%(07/01/99)
Alliance Worldwide Privatization	-24.14%	N/A	N/A	N/A	-20.50%(06/01/00)
Fidelity Dynamic Capital Appreciation	N/A	N/A	N/A	N/A	-13.16%(03/05/01)**
Fidelity Equity Income	-13.08%	N/A	N/A	N/A	-2.80%(06/01/00)
Fidelity Growth Opportunities	-21.72%	N/A	N/A	N/A	-16,73%(06/01/00)
Colonial High Yield Securities	-10.87%	-5.49%	N/A	N/A	-5.49%(05/19/98)
Colonial Small Cap Value	0.69%	8.67%	N/A	N/A	2.62%(05/19/98)
Colonial Strategic Income	-4.78%	-1.02%	2.24%	N/A	2.36%(11/18/96)
Colonial U.S. Growth & Income	-8.89%	2.10%	11.02%	N/A	10.91%(11/18/96)
Liberty All-Star Equity	-20.05%	-2.56%	N/A	N/A	2.46%(11/15/97)
Liberty S&P 500 Index	-19.44%	N/A	N/A	N/A	-15.53%(06/01/00)
Liberty Select Value	-4.96%	N/A	N/A	N/A	4.18%(06/01/00)
Liberty Value	-8.69%	4.17%	10.02%	N/A	10.07%(11/18/96)
Newport Tiger	-23.57%	3.12%	-6.95%	N/A	-6.63%(11/18/96)
Rydex Financial Services	-19.42%	N/A	N/A	N/A	-0.85%(06/01/00)
Rydex Health Care	-19.26%	N/A	N/A	N/A	-2.52%(06/01/00)
MFS Emerging Growth	-39.13%	-4.65%	7.22%	N/A	6.44%(11/18/96)
MFS Investors Growth Stock	-31.07%	N/A	N/A	N/A	-2.86%(06/01/00)
MFS Investors Trust	-23.06%	N/A	N/A	N/A	-13.56%(06/01/00)
MFS New Discovery	-13.11%	N/A	N/A	N/A	-4.65%(06/01/00)
Rydex OTC	-40.55%	N/A	N/A	N/A	-45.93%(03/15/00)
Liberty Federal Securities	-1.72%	3.35%	4.99%	N/A	4.86%(11/18/96)
Stein Roe Balanced	-16.91%	-2.48%	3.98%	N/A	3.94%(11/18/96)
Stein Roe Growth Stock	-31.02%	-5.93%	7.07%	N/A	6.63%(11/18/96)
Wanger Foreign Forty	-32.70%	N/A	N/A	N/A	-29.13%(10/16/00)
Wanger International Small Cap	-27.70%	N/A	N/A	N/A	-29.75%(10/16/00)
Wanger Twenty	0.57%	N/A	N/A	N/A	4.78%(10/16/00)
Wanger U.S. Small Cap	2.84%	N/A	N/A	N/A	8.03%(10/16/00)

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* Fund expenses in excess of defined amounts were reimbursed during one or more calendar years for all Funds except Newport Tiger. Without this expense reimbursement any return percentages shown that include these calendar years would be lower. See footnote 2 on page 7 of the prospectus for any expense reimbursement percentages currently applicable to the Funds.

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** Non-annualized total returns are shown since these Sub-Accounts have been in existence for less than one year.

	Average Annual Total Return for a
	Certificate Surrendered on 12/31/00
	Hypothetical $1,000 Purchase Payment*

	Length of Investment Period
	One	Three	Five	Ten	Since Fund
Sub-Account	Year	Years	Years	Years	Inception Shown
AIM Capital Appreciation	-28.97%	-3.12%	4.19%	N/A	10.20%(05/05/93)
AIM International Growth	-29.20%	-7.07%	-0.51%	N/A	4.98%(05/05/93)
AIM Premier Equity	-19.03%	-3.74%	6.90%	N/A	11.27%(05/05/93)
Alliance Growth and Income	-7.25%	5.45%	12.68%	13.25%	12.23%(01/14/91)
Alliance Premier Growth	-23.52%	-5.81%	10.64%	N/A	14.02%(06/26/92)
Alliance Technology	-30.98%	-1.98%	10.46%	N/A	10.27%(01/11/96)
Alliance Worldwide Privatization	-23.40%	-2.41%	1.59%	N/A	4.85%(02/28/95)
Fidelity Dynamic Capital Appreciation	-33.75%	N/A	N/A	N/A	-36.54%(09/25/00)
Fidelity Equity Income	-12.23%	0.12%	7.42%	11.95%	10.49%(10/10/86)
Fidelity Growth Opportunities	-20.96%	-12.21%	1.73%	N/A	7.62%(01/05/95)
Colonial High Yield Securities	-10.00%	-5.49%	N/A	N/A	-5.49%(05/19/98)
Colonial Small Cap Value	1.61%	8.67%	N/A	N/A	2.62%(05/19/98)
Colonial Strategic Income	-4.00%	-1.02%	2.24%	N/A	4.97%(07/05/94)
Colonial U.S. Growth & Income	-7.99%	2.10%	11.02%	N/A	14.30%(07/05/94)
Liberty All-Star Equity	-19.27%	-2.56%	N/A	N/A	2.45%(11/15/97)
Liberty S&P 500 Index	-18.65%	N/A	N/A	N/A	-15.41%(05/25/00)
Liberty Select Value	-4.04%	N/A	N/A	N/A	4.09%(05/25/00)
Liberty Value	-7.90%	4.17%	10.02%	N/A	11.29%(07/01/93)
Newport Tiger	-22.83%	3.12%	-6.95%	N/A	-1.81%(05/01/95)
Rydex Financial Services	-18.64%	N/A	N/A	N/A	-0.89%(05/25/00)
Rydex Health Care	-18.47%	N/A	N/A	N/A	-2.55%(05/25/00)
MFS Emerging Growth	-38.55%	-4.65%	7.22%	N/A	10.71%(07/24/95)
MFS Investors Growth Stock	-30.40%	N/A	N/A	N/A	0.83%(05/03/99)
MFS Investors Trust	-22.31%	-6.36%	5.40%	N/A	9.04%(10/09/95)
MFS New Discovery	-12.26%	14.52%	N/A	N/A	12.09%(04/29/98)
Rydex OTC	-39.99%	-10.15%	N/A	N/A	8.25%(05/07/97)
Liberty Federal Securities	-0.80%	3.35%	4.99%	4.96%	6.23%(01/01/89)
Stein Roe Balanced	-16.09%	-2.48%	3.98%	6.64%	8.36%(01/01/89)
Stein Roe Growth Stock	-30.36%	-5.93%	7.07%	8.83%	11.83%(01/01/89)
Wanger Foreign Forty	-32.06%	N/A	N/A	N/A	7.21%(02/01/99)
Wanger International Small Cap	-27.00%	2.48%	4.13%	N/A	12.17%(05/03/95)
Wanger Twenty	1.49%	N/A	N/A	N/A	14.75%(02/01/99)
Wanger U.S. Small Cap	3.76%	5.86%	10.64%	N/A	16.72%(05/03/95)


* Fund expenses in excess of defined amounts were reimbursed during one or more calendar years for all Funds except Newport Tiger. Without this expense reimbursement any return percentages shown that include these calendar years would be lower. See footnote 2 on page 7 of the prospectus any expense reimbursement percentages currently applicable to the Funds.


Change in Accumulation Unit Value

The following performance information illustrates the average annual change and the actual annual change in Accumulation Unit values for each Sub-Account and is computed differently than the standardized average annual total return information. Performance information for periods prior to the inception date of the Contract's Sub-Accounts assumes the Certificates were available prior to that date on the Funds' inception date.

A Sub-Account's average annual change in Accumulation Unit values is the annualized rate at which the value of a Unit changes over the time period illustrated. A Sub-Account's actual annual change in Accumulation Unit values is the rate at which the value of a Unit changes over each 12-month period illustrated. These rates of change in Accumulation Unit values reflect the Certificate's annual 1.25% Mortality and Expense Risk Charge and the annual 0.15% distribution charge. They do not reflect deductions for any Contingent Deferred Sales Charge, Certificate Maintenance Charge, and premium taxes. The rates of change would be lower if these charges were included.

Average Annual Change		Average Annual Change
	In Accumulation Unit	in Accumulation Unit Value
	Value From Fund	over the period shown
	Inception Shown	through 12/31/01
Sub-Account	through 12/31/01**	Three Years	Five Years	Ten Years
AIM Capital Appreciation	10.20%(05/05/93)	-1.76%	4.54%	N/A
AIM International Growth	4.98%(05/05/93)	-5.76%	-0.09%	N/A
AIM Premier Equity	11.27%(05/05/93)	-2.39%	7.22%	N/A
Alliance Growth and Income	12.24%(01/14/91)	6.66%	12.94%	13.25%
Alliance Premier Growth	14.02%(06/26/92)	-4.49%	10.91%	N/A
Alliance Technology	10.49%(01/11/96)	-0.61%	10.74%	N/A
Alliance Worldwide Privatization	4.97%(02/28/95)	-1.04%	1.98%	N/A
Fidelity Dynamic Capital Appreciation	-33.29%(09/25/00)	N/A	N/A	N/A
Fidelity Equity Income	10.49%(10/10/86)	1.46%	7.73%	11.95%
Fidelity Growth Opportunities	7.72%(01/05/95)	-10.97%	2.12%	N/A
Colonial High Yield Securities	-4.39%(05/19/98)	-4.17%	N/A	N/A
Colonial Small Cap Value	3.66%(05/19/98)	9.81%	N/A	N/A
Colonial Strategic Income	4.98%(07/05/94)	0.35%	2.62%	N/A
Colonial U.S. Growth & Income	14.30%(07/05/94)	3.39%	11.30%	N/A
Liberty All-Star Equity	3.14%(11/15/97)	-1.20%	N/A	N/A
Liberty S&P 500 Index	-12.03%(05/25/00)	N/A	N/A	N/A
Liberty Select Value	7.75%(05/25/00)	N/A	N/A	N/A
Liberty Value	11.30%(07/01/93)	5.41%	10.30%	N/A
Newport Tiger	-1.65%(05/01/95)	4.39%	-6.55%	N/A
Rydex Financial Services	2.88%(05/25/00)	N/A	N/A	N/A
Rydex Health Care	1.26%(05/25/00)	N/A	N/A	N/A
MFS Emerging Growth	10.81%(07/24/95)	-3.31%	7.53%	N/A
MFS Investors Growth Stock	2.68%(05/03/99)	N/A	N/A	N/A
MFS Investors Trust	9.15%(10/09/95)	-5.05%	5.74%	N/A
MFS New Discovery	12.90%(04/29/98)	15.55%	N/A	N/A
Rydex OTC	8.74%(05/07/97)	-8.88%	N/A	N/A
Liberty Federal Securities	6.24%(01/01/89)	4.61%	5.33%	4.97%
Stein Roe Balanced	8.36%(01/01/89)	-1.11%	4.33%	6.65%
Stein Roe Growth Stock	11.83%(01/01/89)	-4.61%	7.39%	8.84%
Wanger Foreign Forty	8.72%(02/01/99)	N/A	N/A	N/A
Wanger International Small Cap	12.25%(05/03/95)	3.76%	4.48%	N/A
Wanger Twenty	16.08%(02/01/99)	N/A	N/A	N/A
Wanger U.S. Small Cap	16.78%(05/03/95)	7.06%	10.91%	N/A
	12-Month Period Change in Accumulation
	Unit Value**
Sub-Account	1992	1993	1994	1995	1996
AIM Capital Appreciation	N/A	18.41%*	1.09%	33.79%	15.98%
AIM International Growth	N/A	9.00%*	-1.13%	16.74%	21.67%
AIM Premier Equity	N/A	13.78%*	2.60%	34.34%	13.45%
Alliance Growth and Income	6.44%	10.16%	-1.72%	33.93%	22.36%
Alliance Premier Growth	12.99%*	11.07%	-4.30%	42.85%	21.00%
Alliance Technology	N/A	N/A	N/A	N/A	8.65%*
Alliance Worldwide Privatization	N/A	N/A	N/A	8.10%*	16.87%
Fidelity Dynamic Capital Appreciation	N/A	N/A	N/A	N/A	N/A
Fidelity Equity Income	15.27%	16.66%	5.59%	33.23%	12.69%
Fidelity Growth Opportunities	N/A	N/A	N/A	29.82%*	16.63%
Colonial High Yield Securities	N/A	N/A	N/A	N/A	N/A
Colonial Small Cap Value	N/A	N/A	N/A	N/A	N/A
Colonial Strategic Income	N/A	N/A	0.15%*	16.67%	8.20%
Colonial U.S. Growth & Income	N/A	N/A	3.69%*	27.91%	20.14%
Liberty All-Star Equity	N/A	N/A	N/A	N/A	N/A
Liberty S&P 500 Index	N/A	N/A	N/A	N/A	N/A
Liberty Select Value	N/A	N/A	N/A	N/A	N/A
Liberty Value	N/A	4.28%*	-2.12%	28.34%	16.16%
Newport Tiger	N/A	N/A	N/A	14.46%*	9.69%
Rydex Financial Services	N/A	N/A	N/A	N/A	N/A
Rydex Health Care	N/A	N/A	N/A	N/A	N/A
MFS Emerging Growth	N/A	N/A	N/A	16.70%*	15.40%
MFS Investors Growth Stock	N/A	N/A	N/A	N/A	N/A
MFS Investors Trust	N/A	N/A	N/A	6.31%*	22.72%
MFS New Discovery	N/A	N/A	N/A	N/A	N/A
Rydex OTC	N/A	N/A	N/A	N/A	N/A
Liberty Federal Securities	4.49%	4.80%	-2.93%	14.14%	3.25%
Stein Roe Balanced	6.04%	7.78%	-4.52%	23.75%	14.01%
Stein Roe Growth Stock	5.15%	3.52%	-7.64%	35.84%	19.59%
Wanger Foreign Forty	N/A	N/A	N/A	N/A	N/A
Wanger International Small Cap	N/A	N/A	N/A	33.28%*	30.17%
Wanger Twenty	N/A	N/A	N/A	N/A	N/A
Wanger U.S. Small Cap	N/A	N/A	N/A	15.88%*	44.55%
	12-Month Period Change in Accumulation
	Unit Value**
Sub-Account	1997	1998	1999	2000	2001
AIM Capital Appreciation	11.90%	17.68%	42.62%	-12.14%	-24.35%
AIM International Growth	7.12%	11.03%	52.91%	-27.42%	-26.60%
AIM Premier Equity	21.99%	24.89%	28.12%	-15.82%	-13.78%
Alliance Growth and Income	27.02%	19.22%	9.54%	12.03%	-1.24%
Alliance Premier Growth	32.01%	45.93%	30.17%	-17.92%	-18.55%
Alliance Technology	4.74%	61.13%	72.69%	-22.75%	-26.49%
Alliance Worldwide Privatization	9.22%	4.23%	56.64%	-24.16%	-18.43%
Fidelity Dynamic Capital Appreciation	N/A	N/A	N/A	-15.11%*	-29.43%
Fidelity Equity Income	26.29%	10.00%	4.79%	6.65%	-6.54%
Fidelity Growth Opportunities	28.16%	22.79%	2.74%	-18.41%	-15.83%
Colonial High Yield Securities	N/A	-3.69%*	0.25%	-8.39%	-4.17%
Colonial Small Cap Value	N/A	-14.25%*	4.87%	17.24%	7.69%
Colonial Strategic Income	7.70%	4.56%	0.38%	-1.51%	2.22%
Colonial U.S. Growth & Income	30.41%	18.49%	10.45%	2.13%	-2.03%
Liberty All-Star Equity	0.63%*	17.03%	7.06%	4.79%	-14.03%
Liberty S&P 500 Index	N/A	N/A	N/A	6.00%*	-13.37%
Liberty Select Value	N/A	N/A	N/A	10.46%*	2.04%
Liberty Value	27.19%	9.60%	4.09%	14.60%	-1.82%
Newport Tiger	-32.09%	-7.73%	65.70%	-16.47%	-17.82%
Rydex Financial Services	N/A	N/A	N/A	20.79%*	-13.36%
Rydex Health Care	N/A	N/A	N/A	17.52%*	-13.18%
MFS Emerging Growth	20.22%	32.31%	74.28%	-20.77%	-34.54%
MFS Investors Growth Stock	N/A	N/A	38.22%*	4.73%	-25.88%
MFS Investors Trust	27.99%	20.64%	5.22%	-1.66%	-17.27%
MFS New Discovery	N/A	1.25%*	71.02%	-3.45%	-6.57%
Rydex OTC	6.54%*	83.23%	94.14%	-39.04%	-36.08%
Liberty Federal Securities	7.54%	5.32%	-0.34%	9.10%	5.28%
Stein Roe Balanced	15.21%	10.99%	11.07%	-2.56%	-10.65%
Stein Roe Growth Stock	30.45%	26.14%	35.05%	-13.35%	-25.83%
Wanger Foreign Forty	N/A	N/A	81.59%*	-2.93%	-27.63%
Wanger International Small Cap	2.82%	14.72%	123.30%	-35.66%	-22.25%
Wanger Twenty	N/A	N/A	32.95%*	7.94%	7.57%
Wanger U.S. Small Cap	27.63%	7.18%	23.34%	-9.42%	9.84%

* Percentage of change is for less than 12 months; it is for the period from the inception date shown to the end of the year.


** Fund expenses in excess of defined amounts were reimbursed during one or more calendar years for all Funds except Newport Tiger. Without this expense reimbursement any return percentages shown that include these calendar years would be lower. See footnote 2 on page 7 of the prospectus for any expense reimbursement percentages currently applicable to the Funds.


Yield for Stein Roe Money Market Sub-Account

Yield percentages for the Stein Roe Money Market Sub-Account are calculated using the method prescribed by the Securities and Exchange Commission. Yields reflect the deduction of the annual 1.40% asset-based Certificate charges. Yields also reflect, on an allocated basis, the Certificate's annual $36 Certificate Maintenance Charge that is collected after the first Certificate Anniversary. Yields do not reflect Surrender Charges and premium tax charges. The yield would be lower if these charges were included. The following is the standardized formula:

Yield equals:   (A - B - 1) X  365
                           C                 7

Where:

A	=	the Accumulation Unit value at the end of the 7-day period.

B	=

hypothetical Certificate Maintenance Charge for the 7-day period. The assumed annual Stein Roe Money Market Sub-Account charge is equal to the $36 Certificate charge multiplied by a fraction equal to the average number of Certificates with Stein Roe Money Market Sub-Account value during the 7-day period divided by the average total number of Certificates during the 7-day period. This annual amount is converted to a 7-day charge by multiplying it by 7/365. It is then equated to an Accumulation Unit size basis by multiplying it by a fraction equal to the average value of one Stein Roe Money Market Sub-Account Accumulation Unit during the 7-day period divided by the average Certificate Value in Stein Roe Money Market Sub-Account during the 7-day period.

C	=	the Accumulation Unit value at the beginning of the 7-day period.

The yield formula assumes that the weekly net income generated by an investment in the Stein Roe Money Market Sub-Account will continue over an entire year.

For the 7-day period ended 12/31/01 the yield for the Stein Roe Money Market Sub-Account was 0.17%.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Keyport Life Insurance Company are included in the statement of additional information. The consolidated financial statements of Keyport Life Insurance Company are provided as relevant to its ability to meet its financial obligations under the Certificates and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

Report of Independent Auditors

To the Board of Directors of Keyport Life Insurance Company

and Contract Owners of Variable Account A

We have audited the accompanying statement of assets and liabilities of Keyport Life Insurance Company - Variable Account A (comprising, respectively, AIM VI Capital Appreciation Series I, AIM VI Growth Series I, AIM VI International Equity Series I, AIM VI Value Series I, Alger American Growth Portfolio, Alger American Small Capitalization Portfolio, Alliance Global Bond Portfolio (A), Alliance Global Bond Portfolio (B), Alliance Growth & Income Portfolio (A), Alliance Growth & Income Portfolio (B), Alliance Growth Portfolio (B), Alliance International Portfolio (B), Alliance Premier Growth Portfolio (A), Alliance Premier Growth Portfolio (B), Alliance Real Estate Investment Portfolio (A), Alliance Technology Portfolio (B), Alliance Total Return Portfolio (B), Alliance Worldwide Privatization Portfolio (B), Brinson Tactical Allocation Portfolio (I), Exeter Growth Fund, Exeter Moderate Growth Fund, Fidelity VIP Equity Income Fund - SC2, Fidelity VIP III Dynamic Capital Appreciation Fund, Fidelity VIP III Growth Opportunities Fund - SC2, Templeton Developing Markets Securities Fund 2, Colonial Global Equity Fund, VS (B), Colonial High Yield Securities Fund, VS (A), Colonial High Yield Securities Fund, VS (B), Colonial International Fund for Growth, VS (A), Colonial International Horizons Fund, VS (B), Colonial Small Cap Value Fund, VS (A), Colonial Small Cap Value Fund, VS (B), Colonial Strategic Income Fund, VS (A), Colonial Strategic Income Fund, VS (B), Colonial US Growth & Income Fund, VS (A), Colonial US Growth & Income Fund, VS (B), Crabbe Huson Real Estate Investment Fund, VS (B), Liberty All-Star Equity Fund, VS (A), Liberty All-Star Equity Fund, VS (B), Liberty Newport Japan Opp Fund, VS (A), Liberty Newport Japan Opp Fund, VS (B), Liberty S&P 500 Index Fund, VS (A), Liberty S&P 500 Index Fund, VS (B), Liberty Select Value Fund, VS (A), Liberty Select Value Fund, VS (B), Liberty Value Fund, VS (A), Liberty Value Fund, VS (B), Newport Tiger Fund, VS (A), Newport Tiger Fund, VS (B), Rydex Financial Services Fund, VS (A), Rydex Financial Services Fund, VS (B), Rydex Health Care Fund, VS (A), Rydex Health Care Fund, VS (B), SteinRoe Global Utilities Fund, Wanger Foreign Forty Fund, Wanger International Small Cap Fund, Wanger Twenty Fund, Wanger US Small Cap Fund, MFS Bond Series IC, MFS Emerging Growth Series IC, MFS Emerging Growth Series SC, MFS Investors Growth Stock Series SC, MFS Investors Trust Series SC, MFS New Discovery Series SC, MFS Research Series IC, Rydex Nova Fund, Rydex OTC Fund, Rydex Precious Metals Fund, Rydex US Government Money Market Fund, Rydex Ursa Fund, SteinRoe Balanced Fund VS (A), SteinRoe Balanced Fund VS (B), SteinRoe Growth Stock Fund VS (A), SteinRoe Growth Stock Fund VS (B), SteinRoe Money Market Fund VS (A), Liberty Federal Securities Fund VS (A), Liberty Federal Securities Fund VS (B), SteinRoe Small Company Growth Fund VS (A)) as of December 31, 2001, and the related statements of operations and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of Keyport Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Keyport Life Insurance Company - Variable Account A at December 31, 2001 and the results of its operations and changes in its net assets for the years ended December 31, 2001 and 2000, in conformity with accounting principles generally accepted in the United States.

ERNST & YOUNG LLP

Boston, Massachusetts

April 19, 2002

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Assets and Liabilities

December 31, 2001

Assets
Investments at market value:

AIM Variable Insurance Funds, Inc.
AIM VI Capital Appreciation Series I - 1,147,453 shares (cost $38,775,361)	$24,922,688
AIM VI Growth Series I - 269,180 shares (cost $7,618,725)	4,406,474
AIM VI International Equity Series I - 1,396,049 shares (cost $26,979,040)	20,815,086
AIM VI Value Series I - 1,596,163 shares (cost $49,242,820)	37,270,403

Alger American Fund
Alger American Growth Portfolio - 2,069,150 shares (cost $113,520,183)	76,082,646
Alger American Small Capitalization Portfolio - 991,635 shares (cost $37,954,832)	16,411,558

Alliance Variable Products Series Fund, Inc.
Alliance Global Bond Portfolio (A) - 2,039,872 shares (cost $23,916,482)	22,295,805
Alliance Global Bond Portfolio (B) - 500,413 shares (cost $5,506,619)	5,434,480
Alliance Growth & Income Portfolio (A) - 324,471 shares (cost $7,018,576)	7,190,280
Alliance Growth & Income Portfolio (B) - 1,762,448 shares (cost $40,074,795)	38,826,725
Alliance Growth Portfolio (B) - 74,276 shares (cost $1,133,630)	1,211,446
Alliance International Portfolio (B) - 36,252 shares (cost $407,843)	423,429
Alliance Premier Growth Portfolio (A) - 4,105,550 shares (cost $124,100,460)	103,295,637
Alliance Premier Growth Portfolio (B) - 2,050,645 shares (cost $75,156,473)	51,266,126
Alliance Real Estate Investment Portfolio (A) - 79,250 shares (cost $772,791)	911,371
Alliance Technology Portfolio (B)- 1,495,282 shares (cost $49,018,694)	25,644,080
Alliance Total Return Portfolio (B) - 92,295 shares (cost $1,612,611)	1,628,999
Alliance Worldwide Privatization Portfolio (B)- 56,127 shares (cost $652,413)	683,066

Brinson Series Trust
Brinson Tactical Allocation Portfolio(I) - 1,941,700 shares (cost $31,455,705)	24,640,174

Exeter Insurance Fund, Inc.
Exeter Growth Fund - 25,244 shares (cost $320,205)	355,181
Exeter Moderate Growth Fund - 15,731 shares (cost $169,168)	174,614

Fidelity VIP Funds
Fidelity VIP Equity Income Fund - SC2 -728,815 shares (cost $17,059,009)	16,463,928
Fidelity VIP III Dynamic Capital Appreciation Fund - 42,868 shares (cost $256,108)	261,064
Fidelity VIP III Growth Opportunities Fund - SC2 - 601,983 shares (cost $10,285,389)	9,053,824

Franklin Templeton Funds
Templeton Developing Markets Sec Fund 2 - 371,521 shares (cost $2,440,026)	1,768,442

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Assets and Liabilities

December 31, 2001

Assets (continued)
Liberty Variable Investment Trust
Colonial Global Equity Fund, VS (B) - 895,690 shares (cost $9,116,219)	$6,377,316
Colonial High Yield Securities Fund, VS (A) - 1,641,248 shares (cost $14,662,441)	10,750,173
Colonial High Yield Securities Fund, VS (B) - 1,052,380 shares (cost $7,781,836)	6,850,992
Colonial International Fund for Growth, VS (A) - 21,549,476 shares (cost $42,632,030)	31,462,234
Colonial International Horizons Fund, VS (B) - 1,026,454 (cost $11,044,145)	7,749,736
Colonial Small Cap Value Fund, VS (A) - 479,191 shares (cost $4,372,726)	5,539,446
Colonial Small Cap Value Fund, VS (B) - 654,573 shares (cost $6,882,389)	7,560,320
Colonial Strategic Income Fund, VS (A) - 9,195,197 shares (cost $102,049,289)	82,021,153
Colonial Strategic Income Fund, VS (B) - 1,856,628 shares (cost $17,953,368)	16,542,553
Colonial U.S. Growth & Income Fund, VS (A)- 7,051,692 (cost $127,860,969)	109,653,805
Colonial U.S. Growth & Income Fund, VS (B) - 1,414,109 shares (cost $24,525,429)	21,961,119
Crabbe Huson Real Estate Investment Fund, VS (B) - 436,609 shares (cost $4,156,079)	4,357,363
Liberty All-Star Equity Fund, VS (A) - 4,393,521 shares (cost $51,874,780)	46,307,710
Liberty All-Star Equity Fund, VS (B) - 367,140 shares (cost $4,552,184)	3,865,989
Liberty Newport Japan Opp Fund,VS (A) - 8,333 shares (cost $100,000)	47,750
Liberty Newport Japan Opp Fund, VS (B) - 206,501 shares (cost $2,474,979)	1,183,253
Liberty S&P 500 Index Fund, VS (A) - 8,420 shares (cost $100,918)	83,357
Liberty S&P 500 Index Fund, VS (B) - 2,559,589 shares (cost $28,089,217)	25,314,334
Liberty Select Value Fund, VS (A) - 8,443 shares (cost $101,462)	115,416
Liberty Select Value Fund, VS (B) - 1,123,718 shares (cost $14,967,825)	15,338,753
Liberty Value Fund, VS (A) - 6,375,915 shares (cost $102,104,408)	88,115,159
Liberty Value Fund, VS (B) - 503,635 shares (cost $7,345,813)	6,945,124
Newport Tiger Fund, VS (A) - 5,551,870 shares (cost $10,686,215)	9,826,810
Newport Tiger Fund, VS (B) - 566,412 shares (cost $1,231,577)	1,025,205
Rydex Financial Services Fund, VS(A) - 8,433 shares (cost $101,378)	107,178
Rydex Financial Services Fund, VS (B) - 296,077 shares (cost $3,852,884)	3,757,226
Rydex Health Care Fund, VS (A) - 8,333 shares (cost $100,000)	104,417
Rydex Health Care Fund, VS (B) - 468,232 shares (cost $5,933,398)	5,862,264
SteinRoe Global Utilities Fund - 3,066,363 shares (cost $42,197,807)	33,270,043
Wanger Foreign Forty Fund - 152,791 shares (cost $2,057,626)	1,778,487
Wanger International Small Cap Fund - 450,625 shares (cost $7,738,804)	6,939,631
Wanger Twenty Fund -350,963 shares (cost $4,919,176)	5,390,784
Wanger US Small Cap Fund - 781,017 shares (cost $16,613,913)	17,377,623

MFS Variable Insurance Trust
MFS Bond Series IC - 512,511 shares (cost $5,723,862)	5,904,126
MFS Emerging Growth Series IC - 1,481,910 shares (cost $30,100,617)	26,644,750
MFS Emerging Growth Series SC - 459,027 shares (cost $11,734,649)	8,230,355
MFS Investors Growth Stock Series SC - 1,160,585 shares (cost $14,057,246)	11,222,861
MFS Investors Trust Series SC - 586,227 shares (cost $11,129,820)	10,012,762
MFS New Discovery Series SC - 357,347 shares (cost $5,705,517)	5,438,829
MFS Research Series IC - 2,638,548 shares (cost $47,253,008)	37,784,006

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Assets and Liabilities

December 31, 2001

Assets (continued)
Rydex Variable Trust
Rydex OTC Fund - 237,324 shares (cost $5,092,613)	3,512,391
Rydex Nova Fund - 6,385 shares (cost $56,089)	55,357
Rydex Ursa Fund -111,707 shares (cost $702,636)	702,635
Rydex US Government Money Market Fund -1,726,183 shares (cost $1,726,182)	1,726,183
Rydex Precious Metals Fund - 2,323 shares (cost $10,964)	11,313

SteinRoe Variable Investment Trust
SteinRoe Balanced Fund VS (A) - 8,180,588shares (cost $133,665,251)	113,382,956
SteinRoe Balanced Fund VS (B) - 3,077,616 shares (cost $46,617,733)	42,501,877
SteinRoe Growth Stock Fund VS (A) - 2,982,252 shares (cost $143,761,219)	83,324,121
SteinRoe Growth Stock Fund VS (B) - 963,387 shares (cost $39,238,895)	26,801,435
SteinRoe Money Market Fund VS (A) -173,332,847 shares (cost $173,332,847)	173,332,847
Liberty Federal Securities Fund VS (A) - 5,070,681 shares (cost $53,223,753)	55,016,893
Liberty Federal Securities Fund VS (B) - 3,932,948 shares (cost $41,722,233)	42,397,178
SteinRoe Small Company Growth Fund VS (A) - 975,750 shares (cost $12,959,954)	8,879,329

Total assets	$1,731,902,453
Liabilities
Variable annuity contracts	$1,396,357,820
Annuity reserves	316,836,921
Invested by Keyport Life Insurance Company	18,707,712

Total liabilities	$1,731,902,453

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statements of Operations and Changes in Net Assets

For the Years Ended December 31, 2001 and 2000

	AIM VI Capital Appreciation Series I		AIM VI Growth Series I
	2001	2000	2001	2000
Income
Dividends	$-	$791,334	$10,715	$270,330
Expenses
Mortality and expense risk
and administrative charges	383,484	280,910	76,025	116,553
Net investment income (expense)	(383,484)	510,424	(65,310)	153,777
Realized gain (loss)	(1,594,415)	(31,627)	(958,242)	(8,957)
Realized gain distributions	2,022,740	-	-	-
Unrealized appreciation (depreciation)
during the period	(9,019,108)	(5,886,232)	(1,683,431)	(2,404,819)
Net increase (decrease) in net assets
from operations	(8,974,267)	(5,407,435)	(2,706,983)	(2,259,999)
Purchase payments from contract owners	5,394,518	28,617,427	535,141	5,770,717
Transfers between accounts	3,864,296	8,942,016	(152,963)	1,529,690
Contract terminations and annuity payouts	(4,043,355)	(9,188,856)	(1,250,830)	(3,404,093)
Net increase (decrease) in net assets from
contract transactions	5,215,459	28,370,587	(868,652)	3,896,314

Net assets at beginning of period	28,681,496	5,718,344	7,982,109	6,345,794
Net assets at end of period	$24,922,688	$28,681,496	$4,406,474	$7,982,109

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statements of Operations and Changes in Net Assets

For the Years Ended December 31, 2001 and 2000

	AIM International VI Equity Series I		AIM VI Value Series I
	2001	2000	2001	2000
Income
Dividends	$71,658	$1,291,986	$49,583	$1,592,466
Expenses
Mortality and expense risk
and administrative charges	343,528	148,967	553,333	382,928
Net investment income (expense)	(271,870)	1,143,019	(503,750)	1,209,538
Realized gain (loss)	4,670,196	4,078,130	(340,706)	55,430
Realized gain distributions	560,358	-	752,677	-
Unrealized appreciation (depreciation)
during the period	(4,590,324)	(3,024,696)	(5,743,075)	(7,297,083)
Net increase (decrease) in net assets
from operations	368,360	2,196,453	(5,834,854)	(6,032,115)

Purchase payments from contract owners	13,526,228	10,381,538	9,174,778	31,540,085
Transfers between accounts	8,302,507	(4,517,330)	3,582,464	9,797,800
Contract terminations and annuity payouts	(12,934,772)	(2,731,372)	(5,438,815)	(11,486,338)
Net increase (decrease) in net assets from
contract transactions	8,893,963	3,132,836	7,318,427	29,851,547

Net assets at beginning of period	11,552,763	6,223,474	35,786,830	11,967,398

Net assets at end of period	$20,815,086	$11,552,763	$37,270,403	$35,786,830

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statements of Operations and Changes in Net Assets

For the Years Ended December 31, 2001 and 2000

	Alger American Growth Portfolio		Alger American Small Capitalization Portfolio
	2001	2000	2001	2000
Income
Dividends	$215,321	$15,624,947	$9,434	$11,019,831
Expenses
Mortality and expense risk
and administrative charges	1,282,988	1,620,516	269,781	402,960
Net investment income (expense)	(1,067,667)	14,004,431)	(260,347)	10,616,871
Realized gain (loss)	(4,115,849)	(578,236)	(1,197,283)	(162,807)
Realized gain distributions	11,675,896	-	-	-
Unrealized appreciation (depreciation)
during the period	(20,163,063)	(34,859,747)	(6,295,731)	(20,711,733)
Net increase (decrease) in net assets
from operations	(13,670,683)	(21,433,552)	(7,753,361)	(10,257,669)

Purchase payments from contract owners	2,092,433	30,579,088	611,872	11,142,378
Transfers between accounts	(8,692,907)	19,671,555	462,192	6,211,099
Contract terminations and annuity payouts	(11,199,776)	(17,832,190)	(2,381,949)	(5,057,039)
Net increase (decrease) in net assets from
contract transactions	(17,800,250)	32,418,453	(1,307,885)	12,296,438

Net assets at beginning of period	107,553,579	96,568,678	25,472,804	23,434,035

Net assets at end of period	$76,082,646	$107,553,579	$16,411,558	$25,472,804

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statements of Operations and Changes in Net Assets

For the Years Ended December 31, 2001 and 2000

	Alliance Global Bond Portfolio (A)		Alliance Global Bond Portfolio (B)
	2001	2000	2001	2000
Income
Dividends	$-	$1,298,382	$-	$-
Expenses
Mortality and expense risk
and administrative charges	356,450	402,009	78,753	57,672
Net investment income (expense)	(356,450)	896,373	(78,753)	(57,672)
Realized gain (loss)	(202,148)	(169,198)	18,736	(1,362)
Realized gain distributions	-	-	-	-
Unrealized appreciation (depreciation)
during the period	84,897	(732,891)	(63,631)	42
Net increase (decrease) in net assets
from operations	(473,701)	(5,716)	(123,648)	(58,992)

Purchase payments from contract owners	430,646	6,408,759	-	-
Transfers between accounts	(2,317,592)	(57,737)	(140,367)	4,043,605
Contract terminations and annuity payouts	(3,958,144)	(5,736,032)	-	(10,512)
Net increase (decrease) in net assets from
contract transactions	(5,845,090)	614,990	(140,367)	4,033,093

Net assets at beginning of period	28,614,596	28,005,322	5,698,495	1,724,394

Net assets at end of period	$22,295,805	$28,614,596	$5,434,480	$5,698,495

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statements of Operations and Changes in Net Assets

For the Years Ended December 31, 2001 and 2000

	Alliance Growth & Income Portfolio (A)		Alliance Growth & Income Portfolio (B)
	2001	2000	2001	2000
Income
Dividends	$49,147	$843,189	$149,608	$-
Expenses
Mortality and expense risk
and administrative charges	114,370	113,006	374,001	73,540
Net investment income (expense)	(65,223)	730,183	(224,393)	(73,540)
Realized gain (loss)	(55,911)	68,409	(52,929)	(48,029)
Realized gain distributions	361,251	-	1,158,885	-
Unrealized appreciation (depreciation)
during the period	(363,286)	486,806	(1,887,438)	574,238
Net increase (decrease) in net assets
from operations	(123,169)	1,285,398	(1,005,875)	452,669

Purchase payments from contract owners	25,098,944	15,879,323	225,172	-
Transfers between accounts	(17,419,315)	(8,136,578)	27,011,096	10,281,255
Contract terminations and annuity payouts	(9,211,375)	(6,898,482)	10	-
Net increase (decrease) in net assets from
contract transactions	(1,531,746)	844,263	27,236,278	10,281,255

Net assets at beginning of period	8,845,195	6,715,534	12,596,322	1,862,398

Net assets at end of period	$7,190,280	$8,845,195	$38,826,725	$12,596,322

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statements of Operations and Changes in Net Assets

For the Years Ended December 31, 2001 and 2000

	Alliance Growth Portfolio (B)1	Alliance International Portfolio (B)1	Alliance Premier Growth Portfolio (A)
	2001	2000	2001	2000
Income
Dividends	$-	$-	$-	$11,946,785
Expenses
Mortality and expense risk
and administrative charges	3,827	1,465	1,726,709	2,538,389
Net investment income (expense)	(3,827)	(1,465)	(1,726,709)	9,408,396
Realized gain (loss)	1,013	2,647	(8,093,792)	(945,508)
Realized gain distributions	-	-	6,755,850	-
Unrealized appreciation (depreciation)
during the period	77,815	15,584	(24,543,962)	(40,469,657)
Net increase (decrease) in net assets
from operations	75,001	16,766	(27,608,613)	(32,006,769)

Purchase payments from contract owners	-	-	14,449,836	64,893,553
Transfers between accounts	1,146,525	408,049	(14,531,374)	(25,171,260)
Contract terminations and annuity payouts	(10,080)	(1,386)	(24,139,741)	(35,825,180)
Net increase (decrease) in net assets from
contract transactions	1,136,445	406,663	(24,221,279)	3,897,114

Net assets at beginning of period	-	-	155,125,529	183,235,184

Net assets at end of period	$1,211,446	$423,429	$103,295,637	$155,125,529

1 Commenced operations October 26, 2001

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statements of Operations and Changes in Net Assets

For the Years Ended December 31, 2001 and 2000

	Alliance Premier Growth Portfolio (B)		Alliance Real Estate Investment Portfolio (A)
	2001	2000	2001	2000
Income
Dividends	$-	$-	$33,807	$43,480
Expenses
Mortality and expense risk
and administrative charges	766,593	562,676	13,277	14,280
Net investment income (expense)	(766,593)	(562,676)	20,530	29,200
Realized gain (loss)	(564,716)	6,736	12,044	25,175
Realized gain distributions	2,968,530	-	-	-
Unrealized appreciation (depreciation)
during the period	(13,213,209)	(12,273,525)	47,293	168,747
Net increase (decrease) in net assets
from operations	(11,575,988)	(12,829,465)	79,867	223,122

Purchase payments from contract owners	35,841	-	3,844	370,360
Transfers between accounts	9,207,870	50,711,704	2,088	(295,122)
Contract terminations and annuity payouts	(21,242)	-	(176,122)	(323,356)
Net increase (decrease) in net assets from
contract transactions	9,222,469	50,711,704	(170,190)	(248,118)

Net assets at beginning of period	53,619,645	15,737,406	1,001,694	1,026,690

Net assets at end of period	$51,266,126	$53,619,645	$911,371	$1,001,694

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statements of Operations and Changes in Net Assets

For the Years Ended December 31, 2001 and 2000

	Alliance Technology Portfolio (B)		Alliance Total Return Portfolio (B)1
	2001	2000	2001
Income
Dividends	$-	$1,837,236	$-
Expenses
Mortality and expense risk
and administrative charges	437,630	436,655	3,816
Net investment income (expense)	(437,630)	1,400,581	(3,816)
Realized gain (loss)	(1,780,734)	(447,583)	(214)
Realized gain distributions	2,413,192	-	-
Unrealized appreciation (depreciation)
during the period	(10,202,532)	(14,965,181)	16,388
Net increase (decrease) in net assets
from operations	(10,007,704)	(14,012,183)	12,358

Purchase payments from contract owners	4,409,247	34,961,612	-
Transfers between accounts	(167,405)	14,450,924	1,645,468
Contract terminations and annuity payouts	(3,279,190)	(9,967,862)	(28,827)
Net increase (decrease) in net assets from
contract transactions	962,652	39,444,674	1,616,641

Net assets at beginning of period	$34,689,132	9,256,641	-

Net assets at end of period	$25,644,080	$34,689,132	$1,628,999

1 Commenced operations October 26, 2001

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statements of Operations and Changes in Net Assets

For the Years Ended December 31, 2001 and 2000

	Alliance Worldwide Privatization Portfolio (B)2		Mitchell Hutchins Balanced Portfolio (I)
	2001	2000	2001	2000
Income
Dividends	$909	$-	$76,699	$116,647
Expenses
Mortality and expense risk
and administrative charges	8,286	775	18,657	13,311
Net investment income (expense)	(7,377)	(775)	58,042	103,336
Realized gain (loss)	(74,933)	(1,010)	(413,932)	3,557
Realized gain distributions	28,155	-	317,948	-
Unrealized appreciation (depreciation)
during the period	50,679	(20,027)	85,648	(104,936)
Net increase (decrease) in net assets
from operations	(3,476)	(21,812)	47,706	1,957

Purchase payments from contract owners	301,848	136,906	77,405	1,812,084
Transfers between accounts	204,152	112,555	(1,634,855)	82,082
Contract terminations and annuity payouts	(42,123)	(4,984)	(210,028)	(792,051)
Net increase (decrease) in net assets from
contract transactions	463,877	244,477	(1,767,478)	1,102,115

Net assets at beginning of period	222,665	-	1,719,772	615,700

Net assets at end of period	$683,066	$222,665	$-	$1,719,772

2 Commenced operations June 1, 2000

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statements of Operations and Changes in Net Assets

For the Years Ended December 31, 2001 and 2000

	Mitchell Hutchins Global Equity Portfolio (I)		Mitchell Hutchins Growth Portfolio (I)
	2001	2000	2001	2000
Income
Dividends	$-	$56,893	$-	$479,369
Expenses
Mortality and expense risk
and administrative charges	6,580	7,994	19,504	31,899
Net investment income (expense)	(6,580)	48,899	(19,504)	447,470
Realized gain (loss)	(311,352)	2,329	(1,947,503)	25,343
Realized gain distributions	81,490	-	932,534	-
Unrealized appreciation (depreciation)
during the period	89,435	(114,399)	556,735	(946,652)
Net increase (decrease) in net assets
from operations	(147,007)	(63,171)	(477,738)	(473,839)

Purchase payments from contract owners	-	442,794	18,008	907,833
Transfers between accounts	(431,012)	33,455	(1,235,270)	(274,867)
Contract terminations and annuity payouts	(24,263)	(214,530)	(169,490)	(658,726)
Net increase (decrease) in net assets from
contract transactions	(455,275)	261,719	(1,386,752)	(25,760)

Net assets at beginning of period	602,282	403,734	1,864,490	2,364,089

Net assets at end of period	$-	$602,282	$-	$1,864,490

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statements of Operations and Changes in Net Assets

For the Years Ended December 31, 2001 and 2000

	Mitchell Hutchins Growth & Income Portfolio (I)		Mitchell Hutchins Strategic Income Portfolio (I)
	2001	2000	2001	2000
Income
Dividends	$12,216	$59,476	$22,614	$15,530
Expenses
Mortality and expense risk
and administrative charges	14,438	14,019	5,084	3,490
Net investment income (expense)	(2,222)	45,457	17,530	12,040
Realized gain (loss)	(423,933)	2,531	(50,873)	391
Realized gain distributions	314,905	-	-	-
Unrealized appreciation (depreciation)
during the period	64,289	(113,902)	14,813	(11,714)
Net increase (decrease) in net assets
from operations	(46,961)	(65,914)	(18,530)	717

Purchase payments from contract owners	181,861	1,168,073	4,305	490,564
Transfers between accounts	(1,148,708)	(17,741)	(324,749)	45,566
Contract terminations and annuity payouts	(201,530)	(655,422)	(20,769)	(232,997)
Net increase (decrease) in net assets from
contract transactions	(1,168,377)	494,910	(341,213)	303,133

Net assets at beginning of period	1,215,338	786,342	359,743	55,893

Net assets at end of period	$-	$1,215,338	$-	$359,743

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statements of Operations and Changes in Net Assets

For the Years Ended December 31, 2001 and 2000

	Brinson Tactical Allocation Portfolio (I)3		Exeter Growth Fund
	2001	2000	2001	2000
Income
Dividends	$592,400	$563,257	$8,389	$8,336
Expenses
Mortality and expense risk
and administrative charges	409,972	394,094	1,246	1,111
Net investment income (expense)	182,428	169,163	7,143	7,225
Realized gain (loss)	(470,806)	19,146	84	57
Realized gain distributions	1,640,795	-	15,162	-
Unrealized appreciation (depreciation)
during the period	(5,773,387)	(1,245,682)	(5,614)	42,242
Net increase (decrease) in net assets
from operations	(4,420,970)	(1,057,373)	16,775	49,524

Purchase payments from contract owners	5,659,531	16,703,380	-	-
Transfers between accounts	(2,259,983)	2,500,878	-	-
Contract terminations and annuity payouts	(4,883,665)	(11,423,043)	-	-
Net increase (decrease) in net assets from
contract transactions	(1,484,117)	7,781,215	-	-

Net assets at beginning of period	30,545,261	23,821,419	338,406	288,882

Net assets at end of period	$24,640,174	$30,545,261	$355,181	$338,406

3 Changed name from Mitchell Hutchins Tactical Allocation Portfolio (I)

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statements of Operations and Changes in Net Assets

For the Years Ended December 31, 2001 and 2000

	Exeter Moderate Growth Fund		Fidelity VIP Equity Income Fund - SC22
	2001	2000	2001	2000
Income
Dividends	$3,825	$-	$88,340	$-
Expenses
Mortality and expense risk
and administrative charges	637	116	148,981	13,126
Net investment income (expense)	3,188	(116)	(60,641)	(13,126)
Realized gain (loss)	37	5	(16,004)	849
Realized gain distributions	7,090	-	254,251	-
Unrealized appreciation (depreciation)
during the period	(5,175)	10,620	(786,451)	191,370
Net increase (decrease) in net assets
from operations	5,140	10,509	(608,845)	179,093

Purchase payments from contract owners	-	160,000	11,272,753	3,682,789
Transfers between accounts	-	(1,035)	4,960,540	929,487
Contract terminations and annuity payouts	-	-	(3,498,638)	(453,251)
Net increase (decrease) in net assets from
contract transactions	-	158,965	12,734,655	4,159,025

Net assets at beginning of period	169,474	-	4,338,118	-

Net assets at end of period	$174,614	$169,474	$16,463,928	$4,338,118

2 Commenced operations June 1, 2000

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statements of Operations and Changes in Net Assets

For the Years Ended December 31, 2001 and 2000

	Fidelity VIP III Dynamic Capital Appreciation Fund - SC25	Fidelity VIP III Growth Opportunities Fund - SC22
	2001	2001	2000
Income
Dividends		$15,519	$-
Expenses
Mortality and expense risk
and administrative charges	1,090	97,981	12,824
Net investment income (expense)	(1,090)	(82,462)	(12,824)
Realized gain (loss)	(10,661)	(35,297)	(281)
Realized gain distributions	-	-	-
Unrealized appreciation (depreciation)
during the period	4,956	(841,486)	(390,080)
Net increase (decrease) in net assets
from operations	(6,795)	(959,245)	(403,185)

Purchase payments from contract owners	280,316	5,023,142	3,749,188
Transfers between accounts	61,064	2,695,216	1,100,537
Contract terminations and annuity payouts	(73,521)	(1,557,056)	(594,773)
Net increase (decrease) in net assets from
contract transactions	267,859	6,161,302	4,254,952

Net assets at beginning of period	-	3,851,767	-

Net assets at end of period	$261,064	$9,053,824	$3,851,767

2 Commenced operations June 1, 2000

5 Commenced operations March 15, 2001

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statements of Operations and Changes in Net Assets

For the Years Ended December 31, 2001 and 2000

	Templeton Developing Market Securities Fund 2		Colonial Global Equity Fund VS (B)
	2001	2000	2001	2000
Income
Dividends	$13,930	$10,213	$-	$-
Expenses
Mortality and expense risk
and administrative charges	28,516	24,888	46,631	46,686
Net investment income (expense)	(14,586)	(14,675)	(46,631)	(46,686)
Realized gain (loss)	(48,220)	(5,430)	(175,988)	(16,840)
Realized gain distributions	-	-	-
Unrealized appreciation (depreciation)
during the period	(131,890)	(657,375)	(1,897,677)	(1,554,801)
Net increase (decrease) in net assets
from operations	(194,696)	(677,480)	(2,120,296)	(1,618,327)

Purchase payments from contract owners	24,973	1,019,856	24,002	2,828,237
Transfers between accounts	165,395	876,671	150,905	1,273,374
Contract terminations and annuity payouts	(95,718)	(258,802)	(212,025)	(1,176,309)
Net increase (decrease) in net assets from
contract transactions	94,650	1,637,725	(37,118)	2,925,302

Net assets at beginning of period	1,868,488	908,243	8,534,730	7,227,755

Net assets at end of period	$1,768,442	$1,868,488	$6,377,316	$8,534,730

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statements of Operations and Changes in Net Assets

For the Years Ended December 31, 2001 and 2000

	Colonial High Yield Securities Fund VS (A)		Colonial High Yield Securities Fund VS (B)2
	2001	2000	2001	2000
Income
Dividends	$1,049,757	$1,177,649	$569,441	$89,498
Expenses
Mortality and expense risk
and administrative charges	174,721	161,431	59,970	3,650
Net investment income (expense)	875,036	1,016,218	509,471	85,848
Realized gain (loss)	(37,464)	(38,222)	6,435	(1,929)
Realized gain distributions	-	-	-	-
Unrealized appreciation (depreciation)
during the period	(1,333,410)	(2,022,600)	(809,805)	(121,041)
Net increase (decrease) in net assets
from operations	(495,838)	(1,044,604)	(293,899)	(37,122)

Purchase payments from contract owners	383,491	7,687,284	7,573,878	1,266,468
Transfers between accounts	286,695	12,958	340,697	(56,493)
Contract terminations and annuity payouts	(1,732,958)	(3,313,176)	(1,734,825)	(207,712)
Net increase (decrease) in net assets from
contract transactions	(1,062,772)	4,387,066	6,179,750	1,002,263

Net assets at beginning of period	12,308,783	8,966,321	965,141	-

Net assets at end of period	$10,750,173	$12,308,783	$6,850,992	$965,141

2 Commenced operations June 1, 2000

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statements of Operations and Changes in Net Assets

For the Years Ended December 31, 2001 and 2000

	Colonial International Fund for Growth, VS (A)		Colonial International Horizons Fund, VS (B)
	2001	2000	2001	2000
Income
Dividends	$-	$6,750,426	$41,245	$-
Expenses
Mortality and expense risk
and administrative charges	501,970	698,723	78,845	75,991
Net investment income (expense)	(501,970)	6,051,703	(37,600)	(75,991)
Realized gain (loss)	(622,187)	468,922	(271,295)	745
Realized gain distributions	-	-	-	-
Unrealized appreciation (depreciation)
during the period	(10,009,709)	(17,563,623)	(2,285,287)	(2,144,743)
Net increase (decrease) in net assets
from operations	(11,133,866)	(11,042,998)	(2,594,182)	(2,219,989)

Purchase payments from contract owners	616,224	2,881,909	197,865	6,815,162
Transfers between accounts	1,855,940	(201,683)	(212,141)	1,632,835
Contract terminations and annuity payouts	(4,054,515)	(5,424,797)	(488,695)	(2,844,925)
Net increase (decrease) in net assets from
contract transactions	(1,582,351)	(2,744,571)	(502,971)	5,603,072

Net assets at beginning of period	44,178,451	57,966,020	10,846,889	7,463,806

Net assets at end of period	$31,462,234	$44,178,451	$7,749,736	$10,846,889

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statements of Operations and Changes in Net Assets

For the Years Ended December 31, 2001 and 2000

	Colonial Small Cap Value Fund, VS (A)		Colonial Small Cap Value Fund, VS (B)2
	2001	2000	2001	2000
Income
Dividends	$15,748	$47,483	$20,899	$31,086
Expenses
Mortality and expense risk
and administrative charges	72,627	47,250	79,737	7,567
Net investment income (expense)	(56,879)	233	(58,838)	23,519
Realized gain (loss)	(23,076)	(936)	(25,832)	1,269
Realized gain distributions	65,984	-	88,188	-
Unrealized appreciation (depreciation)
during the period	373,925	659,239	534,779	143,151
Net increase (decrease) in net assets
from operations	359,954	658,536	538,297	167,939

Purchase payments from contract owners	107,584	3,120,102	4,640,659	2,603,493
Transfers between accounts	1,214,261	684,048	794,433	795,115
Contract terminations and annuity payouts	(735,120)	(1,430,690)	(1,454,633)	(524,983)
Net increase (decrease) in net assets from
contract transactions	586,725	2,373,460	3,980,459	2,873,625

Net assets at beginning of period	4,592,767	1,560,771	3,041,564	-

Net assets at end of period	$5,539,446	$4,592,767	$7,560,320	$3,041,564

2 Commenced operations June 1, 2000

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statements of Operations and Changes in Net Assets

For the Years Ended December 31, 2001 and 2000

	Colonial Strategic Income Fund, VS (A)		Colonial Strategic Income Fund, VS (B)2
	2001	2000	2001	2000
Income
Dividends	$7,166,626	$9,150,642	$1,403,744	$288,149
Expenses
Mortality and expense risk
and administrative charges	1,253,724	1,360,040	140,463	8,485
Net investment income (expense)	5,912,902	7,790,602	1,263,281	279,664
Realized gain (loss)	(553,428)	(215,327)	(22,953)	(159)
Realized gain distributions	-	-	-	-
Unrealized appreciation (depreciation)
during the period	(3,308,095)	(8,930,078)	(1,127,838)	(282,978)
Net increase (decrease) in net assets
from operations	2,051,379	(1,354,803)	112,490	(3,473)

Purchase payments from contract owners	1,214,043	13,029,085	12,323,932	2,876,762
Transfers between accounts	(2,417,975)	(7,860,930)	5,312,430	632,042
Contract terminations and annuity payouts	(11,793,938)	(14,185,880)	(4,158,183)	(553,447)
Net increase (decrease) in net assets from
contract transactions	(12,997,870)	(9,017,725)	13,478,179	2,955,357

Net assets at beginning of period	92,967,644	103,340,172	2,951,884	-

Net assets at end of period	$82,021,153	$92,967,644	$16,542,553	$2,951,884

2 Commenced operations June 1, 2000

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statements of Operations and Changes in Net Assets

For the Years Ended December 31, 2001 and 2000

	Colonial US Growth & Income Fund, VS (A)		Colonial US Growth & Income Fund, VS (B)2
	2001	2000	2001	2000
Income
Dividends	$1,116,750	$13,479,046	$219,734	$305,549
Expenses
Mortality and expense risk
and administrative charges	1,593,170	1,599,033	164,403	9,946
Net investment income (expense)	(476,420)	11,880,013	55,331	295,603
Realized gain (loss)	(56,107)	342,671	(2,210)	1,178
Realized gain distributions	15,019,887	-	2,463,003
Unrealized appreciation (depreciation)
during the period	(17,012,655)	(9,421,100)	(2,345,671)	(218,640)
Net increase (decrease) in net assets
from operations	(2,525,295)	2,801,584	170,453	78,141

Purchase payments from contract owners	2,021,544	17,174,256	14,206,421	2,919,119
Transfers between accounts	5,260,611	(2,127,478)	7,374,511	873,659
Contract terminations and annuity payouts	(12,536,486)	(14,865,867)	(3,324,665)	(336,520)
Net increase (decrease) in net assets from
contract transactions	(5,254,331)	180,911	18,256,267	3,456,258

Net assets at beginning of period	117,433,431	114,450,936	3,534,399	-

Net assets at end of period	$109,653,805	$117,433,431	$21,961,119	$3,534,399

2 Commenced operations June 1, 2000

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statements of Operations and Changes in Net Assets

For the Years Ended December 31, 2001 and 2000

	Crabbe Huson Real Estate Investment Fund, VS (B)
	2001	2000
Income
Dividends	$210,948	$203,791
Expenses
Mortality and expense risk
and administrative charges	30,684	14,758
Net investment income (expense)	180,264	189,033
Realized gain (loss)	51,167	(398)
Realized gain distributions	-
Unrealized appreciation (depreciation)
during the period	326,582	215,587
Net increase (decrease) in net assets
from operations	558,013	404,222

Purchase payments from contract owners	504,970	1,195,761
Transfers between accounts	(259,623)	716,876
Contract terminations and annuity payouts	(348,766)	(539,537)
Net increase (decrease) in net assets from
contract transactions	(103,419)	1,373,100

Net assets at beginning of period	3,902,769	2,125,447

Net assets at end of period	$4,357,363	$3,902,769

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statements of Operations and Changes in Net Assets

For the Years Ended December 31, 2001 and 2000

	Liberty All-Star Equity Fund, VS (A)		Liberty All-Star Equity Fund, VS (A)
	2001	2000	2001	2000
Income
Dividends	$133,550	$3,905,476	$10,970	$133,989
Expenses
Mortality and expense risk
and administrative charges	740,237	800,147	50,888	7,466
Net investment income (expense)	(606,687)	3,105,329	(39,918)	126,523
Realized gain (loss)	(744,138)	4,365,739	(14,946)	(609)
Realized gain distributions	1,025,385	-	81,226	-
Unrealized appreciation (depreciation)
during the period	(7,930,022)	(5,456,020)	(540,952)	(145,243)
Net increase (decrease) in net assets
from operations	(8,255,462)	2,015,048	(514,590)	(19,329)

Purchase payments from contract owners	848,921	7,773,581	2,011,117	2,136,206
Transfers between accounts	(323,879)	10,566,095	492,644	590,006
Contract terminations and annuity payouts	(7,134,642)	(6,507,970)	(550,356)	(279,709)
Other transfers to Keyport Life
Insurance Company	-	(24,261,924)	-	-
Net increase (decrease) in net assets from
contract transactions	(6,609,600)	(12,430,218)	1,953,405	2,446,503

Net assets at beginning of period	61,172,772	71,587,942	2,427,174	-

Net assets at end of period	$46,307,710	$61,172,772	$3,865,989	$2,427,174

2 Commenced operations June 1, 2000

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statements of Operations and Changes in Net Assets

For the Years Ended December 31, 2001 and 2000

	Liberty Newport Japan Opportunities Fund, VS (A)2		Liberty Newport Japan Opportunities Fund, VS (B)2
	2001	2000	2001	2000
Income
Dividends	$-	$-	$-	$-
Expenses
Mortality and expense risk
and administrative charges	-	-	877	466
Net investment income (expense)	-	-	(877)	(466)
Realized gain (loss)	-	-	(2,763)	24,718
Realized gain distributions	-	-	-	-
Unrealized appreciation (depreciation)
during the period	(22,583)	(29,667)	(556,051)	(735,676)
Net increase (decrease) in net assets
from operations	(22,583)	(29,667)	(559,691)	(711,424)

Purchase payments from contract owners	-	-	4,405	89,946
Transfers between accounts	-	-	(32,377)	10,384
Contract terminations and annuity payouts	-	-	-	(17,990)
Other transfers to Keyport Life
Insurance Company	-	100,000	-	2,400,000
Net increase (decrease) in net assets from
contract transactions	-	100,000	(27,972)	2,482,340

Net assets at beginning of period	70,333	-	1,770,916	-

Net assets at end of period	$47,750	$70,333	$1,183,253	$1,770,916

2 Commenced operations June 1, 2000

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statements of Operations and Changes in Net Assets

For the Years Ended December 31, 2001 and 2000

	Liberty S&P 500 Index Fund, VS (A)2		Liberty S&P 500 Index Fund, VS (B)2
	2001	2000	2001	2000
Income
Dividends	$460	$458	$140,575	$50,682
Expenses
Mortality and expense risk
and administrative charges	-	-	197,135	18,747
Net investment income (expense)	460	458	(56,560)	31,935
Realized gain (loss)	-	-	(4,452)	(410)
Realized gain distributions	-	-	-	-
Unrealized appreciation (depreciation)
during the period	(11,976)	(5,585)	(2,098,564)	(676,319)
Net increase (decrease) in net assets
from operations	(11,516)	(5,127)	(2,159,576)	(644,794)

Purchase payments from contract owners	-	-	16,104,669	6,053,817
Transfers between accounts	-	-	5,436,180	1,376,654
Contract terminations and annuity payouts	-	-	(4,671,590)	(1,081,026)
Other transfers to Keyport Life
Insurance Company	-	100,000	-	4,900,000
Net increase (decrease) in net assets from
contract transactions	-	100,000	16,869,259	11,249,445

Net assets at beginning of period	94,873	-	10,604,651	-

Net assets at end of period	$83,357	$94,873	$25,314,334	$10,604,651

2 Commenced operations June 1, 2000

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statements of Operations and Changes in Net Assets
For the Years Ended December 31, 2001 and 2000

	Liberty Select Value Fund, VS (A)2		Liberty Select Value Fund, VS (B) 2
	2001	2000	2001	2000
Income
Dividends	$252	$1,042	$33,229	$33,592
Expenses
Mortality and expense risk
and administrative charges	-	-	93,503	3,997
Net investment income (expense)	252	1,042	(60,274)	29,595
Realized gain (loss)	168	-	(905)	(2,136)
Realized gain distributions	-	-	22,152
Unrealized appreciation (depreciation)
during the period	3,619	10,335	148,088	222,840
Net increase (decrease) in net assets
from operations	4,039	11,377	109,061	250,299

Purchase payments from contract owners	-	-	7,465,263	1,276,661
Transfers between accounts	-	-	5,888,496	274,412
Contract terminations and annuity payouts	-	-	(1,729,331)	(96,108)
Other transfers to Keyport Life
Insurance Company	-	100,000	-	1,900,000
Net increase (decrease) in net assets from
contract transactions	-	100,000	11,624,428	3,354,965

Net assets at beginning of period	111,377	-	3,605,264	-

Net assets at end of period	$115,416	$111,377	$15,338,753	$3,605,264

2 Commenced operations June 1, 2000

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statements of Operations and Changes in Net Assets
For the Years Ended December 31, 2001 and 2000

	Liberty Value Fund, VS (A)6		Liberty Value Fund, VS (B)2
	2001	2000	2001	2000
Income
Dividends	$1,196,188	$1,627,420	$77,065	$12,572
Expenses
Mortality and expense risk
and administrative charges	1,343,674	1,383,184	58,904	1,579
Net investment income (expense)	(147,486)	244,236	18,161	10,993
Realized gain (loss)	1,820,162	375,117	(11,895)	(84)
Realized gain distributions	6,185,165	-	487,404	-
Unrealized appreciation (depreciation)
during the period	(10,022,492)	13,446,195	(449,716)	49,027
Net increase (decrease) in net assets
from operations	(2,164,651)	14,065,548	43,954	59,936

Purchase payments from contract owners	1,332,392	7,162,176	4,173,577	434,024
Transfers between accounts	(7,006,744)	(2,761,851)	2,381,568	585,014
Contract terminations and annuity payouts	(11,032,731)	(11,899,071)	(681,604)	(51,345)
Net increase (decrease) in net assets from
contract transactions	(16,707,083)	(7,498,746)	5,873,541	967,693

Net assets at beginning of period	106,986,893	100,420,091	1,027,629	-

Net assets at end of period	$88,115,159	$106,986,893	$6,945,124	$1,027,629

2 Commenced operations June 1, 2000

6 Name change from Colonial Growth & Income effective June 1, 2000

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statements of Operations and Changes in Net Assets
For the Years Ended December 31, 2001 and 2000

	Newport Tiger Fund, VS (A)		Newport Tiger Fund, VS (B) 2
	2001	2000	2001	2000
Income
Dividends	$76,214	$124,113	$13,995	$5,183
Expenses
Mortality and expense risk
and administrative charges	153,735	191,370	17,238	3,470
Net investment income (expense)	(77,521)	(67,257)	(3,243)	1,713
Realized gain (loss)	171,172	365,895	473,411	103,101
Realized gain distributions	-	-	-
Unrealized appreciation (depreciation)
during the period	(1,640,911)	(2,362,610)	(139,529)	(66,843)
Net increase (decrease) in net assets
from operations	(1,547,260)	(2,063,972)	330,639	37,971

Purchase payments from contract owners	220,858	2,979,946	335,239	468,609
Transfers between accounts	(391,868)	2,139,594	(137,870)	113,209
Contract terminations and annuity payouts	(1,019,874)	(1,497,502)	(83,691)	(38,901)
Net increase (decrease) in net assets from
contract transactions	(1,190,884)	3,622,038	113,678	542,917

Net assets at beginning of period	12,564,954	11,006,888	580,888	-

Net assets at end of period	$9,826,810	$12,564,954	$1,025,205	$580,888

2 Commenced operations June 1, 2000

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statements of Operations and Changes in Net Assets
For the Years Ended December 31, 2001 and 2000

	Rydex Financial Services Fund, VS (A)2		Rydex Financial Services Fund, VS (B) 2
	2001	2000	2001	2000
Income
Dividends	$420	$958	$14,731	$17,010
Expenses
Mortality and expense risk
and administrative charges	-	-	30,021	3,225
Net investment income (expense)	420	958	(15,290)	13,785
Realized gain (loss)	-	-	(20,126)	(56)
Realized gain distributions	-	-	-	-
Unrealized appreciation (depreciation)
during the period	(15,120)	20,920	(349,736)	254,078
Net increase (decrease) in net assets
from operations	(14,700)	21,878	(385,152)	267,807

Purchase payments from contract owners	-	-	1,645,215	1,011,836
Transfers between accounts	-	-	672,334	213,100
Contract terminations and annuity payouts	-	-	(378,394)	(189,520)
Other transfers to Keyport Life
Insurance Company	-	100,000	-	900,000
Net increase (decrease) in net assets from
contract transactions	-	100,000	1,939,155	1,935,416

Net assets at beginning of period	121,878	-	2,203,223	-

Net assets at end of period	$107,178	$121,878	$3,757,226	$2,203,223

2 Commenced operations June 1, 2000

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statements of Operations and Changes in Net Assets
For the Years Ended December 31, 2001 and 2000

	Rydex Health Care Fund, VS (A) 2		Rydex Health Care Fund, VS (B)2
	2001	2000	2001	2000
Income
Dividends	$-	$-	$-	$-
Expenses
Mortality and expense risk
and administrative charges	-	-	52,689	4,969
Net investment income (expense)	-	-	(52,689)	(4,969)
Realized gain (loss)	-	-	(5,233)	178
Realized gain distributions	-	-	-	-
Unrealized appreciation (depreciation)
during the period	(14,083)	18,500	(362,767)	291,633
Net increase (decrease) in net assets
from operations	(14,083)	18,500	(420,689)	286,842

Purchase payments from contract owners	-	-	2,162,238	1,366,274
Transfers between accounts	-	-	1,781,947	446,647
Contract terminations and annuity payouts	-	-	(471,234)	(189,761)
Other transfers to Keyport Life
Insurance Company	-	100,000	-	900,000
Net increase (decrease) in net assets from
contract transactions	-	100,000	3,472,951	2,523,160

Net assets at beginning of period	118,500	-	2,810,002	-

Net assets at end of period	$104,417	$118,500	$5,862,264	$2,810,002

2 Commenced operations June 1, 2000

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statements of Operations and Changes in Net Assets
For the Years Ended December 31, 2001 and 2000

	SteinRoe Global Utilities Fund, VS (A)		Wanger Foreign Forty Fund7
	2001	2000	2001	2000
Income
Dividends	$589,031	$5,296,134	$762	$-
Expenses
Mortality and expense risk
and administrative charges	572,301	718,811	17,682	80
Net investment income (expense)	16,730	4,577,323	(16,920)	(80)
Realized gain (loss)	(2,232,044)	(50,606)	246,650	205
Realized gain distributions	1,094,594	-	48,955	-
Unrealized appreciation (depreciation)
during the period	(5,596,004)	(12,842,593)	(286,441)	7,302
Net increase (decrease) in net assets
from operations	(6,716,724)	(8,315,876)	(7,756)	7,427

Purchase payments from contract owners	572,812	11,035,837	1,271,261	138,403
Transfers between accounts	(4,440,549)	7,158,827	683,133	11,395
Contract terminations and annuity payouts	(5,186,355)	(7,506,216)	(325,323)	(53)
Net increase (decrease) in net assets from
contract transactions	(9,054,092)	10,688,448	1,629,071	149,745

Net assets at beginning of period	49,040,859	46,668,287	157,172	-

Net assets at end of period	$33,270,043	$49,040,859	$1,778,487	$157,172

7 Commenced operations October 16, 2000

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statements of Operations and Changes in Net Assets
For the Years Ended December 31, 2001 and 2000

	Wanger International Small Cap Fund7		Wanger Twenty Fund 7
	2001	2000	2001	2000
Income
Dividends	$-	$-	$-	$-
Expenses
Mortality and expense risk
and administrative charges	55,359	132	37,364	221
Net investment income (expense)	(55,359)	(132)	(37,364)	(221)
Realized gain (loss)	632,049	960	(9,120)	15
Realized gain distributions	242,756		-	-
Unrealized appreciation (depreciation)
during the period	(797,236)	(1,937)	461,866	9,742
Net increase (decrease) in net assets
from operations	22,210	(1,109)	415,382	9,536

Purchase payments from contract owners	2,875,814	235,795	2,955,821	192,438
Transfers between accounts	8,624,726	49,534	2,136,603	165,172
Contract terminations and annuity payouts	(4,848,055)	(19,284)	(474,250)	(9,918)
Net increase (decrease) in net assets from
contract transactions	6,652,485	266,045	4,618,174	347,692

Net assets at beginning of period	264,936	-	357,228	-

Net assets at end of period	$6,939,631	$264,936	$5,390,784	$357,228

7 Commenced operations October 16, 2000

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statements of Operations and Changes in Net Assets
For the Years Ended December 31, 2001 and 2000

	Wanger US Small Cap Fund 7		MFS Bond Series IC
	2001	2000	2001	2000
Income
Dividends	$1,220	$-	$464,215	$359,334
Expenses
Mortality and expense risk
and administrative charges	99,516	241	96,369	99,390
Net investment income (expense)	(98,296)	(241)	367,846	259,944
Realized gain (loss)	59,461	(211)	84,270	20,560
Realized gain distributions	-	-	-	-
Unrealized appreciation (depreciation)
during the period	754,518	9,193	31,708	265,073
Net increase (decrease) in net assets
from operations	715,683	8,741	483,824	545,577

Purchase payments from contract owners	11,245,193	381,170	245,736	2,245,547
Transfers between accounts	6,961,804	47,058	121,878	(401,708)
Contract terminations and annuity payouts	(1,966,894)	(15,132)	(2,488,235)	(1,615,873)
Net increase (decrease) in net assets from
contract transactions	16,240,103	413,096	(2,120,621)	227,966

Net assets at beginning of period	421,837	-	7,540,923	6,767,380

Net assets at end of period	$17,377,623	$421,837	$5,904,126	$7,540,923

7 Commenced operations October 16, 2000

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statements of Operations and Changes in Net Assets
For the Years Ended December 31, 2001 and 2000

	MFS Emerging Growth Series IC		MFS Emerging Growth Series SC2
	2001	2000	2001	2000
Income
Dividends	$-	$3,259,564	$-	$-
Expenses
Mortality and expense risk
and administrative charges	467,406	808,517	96,617	15,057
Net investment income (expense)	(467,406)	2,451,047	(96,617)	(15,057)
Realized gain (loss)	(4,471,634)	(207,887)	(83,275)	(8,874)
Realized gain distributions	2,305,740	-	413,006	-
Unrealized appreciation (depreciation)
during the period	(14,252,708)	(15,747,140)	(2,853,139)	(651,155)
Net increase (decrease) in net assets
from operations	(16,886,008)	(13,503,980)	(2,620,025)	(675,086)

Purchase payments from contract owners	837,576	5,996,984	4,811,362	5,123,377
Transfers between accounts	(3,133,112)	8,133,164	2,912,548	1,002,812
Contract terminations and annuity payouts	(4,669,044)	(6,461,760)	(1,634,801)	(689,832)
Net increase (decrease) in net assets from
contract transactions	(6,964,580)	7,668,388	6,089,109	5,436,357

Net assets at beginning of period	50,495,338	56,330,930	4,761,271	-

Net assets at end of period	$26,644,750	$50,495,338	$8,230,355	$4,761,271

2 Commenced operations June 1, 2000

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statements of Operations and Changes in Net Assets

For the Years Ended December 31, 2001 and 2000

MFS Investors Growth Stock Series SC8
			MFS Investors	Trust Series SC9
2001		2000	2001	2000
Income
Dividends	$6,093	$-	$23,243	$-
Expenses
Mortality and expense risk
and administrative charges	129,208	16,049	95,547	8,662
Net investment income (expense)	(123,115)	(16,049)	(72,304)	(8,662)
Realized gain (loss)	(20,567)	(687)	(21,280)	(2,251)
Realized gain distributions	73,541	-	127,603	-
Unrealized appreciation (depreciation)
during the period	(2,378,358)	(456,027)	(1,078,025)	(39,034)
Net increase (decrease) in net assets
from operations	(2,448,499)	(472,763)	(1,044,006)	(49,947)

Purchase payments from contract owners	5,879,474	4,932,267	6,259,010	2,516,075
Transfers between accounts	3,972,890	1,710,797	3,704,982	831,357
Contract terminations and annuity payouts	(1,680,117)	(671,188)	(1,684,117)	(520,592)
Net increase (decrease) in net assets from
contract transactions	8,172,247	5,971,876	8,279,875	2,826,840

Net assets at beginning of period	5,499,113	-	2,776,893	-

Net assets at end of period	$11,222,861	$5,499,113	$10,012,762	$2,776,893

8 Changed name from MFS Growth Series SC May 1, 2001

9 Changed name from MFS Growth with Income Series SC May 1, 2001

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statements of Operations and Changes in Net Assets

For the Years Ended December 31, 2001 and 2000

	MFS New Discovery Series SC2
			MFS Research Series IC
	2001	2000	2001	2000
Income
Dividends	$-	$-	$6,342	$4,061,966
Expenses
Mortality and expense risk
and administrative charges	58,256	7,807	625,442	877,391
Net investment income (expense)	(58,256)	(7,807)	(619,100)	3,184,575
Realized gain (loss)	13,840	(4,741)	(1,179,943)	142,010
Realized gain distributions	122,954	-	6,093,204	-
Unrealized appreciation (depreciation)
during the period	(156,049)	(110,640)	(16,598,085)	(7,004,412)
Net increase (decrease) in net assets
from operations	(77,511)	(123,188)	(12,303,924)	(3,677,827)

Purchase payments from contract owners	2,638,867	1,994,860	672,710	4,451,754
Transfers between accounts	1,311,342	797,967	(2,678,836)	1,028,877
Contract terminations and annuity payouts	(815,151)	(288,357)	(5,064,776)	(6,234,816)
Net increase (decrease) in net assets from
contract transactions	3,135,058	2,504,470	(7,070,902)	(754,185)

Net assets at beginning of period	2,381,282	-	57,158,832	61,590,844

Net assets at end of period	$5,438,829	$2,381,282	$37,784,006	$57,158,832

2 Commenced operations June 1, 2000

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statements of Operations and Changes in Net Assets

For the Years Ended December 31, 2001 and 2000

	Rydex OTC Fund 10		Rydex Nova Fund 10	Rydex Ursa Fund10
	2001	2000	2001	2001
Income
Dividends	$-	$25,079	$-	$25,422
Expenses
Mortality and expense risk
and administrative charges	38,606	5,423	910	821
Net investment income (expense)	(38,606)	19,656	(910)	24,601
Realized gain (loss)	(39)	(3,911)	4,353	(12,247)
Realized gain distributions	-	-	1	-
Unrealized appreciation (depreciation)
during the period	(929,703)	(650,519)	(733)	(1)
Net increase (decrease) in net assets
from operations	(968,348)	(634,774)	2,711	12,353

Purchase payments from contract owners	1,511,286	1,921,600	-	-
Transfers between accounts	1,639,289	647,259	52,646	690,282
Contract terminations and annuity payouts	(406,985)	(196,936)	-	-
Net increase (decrease) in net assets from
contract transactions	2,743,590	2,371,923	52,646	690,282

Net assets at beginning of period	1,737,149	-	-	-

Net assets at end of period	$3,512,391	$1,737,149	$55,357	$702,635

10 Commenced operations March 15, 2000

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statements of Operations and Changes in Net Assets

For the Years Ended December 31, 2001 and 2000

	Rydex US Gov't Bond Fund10	Rydex US Gov't Money Market Fund10		Rydex Precious Metals Fund10
	2001	2001	2000	2001
Income
Dividends	$328	$17,520	$240	$-
Expenses
Mortality and expense risk
and administrative charges	98	8,422	31	39
Net investment income (expense)	230	9,098	209	(39)
Realized gain (loss)	1,372	-	-	(619)
Realized gain distributions	-	-		-
Unrealized appreciation (depreciation)
during the period	-	-	-	348
Net increase (decrease) in net assets
from operations	1,602	9,098	209	(310)

Purchase payments from contract owners		2,517,494	137,487	-
Transfers between accounts	(1,602)	(791,685)	-	11,623
Contract terminations and annuity payouts		(146,420)	-	-
Net increase (decrease) in net assets from
contract transactions	(1,602)	1,579,389	137,487	11,623

Net assets at beginning of period	-	137,696	-	-

Net assets at end of period	$-	$1,726,183	$137,696	$11,313

10 Commenced operations March 15, 2000

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statements of Operations and Changes in Net Assets

For the Years Ended December 31, 2001 and 2000

	SteinRoe Balanced Fund VS (A)		SteinRoe Balanced2 Fund VS (B)
	2001	2000	2001	2000
Income
Dividends	$3,989,038	$9,924,908	$590,470	$-
Expenses
Mortality and expense risk
and administrative charges	1,769,901	1,959,829	413,459	39,503
Net investment income (expense)	2,219,137	7,965,079	177,011	(39,503)
Realized gain (loss)	(2,169,281)	40,456	(31,157)	6,292
Realized gain distributions	4,977,094	-	736,725	-
Unrealized appreciation (depreciation)
during the period	(20,115,533)	(11,507,282)	(3,738,458)	(377,398)
Net increase (decrease) in net assets
from operations	(15,088,583)	(3,501,747)	(2,855,879)	(410,609)
Purchase payments from contract owners	4,226,263	43,045,965	40,713,535	13,852,141
Transfers between accounts	(3,029,860)	6,827,173	8,135,408	3,031,598
Contract terminations and annuity payouts	(18,396,669)	(33,297,192)	(16,755,180)	(3,209,137)
Net increase (decrease) in net assets from
contract transactions	(17,200,266)	16,575,946	32,093,763	13,674,602

Net assets at beginning of period	145,671,805	132,597,606	13,263,993	-

Net assets at end of period	$113,382,956	$145,671,805	$42,501,877	$13,263,993

2 Commenced operations June 1, 2000

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statements of Operations and Changes in Net Assets

For the Years Ended December 31, 2001 and 2000

	SteinRoe Growth Stock Fund VS (A)		SteinRoe Growth Stock Fund VS (B) 2
	2001	2000	2001	2000
Income
Dividends	$-	$16,305,245	$-	$-
Expenses
Mortality and expense risk
and administrative charges	1,473,683	1,946,123	329,880	56,191
Net investment income (expense)	(1,473,683)	14,359,122	(329,880)	(56,191)
Realized gain (loss)	(2,781,036)	(220,397)	(92,782)	(5,894)
Realized gain distributions	19,116,511	-	3,415,167	-
Unrealized appreciation (depreciation)
during the period	(48,441,045)	(38,563,107)	(9,794,212)	(2,643,248)
Net increase (decrease) in net assets
from operations	(33,579,253)	(24,424,382)	(6,801,707)	(2,705,333)

Purchase payments from contract owners	3,023,347	51,315,908	15,734,790	17,528,730
Transfers between accounts	(6,880,248)	32,707,765	7,774,346	3,841,040
Contract terminations and annuity payouts	(14,872,066)	(27,637,921)	(6,184,154)	(2,386,277)
Net increase (decrease) in net assets from
contract transactions	(18,728,967)	56,385,752	17,324,982	18,983,493

Net assets at beginning of period	135,632,341	103,670,971	16,278,160	-

Net assets at end of period	$83,324,121	$135,632,341	$26,801,435	$16,278,160

2 Commenced operations June 1, 2000

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statements of Operations and Changes in Net Assets

For the Years Ended December 31, 2001 and 2000

SteinRoe Money Market Fund VS (A)			Liberty Federal Securities VS (A)4
2001		2000	2001	2000
Income
Dividends	$5,366,331	$5,695,740	$2,868,364	$2,699,379
Expenses
Mortality and expense risk
and administrative charges	2,214,403	1,324,208	739,433	636,910
Net investment income (expense)	3,151,928	4,371,532	2,128,931	2,062,469
Realized gain (loss)	-	-	76,017	107,804
Realized gain distributions	-	-	-	-
Unrealized appreciation (depreciation)
during the period	-	-	544,596	2,008,968
Net increase (decrease) in net assets
from operations	3,151,928	4,371,532	2,749,544	4,179,241

Purchase payments from contract owners	118,254,959	74,258,740	788,251	6,236,846
Transfers between accounts	30,964,343	6,056,974	9,967,843	1,237,319
Contract terminations and annuity payouts	(110,324,527)	(37,570,692)	(6,783,992)	(6,954,866)
Net increase (decrease) in net assets from
contract transactions	38,894,775	42,745,022	3,972,102	519,299

Net assets at beginning of period	131,286,144	84,169,590	48,295,247	43,596,707

Net assets at end of period	$173,332,847	$131,286,144	$55,016,893	$48,295,247

4 Changed name from Stein Roe Mortgage Securities Fund May 1, 2001

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statements of Operations and Changes in Net Assets

For the Years Ended December 31, 2001 and 2000

	Liberty Federal Securities VS (B) 2,4		SteinRoe Small Company Growth Fund VS (A)
	2001	2000	2001	2000
Income
Dividends	$662,461	$-	$-	$-
Expenses
Mortality and expense risk
and administrative charges	323,792	18,128	140,169	180,976
Net investment income (expense)	338,669	(18,128)	(140,169)	(180,976)
Realized gain (loss)	(39,526)	1,239	84,631	(13,964)
Realized gain distributions	-	-	4,433,541	-
Unrealized appreciation (depreciation)
during the period	459,307	215,638	(5,504,454)	(988,472)
Net increase (decrease) in net assets
from operations	758,450	198,749	(1,126,451)	(1,183,412)

Purchase payments from contract owners	29,615,883	6,161,156	100,039	829,752
Transfers between accounts	15,817,540	1,588,804	25,259	2,764,824
Contract terminations and annuity payouts	(10,645,665)	(1,097,739)	(1,603,382)	(1,657,210)
Net increase (decrease) in net assets from
contract transactions	34,787,758	6,652,221	(1,478,084)	1,937,366

Net assets at beginning of period	6,850,970	-	11,483,864	10,729,910

Net assets at end of period	$42,397,178	$6,850,970	$8,879,329	$11,483,864

2 Commenced operations June 1, 2000

4 Changed name from Stein Roe Mortgage Securities Fund May 1, 2001

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statements of Operations and Changes in Net Assets

For the Years Ended December 31, 2001 and 2000

	Total 2001	Total 2000
Income
Dividends	$29,547,495	$132,933,090
Expenses
Mortality and expense risk
and administrative charges	24,287,531	22,840,568
Net investment income (expense)	5,259,964	110,092,522
Realized gain (loss)	(30,070,086)	7,460,605
Realized gain distributions	100,901,495
Unrealized appreciation (depreciation)
during the period	(297,369,758)	(270,229,376)
Net increase (decrease) in net assets
from operations	(221,278,385)	(152,676,249)

Purchase payments from contract owners	435,702,632	620,501,854
Transfers between accounts	126,276,190	182,014,804
Contract terminations and annuity payouts	(376,136,809)	(329,043,627)
Other transfers to Keyport Life
Insurance Company	-	(12,761,924)
Net increase (decrease) in net assets from
contract transactions	185,842,013	460,711,106

Net assets at beginning of period	1,767,338,825	1,459,303,968

Net assets at end of period	$1,731,902,453	$1,767,338,825

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Notes to Financial Statements

December 31, 2001

1. Organization

Variable Account A (the "Variable Account") is a segregated investment account of Keyport Life Insurance Company (the "Company"). The Variable Account is registered with the Securities and Exchange Commission as a Unit Investment Trust under the Investment Company Act of 1940 and invests in shares of eligible funds. The Variable Account is a funding vehicle for group and individual variable annuity contracts. The Variable Account currently offers eleven variable annuity contracts: Keyport Advisor, Keyport Advisor Vista, Keyport Advisor Charter, Keyport Advisor Optima, Keyport Charter, Keyport Vista, Keyport Optima, Keyport Exeter (formerly known as Manning & Napier), AnnuityNet.com, Rydex, and Keyport Latitude, distinguished principally by the level of expenses, surrender charges, and eligible fund options. The eleven contracts and their respective eligible fund options are as follows:

Keyport Advisor Variable Annuity	Keyport Advisor Vista Variable Annuity

Alger American Fund:	AIM Variable Insurance Funds, Inc:
Alger American Growth Portfolio	AIM VI Capital Appreciation Fund
Alger American Small Capitalization	AIM VI Growth Fund
Portfolio	AIM VI International Equity Fund

MFS Variable Insurance Trust:	MFS Variable Insurance Trust:
MFS Emerging Growth Series - IC	MFS Emerging Growth Series - IC
MFS Research Series - IC	MFS Research Series - IC
MFS Bond Series - IC

SteinRoe Variable Investment Trust (SRVIT):	SteinRoe Variable Investment Trust (SRVIT):
SteinRoe Money Market Fund, VS (A)	SteinRoe Money Market Fund, VS (A)
SteinRoe Small Company Growth Fund, VS (A)	SteinRoe Small Company Growth Fund, VS (A)
SteinRoe Balanced Fund, VS (A)	SteinRoe Balanced Fund, VS (A)
Liberty Federal Securities Fund, VS (A)	SteinRoe Growth Stock Fund, VS (A)
SteinRoe Growth Stock Fund, VS (A)

Liberty Variable Investment Trust (LVIT):	Liberty Variable Investment Trust (LVIT):
Liberty Value Fund, VS (A)	Liberty Value Fund, VS (A)
SteinRoe Global Utilities Fund, VS (A)	SteinRoe Global Utilities Fund, VS (A)
Colonial International Fund for Growth, VS (A)	Colonial Strategic Income Fund, VS (A)
Colonial Strategic Income Fund, VS (A)	Colonial U.S. Growth & Income Fund, VS (A)
Colonial U.S. Growth & Income Fund, VS (A)	Liberty All-Star Equity Fund, VS (A)
Newport Tiger Fund, VS (A)	Colonial Small Cap Value Fund, VS (A)
Liberty All-Star Equity Fund, VS (A)	Colonial High Yield Securities Fund, VS (A)

Alliance Variable Products Series Fund, Inc:	Alliance Variable Products Series Fund, Inc:
Alliance Global Bond Portfolio (A)	Alliance Global Bond Portfolio (A)
Alliance Premier Growth Portfolio (A)	Alliance Premier Growth Portfolio (A)
Alliance Growth and Income Portfolio (A)
Alliance Real Estate Investment Portfolio (A)

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

1. Organization (continued)
Keyport Advisor Charter Variable Annuity	Keyport Advisor Optima Variable Annuity

AIM Variable Insurance Funds, Inc:	AIM Variable Insurance Funds, Inc:
AIM VI Capital Appreciation Fund	AIM VI Capital Appreciation Fund
AIM VI Value Fund	AIM VI Value Fund
AIM VI Growth Fund

SteinRoe Variable Investment Trust (SRVIT):	SteinRoe Variable Investment Trust (SRVIT):
SteinRoe Money Market Fund, VS (A)	SteinRoe Money Market Fund, VS (A)
SteinRoe Balanced Fund, VS (A)	SteinRoe Balanced Fund, VS (A)
Liberty Federal Securities Fund, VS (A)	Liberty Federal Securities Fund, VS (A)
SteinRoe Growth Stock Fund, VS (A)	SteinRoe Growth Stock Fund, VS (A)

Liberty Variable Investment Trust (LVIT):	Liberty Variable Investment Trust (LVIT):
SteinRoe Global Utilities Fund, VS (A)	SteinRoe Global Utilities Fund, VS (A)
Colonial International Horizons Fund, VS (B)	Colonial International Horizons Fund, VS (B)
Colonial High Yield Securities Fund, VS (A)	Colonial High Yield Securities Fund, VS (A)
Colonial Small Cap Value Fund, VS (A)	Colonial Small Cap Value Fund, VS (A)
Colonial U.S. Growth & Income Fund, VS (A)	Colonial U.S. Growth & Income Fund, VS (A)
Liberty All-Star Equity Fund, VS (A)	Liberty All-Star Equity Fund, VS (A)
Newport Tiger Fund, VS (A)	Crabbe Huson Real Estate
Colonial Strategic Income Fund, VS (A)	Investment Fund, VS (B)
Colonial Global Equity Fund, VS (B)
Crabbe Huson Real Estate Investment Fund, VS (B)

Alliance Variable Products Series Fund, Inc:	Alliance Variable Products Series Fund, Inc:
Alliance Global Bond Portfolio (B)	Alliance Global Bond Portfolio (B)
Alliance Technology Portfolio (B)	Alliance Technology Portfolio (B)
Alliance Premier Growth Portfolio (B)	Alliance Growth and Income Portfolio (B)
Alliance Total Return Portfolio (B)
Alliance International Portfolio (B)
Franklin Templeton:	Alliance Growth Portfolio (B)
Templeton Developing Markets Sec Fund 2	Alliance Global Bond Portfolio (B)

Alger American Fund:	Franklin Templeton:
Alger American Growth Portfolio	Templeton Developing Markets Sec Fund 2
Alger American Small Capitalization
Portfolio

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

1. Organization (continued)
Keyport Charter Variable Annuity	Keyport Vista Variable Annuity

AIM Variable Insurance Funds, Inc:	AIM Variable Insurance Funds, Inc:
AIM VI Capital Appreciation Fund	AIM VI Capital Appreciation Fund
AIM VI International Equity	AIM VI International Equity
AIM VI Value Fund	AIM VI Value Fund

SteinRoe Variable Investment Trust (SRVIT):	SteinRoe Variable Investment Trust (SRVIT):
SteinRoe Money Market Fund, VS (A)	SteinRoe Money Market Fund, VS (A)
SteinRoe Balanced Fund, VS (B)	SteinRoe Balanced Fund, VS (B)
Liberty Federal Securities Fund, VS (B)	Liberty Federal Securities Fund, VS (B)
SteinRoe Growth Stock Fund, VS (B)	SteinRoe Growth Stock Fund, VS (B)

Liberty Variable Investment Trust (LVIT):	Liberty Variable Investment Trust (LVIT):
Colonial High Yield Securities Fund, VS (B)	Colonial High Yield Securities Fund, VS (B)
Colonial Small Cap Value Fund, VS (B)	Colonial Small Cap Value Fund, VS (B)
Colonial Strategic Income Fund, VS (B)	Colonial Strategic Income Fund, VS (B)
Colonial U.S. Growth & Income Fund, VS (B)	Colonial U.S. Growth & Income Fund, VS (B)
Crabbe Huson Real Estate Investment	Crabbe Huson Real Estate Investment
Fund, VS (B)	Fund, VS (B)
Liberty All-Star Equity Fund, VS (B)	Liberty All-Star Equity Fund, VS (B)
Liberty Newport Japan Opportunity Fund, VS (B)	Liberty Newport Japan Opportunity Fund, VS (B)
Liberty S&P 500 Index Fund, VS (B)	Liberty S&P 500 Index Fund, VS (B)
Liberty Select Value Fund, VS (B)	Liberty Select Value Fund, VS (B)
Liberty Value Fund, VS (B)	Liberty Value Fund, VS (B)
Newport Tiger Fund, VS (B)	Newport Tiger Fund, VS (B)
Rydex Financial Services Fund, VS (B)	Rydex Financial Services Fund, VS (B)
Rydex Health Care Fund, VS (B)	Rydex Health Care Fund, VS (B)
Wanger Foreign Forty Fund	Wanger Foreign Forty Fund
Wanger International Small Cap Fund	Wanger International Small Cap Fund
Wanger Twenty Fund	Wanger Twenty Fund
Wanger US Small Cap Fund	Wanger US Small Cap Fund

Alliance Variable Products Series Fund, Inc:	Alliance Variable Products Series Fund, Inc:
Alliance Growth & Income Portfolio (B)	Alliance Growth & Income Portfolio (B)
Alliance Premier Growth Portfolio (B)	Alliance Premier Growth Portfolio (B)
Alliance Technology Portfolio (B)	Alliance Technology Portfolio (B)
Alliance Worldwide Privatization Portfolio (B)	Alliance Worldwide Privatization Portfolio (B)

Fidelity VIP Funds:	Fidelity VIP Funds:
Fidelity VIP Equity Income Fund - SC2	Fidelity VIP Equity Income Fund - SC2
Fidelity VIP III Growth Opportunities Fund - SC2	Fidelity VIP III Growth Opportunities Fund - SC2
Fidelity VIP III Dynamic Capital Appreciation	Fidelity VIP III Dynamic Capital Appreciation
Fund - SC2	Fund - SC2

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

1. Organization (continued)
Keyport Charter Variable Annuity (continued)	Keyport Vista Variable Annuity (continued)

MFS Variable Insurance Trust:	MFS Variable Insurance Trust:
MFS Emerging Growth Series - SC	MFS Emerging Growth Series - SC
MFS Investors Growth Stock Series - SC	MFS Investors Growth Stock Series - SC
MFS Investors Trust Series - SC	MFS Investors Trust Series - SC
MFS New Discovery Series - SC	MFS New Discovery Series - SC

Rydex Variable Trust:	Rydex Variable Trust:
Rydex OTC Fund	Rydex OTC Fund

Keyport Optima Variable Annuity

AIM Variable Insurance Funds, Inc:	Alliance Variable Products Series Fund, Inc:
AIM VI Capital Appreciation Fund	Alliance Growth & Income Portfolio (B)
AIM VI International Equity Fund	Alliance Premier Growth Portfolio (B)
AIM VI Value Fund	Alliance Total Return Portfolio (B)
Alliance International Portfolio (B)
Alliance Growth Portfolio (B)
Alliance Global Bond Portfolio (B)

SteinRoe Variable Investment Trust (SRVIT):	MFS Variable Insurance Trust:
SteinRoe Money Market Fund, VS (A)	MFS Emerging Growth Series - SC
SteinRoe Balanced Fund, VS (B)	MFS Investors Growth Stock Series - SC
Liberty Federal Securities Fund, VS (B)	MFS Investors Trust Series - SC
SteinRoe Growth Stock Fund, VS (B)

Liberty Variable Investment Trust (LVIT):	Brinson Series Trust
Colonial High Yield Securities Fund, VS (B)	Brinson Tactical Allocation Portfolio
Colonial Small Cap Value Fund, VS (B)
Colonial Strategic Income Fund, VS (B)
Crabbe Huson Real Estate Investment
Fund, VS (B)
Liberty All-Star Equity Fund, VS (B)
Newport Tiger Fund, VS (B)

Keyport Exeter Variable Annuity
Exeter Insurance Fund, Inc:	SteinRoe Variable Investment Trust (SRVIT):
Exeter Moderate Growth Fund	SteinRoe Money Market Fund, VS (A)
Exeter Growth Fund

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

1. Organization (continued)

AnnuityNet.com Variable Annuity

Liberty Variable Investment Trust (LVIT):	SteinRoe Variable Investment Trust (SRVIT):
Colonial High Yield Securities Fund, VS (A)	SteinRoe Balanced Fund, VS (A)
Colonial Small Cap Value Fund, VS (A)	SteinRoe Growth Stock Fund, VS (A)
Colonial Strategic Income Fund, VS (A)	SteinRoe Money Market Fund, VS (A)
Colonial US Growth & Income Fund, VS (A)	Liberty Federal Securities Fund, VS (A)
Liberty All-Star Equity Fund, VS (A)
Newport Tiger Fund, VS (A)
SteinRoe Global Utilities Fund, VS (A)
Wanger Foreign Forty Fund
Wanger International Small Cap Fund
Wanger Twenty Fund
Wanger US Small Cap Fund

Keyport Latitude Variable Annuity (offered in 2001)

AIM Variable Insurance Funds, Inc:	Alliance Variable Products Series Fund, Inc:
AIM VI Capital Appreciation Fund	Alliance Growth & Income Portfolio (B)
AIM VI International Equity	Alliance Premier Growth Portfolio (B)
AIM VI Value Fund	Alliance Technology Portfolio (B)
Alliance Worldwide Privatization Portfolio (B)

SteinRoe Variable Investment Trust (SRVIT):
SteinRoe Money Market Fund, VS (A)	Fidelity VIP Funds:
SteinRoe Balanced Fund, VS (B)	Fidelity VIP Equity Income Fund - SC2
Liberty Federal Securities Fund, VS (B)	Fidelity VIP III Growth Opportunities Fund - SC2
SteinRoe Growth Stock Fund, VS (B)	Fidelity VIP III Dynamic Capital Appreciation
Fund - SC2

Liberty Variable Investment Trust (LVIT):	MFS Variable Insurance Trust:
Colonial High Yield Securities Fund, VS (B)	MFS Emerging Growth Series - SC
Colonial Small Cap Value Fund, VS (B)	MFS Growth Series - SC
Colonial Strategic Income Fund, VS (B)	MFS Growth with Income Series - SC
Colonial U.S. Growth & Income Fund, VS (B)	MFS New Discovery Series - SC
Crabbe Huson Real Estate Investment
Fund, VS (B)	Rydex Variable Trust:
Liberty All-Star Equity Fund, VS (B)	Rydex OTC Fund
Liberty Newport Japan Opportunity Fund, VS (B)
Liberty S&P 500 Index Fund, VS (B)
Liberty Select Value Fund, VS (B)
Liberty Value Fund, VS (B)
Newport Tiger Fund, VS (B)
Rydex Financial Services Fund, VS (B)
Rydex Health Care Fund, VS (B)
Wanger Foreign Forty Fund
Wanger International Small Cap Fund
Wanger Twenty Fund
Wanger US Small Cap Fund

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

1. Organization (continued)

Rydex Variable Annuity
Rydex Variable Trust
Rydex Nova Fund
Rydex OTC Fund
Rydex Precious Metals Fund
Rydex Ursa Fund
Rydex US Government Money Market Fund

On September 4, 2001, the fund name for Mitchell Hutchins Tactical Allocation was changed to Brinson Tactical Allocation. On October 26, 2001, Mitchell Hutchins Growth, Balance, Growth & Income, Global Equity and Strategic Income Portfolio were closed and funds from these mutual funds were transferred to Alliance Growth, Alliance Total Return, Alliance Growth & Income, Alliance International and Alliance Global Bond, respectively.

On May 1, 2001, the fund names for SteinRoe Mortgage Securities Fund, MFS Growth with Income, MFS Growth were changed to Liberty Federal Securities Fund, MFS Investors Trust, MFS Investors Growth Stock, respectively.

On June 1, 2000, the fund name of Colonial Growth and Income Fund was changed to Liberty Value Fund.

2. Significant Accounting Policies

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the Variable Account.

Shares of the eligible funds are sold to the Variable Account at the reported net asset values. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on sales of investments are computed on the basis of identified cost of the investments sold.

Annuity reserves are computed for contracts in the income stage according to the 1983a Individual Annuity Mortality Table. The assumed investment rate is either 3.0%, 4.0%, 5.0% or 6.0% unless the annuitant elects otherwise, in which case the rate may vary from 3.0% to 6.0%, as regulated by the laws of the respective states. The mortality risk is fully borne by the Company.

The net assets retained by the Company represent seed money shares invested in certain sub-accounts required to commence operations. The seed money is stated at market value (shares multiplied by net asset value per share).

The operations of the Variable Account are included in the federal income tax return of the Company, which is taxed as a Life Insurance Company under the provisions of the Internal Revenue Code. The Company does not anticipate any tax liability resulting from the operations of the Variable Account. Therefore, a provision for income taxes has not been charged against the Variable Account.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

3. Expenses

Keyport Advisor, Keyport Advisor Charter and Optima, Keyport Charter and Optima, and Keyport Latitude Variable Annuity

There are no deductions made from purchase payments for sales charges at the time of purchase. In the event of a contract termination, a contingent deferred sales charge, based on a graded table of charges, is deducted. An annual contract maintenance charge of $36 to cover the cost of contract administration is deducted from each contractholder's account on the contract anniversary date. Daily deductions are made from each sub-account for assumption of mortality and expense risk at an effective annual rate of 1.25% of contract value. A daily deduction is also made for distribution costs incurred by the Company at an effective annual rate of 0.15% of contract value. For the Contact series Keyport Advisor Employee, the effective annual rate for daily deductions for the assumption of mortality and expense risk is 0.35%; no other charges apply.

Optional riders are available for Keyport Advisor Charter and Optima only. The deduction is a yearly charge of 0.35% for a guaranteed income benefit rider, 0.05% for an enhanced death benefit (if purchased with income rider) and 0.10% for an enhanced death benefit (if purchased without the income rider).

Keyport Advisor Vista and Keyport Vista Variable Annuity

There are no deductions made from purchase payments for sales charges at the time of purchase. There are also no contingent deferred sales charges or distribution charges. Daily deductions are made from each sub-account for administrative charges incurred by the Company at an effective annual rate of 0.15% of contract value. A daily deduction is also made from each sub-account for assumption of mortality and expense risk at an effective annual rate of 1.25% of contract value.

Keyport Exeter Variable Annuity

There are no deductions made from purchase payments for sales charges at the time of purchase. There are also no contingent deferred sales charges or distribution charges. An annual contract maintenance charge of $35 to cover the cost of contract administration is deducted from each contractholder's account on the contract anniversary date. Daily deductions are made from each sub-account for assumption of mortality and expense risk at an effective annual rate of 0.35% of contract value.

AnnuityNet.com Variable Annuity

There are no deductions made from purchase payments for sales charges at the time of purchase. There are also no contingent deferred sales charges or distribution charges. Daily deductions are made from each sub-account for assumption of mortality and expense risk at an effective annual rate of 0.65% of contract value.

Rydex Variable Annuity

There are no deductions made from purchase payments for sales charges at the time of purchase. There are also no contingent deferred sales charges or distribution charges. Daily deductions are made from each sub-account for assumption of mortality and expense risk at an effective annual rate of 0.90% of contract value.

4. Affiliated Company Transactions

The Company provides administrative services necessary for the operation of the Variable Account. The Company has absorbed all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws. Stein Roe & Farnham, Inc. (Stein Roe), is the investment advisor to the SRVIT. Liberty Advisory Services Corporation (LASC) is the investment advisor to the LVIT. Colonial Management Associates, Inc. (Colonial) is the investment sub-advisor to the LVIT. Keyport Financial Services Corp. (KFSC), a wholly owned subsidiary of the Company, is the principal underwriter for SRVIT and LVIT. The investment advisors' compensation is based upon the fair value of the mutual funds.

KFSC was a wholly owned subsidiary of LASC until October 31, 2001 at which time LASC dividended its ownership of KFSC to the Company. LASC was a wholly owned subsidiary of the Company and, Stein Roe and

Colonial were affiliates of the Company through October 31, 2001. On November 1, 2001, the Company was sold to Sun Life Financial of Canada (U.S.) Holdings, Inc., an indirect subsidiary of Sun Life Assurance Company of Canada, which is a subsidiary of Sun Life Financial Services, Inc. As a result of this transaction, Massachusetts Financial Services Company (MFS) is now an affiliate of Keyport Life and provides funding vehicles for the Variable Account.

5. New Audit Guide

Effective January 1, 2001, the Variable Account adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the Guide), as revised, effective for fiscal years beginning after December 15, 2001. The adoption of the Guide did not impact the total net assets of the subaccounts for fiscal year 2001. Certain disclosures in the financial statements of the Variable Account have changed as a result of the adoption of the Guide. The financial statement presentation of the Variable Account for the years prior to 2001 has not been restated.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

6. Unit Values

A summary of the accumulation unit values at December 31, 2001 and 2000, the accumulation units and dollar value, the investment income ratios,the expense ratios (excluding expenses of the underlying funds) and the total return for the year ended December 31, 2001 are as follows:
	2000	2001
	UNIT VALUE	UNIT VALUE	UNITS	DOLLARS	INVESTMENT INCOME RATIO*	EXPENSE RATIO**	TOTAL RETURN***
AIM VI Capital Appreciation Series I
Keyport Advisor Vista	$13.898187	$10.514299	1,867,636.337	$19,636,887	0.00%	1.39%	(24.35)%

AIM VI Growth Series I
Keyport Advisor Vista	12.357180	8.056291	336,513.039	2,711,047	0.04%	1.39%	(34.80)%

AIM VI International Equity Series I
Keyport Advisor Vista	11.095271	8.366252	2,048,181.428	17,135,602	0.11%	1.39%	(24.60)%

AIM VI Value Series I
Keyport Advisor Charter	9.488402	8.181042	3,652,453.872	29,880,879	0.03%	1.39%	(13.78)%

Alger American Growth Portfolio
Keyport Advisor	19.875524	17.283497	3,564,491.558	61,606,879	0.06%	1.39%	(13.04)%
Employee	20.354780	17.886683	6,062.411	108,436	0.05%	0.35%	(12.13)%

Alger American Small Capitalization Portfolio
Keyport Advisor	12.881699	8.953623	1,579,043.958	14,138,164	0.01%	1.39%	(30.49)%
Employee	14.050886	9.869349	1,156.368	11,413	0.01%	0.35%	(29.76)%

Alliance Global Bond Portfolio (A)
Keyport Advisor	10.200933	10.031748	1,928,325.449	19,344,475	0.00%	1.39%	(1.66)%
Employee	10.547027	10.481155	1,213.773	12,722	0.00%	0.35%	(0.62)%

Alliance Global Bond Portfolio (B)
Keyport Advisor Charter	10.096031	9.901126	378,102.685	3,743,642	0.00%	1.39%	(1.93)%

Alliance Growth and Income Portfolio (A)
Keyport Advisor Vista	13.439056	13.299388	451,108.039	5,999,461	0.15%	1.39%	(1.04)%

Alliance Growth and Income Portfolio (B)
Keyport Advisor Optima	10.706953	10.574122	2,790,524.282	29,507,344	0.15%	1.39%	(1.24)%

Alliance Growth Portfolio (B)
Keyport Optima		10.469152	66,426.900	695,433	0.00%	1.39%	4.69%

Alliance International Portfolio (B)
Keyport Optima		10.301209	29,091.508	299,678	0.00%	1.39%	3.01%

Alliance Premier Growth Portfolio (A)
Keyport Advisor	21.091269	17.219360	4,954,584.674	85,314,777	0.00%	1.39%	(18.36)%
Employee	20.923231	17.262221	6,647.143	114,744	0.00%	0.35%	(17.50)%

Alliance Premier Growth Portfolio (B)
Keyport Advisor Charter	9.432312	7.682677	5,495,656.772	42,221,356	0.00%	1.39%	(18.55)%

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

6. Unit Values (continued)
	2000	2001
	UNIT VALUE	UNIT VALUE	UNITS	DOLLARS	INVESTMENT INCOME RATIO*	EXPENSE RATIO**	TOTAL RETURN***
Alliance Real Estate Investment Portfolio (A)
Keyport Advisor Vista	$10.545168	$11.521150	62,052.243	$714,913	0.89%	0.01%	9.26%

Alliance Technology Portfolio (B)
Keyport Advisor Charter	11.525363	8.471968	2,662,160.252	22,553,736	0.00%	1.39%	(26.49)%

Alliance Total Return Portfolio (B)
Keyport Optima		10.026011	76,925.782	771,259	0.00%	1.39%	0.26%

Alliance Worldwide Privatization Portfolio (B)
Keyport Charter	8.273973	6.749228	96,628.556	652,168	0.05%	1.39%	(18.43)%

Brinson Tactical Allocation Portfolio (I)
Keyport Advisor Optima	10.104966	8.714335	1,595,572.565	13,904,354	0.56%	1.39%	(13.76)%

Exeter Growth Fund
Exeter VA	16.293114	17.102546	20,767.731	355,181	0.60%	0.35%	4.97%

Exeter Moderate Growth Fund
Exeter VA	14.132898	14.564518	11,988.968	174,614	0.56%	0.35%	3.05%

Fidelity VIP Equity Income Fund - SC2
Keyport Charter	10.761154	10.057101	1,380,012.395	13,878,924	0.21%	1.39%	(6.54)%

Fidelity VIP III Dynamic Capital Appreciation Fund - SC2
Keyport Charter		9.334730	19,895.730	185,721	0.00%	1.39%	(6.65)%

Fidelity VIP III Growth Opportunities Fund - SC2
Keyport Charter	8.333497	7.014556	1,112,566.901	7,804,163	0.06%	1.39%	(15.83)%

Templeton Developing Markets Sec Fund 2
Keyport Advisor Charter	7.046956	6.387401	255,840.654	1,634,157	0.19%	1.39%	(9.36)%

Colonial Global Equity Fund, VS (B)
Keyport Advisor Charter	8.800007	6.544920	311,522.285	2,038,888	0.00%	1.39%	(25.63)%

Colonial High Yield Securities, VS (A)
Keyport Advisor Vista	8.865879	8.509312	1,013,047.864	8,620,340	2.27%	1.39%	(4.02)%
AnnuityNet.com	9.270320	8.964192	166.207	1,490	0.05%	0.65%	(3.30)%

Colonial High Yield Securities, VS (B)
Keyport Charter	8.844888	8.476489	610,122.501	5,171,697	3.41%	1.39%	(4.17)%

Colonial International Fund for Growth, VS (A)
Keyport Advisor	11.995720	8.948201	3,030,980.186	27,121,820	0.00%	1.39%	(25.41)%
Employee	13.187460	9.940761	2,911.176	28,939	0.00%	0.35%	(24.62)%

Colonial International Horizons Fund, VS (B)
Keyport Advisor Charter	9.266803	7.006092	448,765.996	3,144,096	0.11%	1.39%	(24.40)%

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

6. Unit Values (continued)
	2000	2001
	UNIT VALUE	UNIT VALUE	UNITS	DOLLARS	INVESTMENT INCOME RATIO*	EXPENSE RATIO**	TOTAL RETURN***
Colonial Small Cap Value Fund, VS (A)
Keyport Advisor Vista	$10.543669	$11.363832	331,927.350	$3,771,967	0.00%	0.01%	7.78%

Colonial Small Cap Value Fund, VS (B)
Keyport Charter	10.543674	11.354147	546,236.707	6,202,052	0.10%	1.39%	7.69%

Colonial Strategic Income Fund, VS (A)
Keyport Advisor	14.101909	14.433037	4,853,274.770	70,047,494	2.05%	1.39%	2.35%
Employee	14.981661	15.494643	813.560	12,606	1.92%	0.35%	3.42%
AnnuityNet.com	9.967912	10.278429	294.577	3,028	4.37%	0.65%	3.12%

Colonial Strategic Income Fund, VS (B)
Keyport Charter	14.074909	14.386716	873,869.114	12,572,107	3.56%	1.39%	2.22%

Colonial U.S. Growth & Income Fund, VS (A)
Keyport Advisor	27.788412	27.237378	3,500,341.484	95,340,124	0.25%	1.39%	(1.98)%
Employee	29.847600	29.563377	1,058.991	31,307	0.26%	0.35%	(0.95)%
AnnuityNet.com	10.596156	10.463904	1,163.099	12,171	0.24%	0.65%	(1.25)%

Colonial U.S. Growth & Income Fund, VS (B)
Keyport Charter	27.774424	27.211343	691,545.424	18,817,880	0.43%	1.39%	(2.03)%

Crabbe Huson Real Estate Investment Fund, VS (B)
Keyport Advisor Charter	10.198222	11.506084	113,659.321	1,307,774	1.23%	1.39%	12.82%

Liberty All-Star Equity Fund, VS (A)
Keyport Advisor	13.203161	11.361079	3,522,717.568	40,021,873	0.06%	1.39%	(13.95)%
Employee	13.638173	11.859040	8,492.764	100,716	0.07%	0.35%	(13.05
							)%
Liberty All-Star Equity Fund, VS (B)
Keyport Charter	9.955955	8.559018	393,362.796	3,366,799	0.09%	1.39%	(14.03)%

Liberty Newport Japan Opp Fund, VS (B)
Keyport Charter	6.745619	4.515871	7,773.576	35,104	0.00%	1.39%	(33.05)%

Liberty S&P 500 Index Fund, VS (B)
Keyport Charter	8.925970	7.732363	2,306,797.572	17,836,996	0.22%	1.39%	(13.37)%

Liberty Select Value Fund, VS (B)
Keyport Charter	10.529745	10.744173	1,056,837.512	11,354,845	0.10%	1.39%	2.04%

Liberty Value Fund, VS (A)
Keyport Advisor	25.352693	24.954772	3,015,897.202	75,261,027	0.31%	1.39%	(1.57)%
Employee	27.225976	27.080425	1,470.215	39,814	0.30%	0.35%	(0.53)%

Liberty Value Fund, VS (B)
Keyport Charter	25.303098	24.842634	256,820.715	6,380,103	0.48%	1.39%	(1.82)%

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

6. Unit Values (continued)
	2000	2001
	UNIT VALUE	UNIT VALUE	UNITS	DOLLARS	INVESTMENT INCOME RATIO*	EXPENSE RATIO**	TOTAL RETURN***
Newport Tiger Fund, VS (A)
Keyport Advisor	$10.845661	$8.718053	889,684.125	$7,756,313	0.17%	0.01%	(19.62)%
Employee	11.504183	9.344962	6,820.723	63,739	0.19%	0.35%	(18.77)%
AnnuityNet.com	8.748285	7.085021	170,613.712	1,208,802	0.14%	0.65%	(19.01)%

Newport Tiger Fund, VS (B)
Keyport Charter	10.887689	8.947885	108,582.061	971,580	0.44%	1.39%	(17.82)%

Rydex Financial Services Fund, VS (B)
Keyport Charter	12.120670	10.501361	231,123.678	2,427,113	0.14%	1.39%	(13.36)%

Rydex Health Care Fund, VS (B)
Keyport Charter	11.080013	9.619933	476,248.364	4,581,477	0.00%	1.39%	(13.18)%

Rydex Nova Fund
Rydex VA	20.408721	15.456382	3,581.463	55,356	0.00%	0.90%	(24.27)%

Rydex Precious Metals Fund
Rydex VA	24.067797	26.951039	419.769	11,313	0.00%	0.90%	11.98%

Rydex Ursa Fund
Rydex VA	28.730983	32.742151	21,459.647	702,635	1.81%	0.90%	13.96%

SteinRoe Global Utilities Fund, VS (A)
Keyport Advisor	19.464675	16.504348	1,728,559.681	28,528,751	0.36%	1.39%	(15.21)%
Employee	20.800617	17.822727	273.237	4,870	0.32%	0.35%	(14.32)%
AnnuityNet.com	9.011893	7.698633	383.266	2,951	0.59%	0.65%	(14.57)%

Wanger Foreign Forty Fund
Keyport Charter	9.697009	7.017419	205,159.442	1,439,690	0.02%	1.39%	(27.63)%
AnnuityNet.com	10.260319	7.480939	23,020.308	172,214	0.00%	0.65%	(27.09)%

Wanger International Small Cap Fund
Keyport Charter	8.931027	6.943468	850,743.667	5,907,111	0.00%	1.39%	(22.25)%
AnnuityNet.com	9.534756	7.468554	71,825.800	536,435	0.00%	0.65%	(21.67)%

Wanger Twenty Fund
Keyport Charter	10.392612	11.179817	451,136.088	5,043,619	0.00%	0.01%	7.57%
AnnuityNet.com	10.240569	11.098933	0.001	0	0.00%	0.00%	8.38%

Wanger US Small Cap Fund
Keyport Charter	10.541409	11.578425	1,324,070.709	15,330,653	0.00%	1.39%	9.84%
AnnuityNet.com	10.603292	11.733768	549.004	6,442	0.00%	0.65%	10.66%

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

6. Unit Values (continued)
	2000	2001
	UNIT VALUE	UNIT VALUE	UNITS	DOLLARS	INVESTMENT INCOME RATIO*	EXPENSE RATIO**	TOTAL RETURN***
MFS Bond Series IC
Keyport Advisor Vista	$10.707167	$11.477770	438,995.888	$5,038,694	1.75%	1.39%	7.20%

MFS Emerging Growth Series IC
Keyport Advisor	21.355215	14.006333	1,629,052.643	22,817,054	0.00%	1.39%	(34.41)%
Employee	23.552359	15.610367	1,073.075	16,751	0.00%	0.35%	(33.72)%

MFS Emerging Growth Series SC
Keyport Charter	21.340401	13.968632	483,622.180	6,755,540	0.00%	1.39%	(34.54)%

MFS Investors Growth Stock Series SC
Keyport Charter	8.795111	6.519218	1,566,693.843	10,213,619	0.02%	1.39%	(25.88)%

MFS Investors Trust Series SC
Keyport Charter	9.677660	8.006550	1,044,375.547	8,361,845	0.09%	1.39%	(17.27)%

MFS New Discovery Series SC
Keyport Charter	9.108587	8.510087	560,354.488	4,768,665	0.00%	1.39%	(6.57)%

MFS Research Series IC
Keyport Advisor	16.531125	12.837187	2,517,384.583	32,316,137	0.00%	1.39%	(22.35)%
Employee	16.670611	13.081938	963.473	12,604	0.00%	0.35%	(21.53)%

Rydex OTC Fund
Rydex VA	15.492820	9.952931	5,558.854	55,327	0.00%	0.90%	(35.76)%
Keyport Charter	5.825796	3.723956	876,514.337	3,264,101	0.00%	1.39%	(36.08)%

Rydex US Government Money Market Fund
Rydex VA	25.757682	26.240440	65,783.307	1,726,183	0.47%	0.90%	1.87%

SteinRoe Balanced Fund VS (A)
Keyport Advisor	29.459745	26.381189	2,794,406.316	73,719,761	0.01%	0.01%	(10.45)%
Employee	20.442146	18.498595	2,907.008	53,776	0.64%	0.35%	(9.51)%

SteinRoe Balanced Fund VS (B)
Keyport Charter	29.423711	26.289675	1,065,049.026	27,999,793	0.55%	1.39%	(10.65)%

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

6. Unit Values (continued)
	2000	2001
	UNIT VALUE	UNIT VALUE	UNITS	DOLLARS	INVESTMENT INCOME RATIO*	EXPENSE RATIO**	TOTAL RETURN***
SteinRoe Growth Stock Fund VS (A)
Keyport Advisor	$52.531714	$39.051850	1,685,621.408	$65,826,634	0.00%	1.39%	(25.66)%
Employee	34.014801	25.552991	4,966.369	126,906	0.00%	0.35%	(24.88)%

SteinRoe Growth Stock Fund VS (B)
Keyport Charter	52.458436	38.907605	587,188.797	22,846,110	0.00%	1.39%	(25.83)%

SteinRoe Money Market Fund VS (A)
Keyport Advisor	15.436578	15.774271	8,627,415.370	136,091,188	0.89%	1.39%	2.19%
Dollar Cost Averaging	15.555598	16.119698	9,126.169	147,111	0.95%		3.63%
Employee	13.907577	14.361230	6,708.311	96,340	0.90%	0.35%	3.26%
AnnuityNet.com	10.552915	10.864601	669,737.333	7,276,429	0.16%	0.65%	2.95%

Liberty Federal Securities Fund VS (A)
Keyport Advisor	20.526080	21.664784	2,121,128.538	45,953,792	1.38%	1.39%	5.55%
Employee	15.262915	16.278945	1,181.966	19,241	1.24%	0.35%	6.66%
AnnuityNet.com	11.030141	11.729291	509.788	5,979	1.89%	0.65%	6.34%

Liberty Federal Securities Fund VS (B)
Keyport Charter	20.470221	21.551379	1,580,513.643	34,062,249	0.65%	1.39%	5.28%

SteinRoe Small Company Growth Fund VS (A)
Keyport Advisor	34.541388	30.645605	269,474.852	8,258,220	0.00%	1.39%	(11.28)%
Employee	21.651921	19.412383	1,108.707	21,523	0.00%	0.35%	(10.34)%

			85,248,268	$1,396,357,820

* These amounts represent the dividends and other income received by the subaccount from the underlying mutual fund, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

** These ratios represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

7. Purchases and Sales of Securities

The cost of shares purchased and proceeds from shares sold by the Variable Account during 2001 are shown below:
	Purchases	Sales

AIM VI Capital Appreciation Series I	$21,230,818	$14,376,104

AIM VI Growth Series I	1,481,609	2,415,570

AIM VI International Equity Series I	867,593,512	858,411,062

AIM VI Value Series I	13,217,222	5,649,868

Alger American Growth Portfolio	15,519,739	22,711,760

Alger American Small Capitalization Portfolio	3,088,483	4,656,716

Alliance Global Bond Portfolio (A)	1,626,312	7,827,852

Alliance Global Bond Portfolio (B)	1,347,422	1,566,543

Alliance Growth and Income Portfolio (A)	1,195,666	2,431,384

Alliance Growth and Income Portfolio (B)	33,821,982	5,651,211

Alliance Growth Portfolio (B)	1,151,670	19,052

Alliance International Portfolio (B)	458,133	52,936

Alliance Premier Growth Portfolio (A)	11,390,990	30,583,127

Alliance Premier Growth Portfolio (B)	25,666,017	14,241,610

Alliance Real Estate Investment Portfolio (A)	128,685	278,345

Alliance Technology Portfolio (B)	11,756,851	8,818,638

Alliance Total Return Portfolio (B)	1,664,214	51,389

Alliance Worldwide Privatization Portfolio (B)	18,628,616	18,143,960

Brinson Tactical Allocation Portfolio (I)	8,894,691	8,555,585

Exeter Growth Fund	23,551	1,246

Exeter Moderate Growth Fund	10,916	638

Fidelity VIP Equity Income Fund - SC2	14,809,340	1,881,075

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

7. Purchases and Sales of Securities (continued)
	Purchases	Sales

Fidelity VIP III Dynamic Capital Appreciation Fund	$330,530	$63,761

Fidelity VIP III Growth Opportunities Fund - SC2	7,197,715	1,118,876

Templeton Developing Markets Sec Fund 2	1,634,788	1,554,723

Colonial Global Equity Fund, VS (B)	1,315,568	1,399,316

Colonial High Yield Securities Fund, VS (A)	4,112,704	4,300,441

Colonial High Yield Securities Fund, VS (B)	12,902,113	6,212,893

Colonial International Fund for Growth, VS (A)	6,361,249	8,445,570

Colonial International Horizons Fund, VS (B)	1,939,890	2,480,462

Colonial Small Cap Value Fund, VS (A)	7,877,680	7,281,849

Colonial Small Cap Value Fund, VS (B)	12,640,262	8,630,454

Colonial Strategic Income Fund, VS (A)	10,751,164	17,836,131

Colonial Strategic Income Fund, VS (B)	19,002,545	4,261,086

Colonial U.S. Growth & Income Fund, VS (A)	26,462,330	17,173,193

Colonial U.S. Growth & Income Fund, VS (B)	22,142,897	1,368,297

Crabbe Huson Real Estate Investment Fund, VS (B)	1,158,893	1,082,047

Liberty All-Star Equity Fund, VS (A)	7,535,426	13,726,328

Liberty All-Star Equity Fund, VS (B)	3,265,600	1,270,887

Liberty Newport Japan Opportunity Fund, VS (B)	505,769	534,619

Liberty S&P 500 Index Fund, VS (A)	461	-

Liberty S&P 500 Index Fund, VS (B)	20,460,306	3,647,608

Liberty Select Value Fund, VS (A)	252	-

Liberty Select Value Fund, VS (B)	12,525,050	938,743

Liberty Value Fund, VS (A)	12,699,806	23,369,209

Liberty Value Fund, VS (B)	7,618,943	1,239,837

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

7. Purchases and Sales of Securities (continued)
	Purchases	Sales

Newport Tiger Fund, VS (A)	$85,053,254	$86,321,659

Newport Tiger Fund, VS (B)	52,712,682	52,602,246

Rydex Financial Services Fund, VS (A)	420	-

Rydex Financial Services Fund, VS (B)	2,475,449	551,585

Rydex Health Care Fund, VS (B)	3,902,813	482,551

SteinRoe Global Utilities Fund, VS (A)	4,040,306	11,983,074

Wanger Foreign Forty Fund	35,626,875	33,965,769

Wanger International Small Cap Fund	122,352,238	115,512,356

Wanger Twenty Fund	5,774,776	1,193,966

Wanger US Small Cap Fund	23,289,188	7,147,381

MFS Bond Series IC	1,199,379	2,952,154

MFS Emerging Growth Series IC	9,170,345	14,296,590

MFS Emerging Growth Series SC	12,175,338	5,769,840

MFS Investors Growth Stock Series SC	10,294,522	2,171,849

MFS Investors Trust Series SC	9,445,487	1,110,312

MFS New Discovery Series SC	6,014,386	2,814,631

MFS Research Series IC	7,267,751	8,864,548

Mitchell Hutchins Balanced Portfolio (I)	510,113	1,901,601

Mitchell Hutchins Global Equity Portfolio (I)	113,834	494,199

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

7. Purchases and Sales of Securities (continued)
	Purchases	Sales

Mitchell Hutchins Growth & Income Portfolio (I)	$541,812	$1,397,507

Mitchell Hutchins Growth Portfolio (I)	999,206	1,472,927

Mitchell Hutchins Strategic Income Portfolio (I)	182,534	506,216

Rydex Nova Fund	8,036,794	7,985,057

Rydex OTC Fund	3,507,304	802,320

Rydex Precious Metals Fund	33,611	22,027

Rydex US Government Bond Fund	50,348	51,719

Rydex US Government Money Market Fund	3,291,828	1,703,341

Rydex Ursa Fund	8,439,425	7,724,543

SteinRoe Balanced Fund VS (A)	18,251,031	28,255,065

SteinRoe Balanced Fund VS (B)	42,583,924	9,576,425

SteinRoe Growth Stock Fund VS (A)	26,423,877	27,510,015

SteinRoe Growth Stock Fund VS (B)	24,214,598	3,804,330

SteinRoe Money Market Fund VS (A)	1,288,905,877	1,246,859,174

Liberty Federal Securities Fund VS (A)	17,302,144	11,201,111

Liberty Federal Securities Fund VS (B)	61,130,226	26,003,799

SteinRoe Small Company Growth Fund VS (A)	49,532,036	46,716,750

	$3,199,994,280	$2,907,990,638

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

8. Change in Units Outstanding
The change in units outstanding for the year ended December 31, 2001 were as follow:

			Net Increase
	Units Issued	Units Redeemed	(Decrease)

AIM VI Capital Appreciation Series I	1,738,481	1,433,970	304,511

AIM VI Growth Series I	158,193	257,285	(99,092)

AIM VI International Equity Series I	93,286,705	93,013,582	273,123

AIM VI Value Series I	1,428,483	646,089	782,394

Alger American Growth Portfolio	209,877	1,212,138	(1,002,261)

Alger American Small Capitalization Portfolio	329,463	468,527	(139,064)

Alliance Global Bond Portfolio (A)	306,955	914,271	(607,316)

Alliance Growth and Income Portfolio (A)	3,088,157	707,408	2,380,749

Alliance Growth and Income Portfolio (B)	117,283	1,581	115,702

Alliance International Portfolio (B)	46,166	5,065	41,101

Alliance Premier Growth Portfolio (A)	287,875	1,637,029	(1,349,154)

Alliance Premier Growth Portfolio (B)	2,752,007	1,743,874	1,008,133

Alliance Real Estate Investment Portfolio (A)	8,821	24,785	(15,964)

Alliance Technology Portfolio (B)	1,004,196	972,364	31,832

Alliance Total Return Portfolio (B)	167,376	4,922	162,454

Alliance Worldwide Privatization Portfolio (B)	2,754,452	2,679,697	74,755

Brinson Tactical Allocation Portfolio (I)	707,231	894,920	(187,689)

Exeter Growth Fund	-	2	(2)

Exeter Moderate Growth Fund	-	2	(2)

Fidelity VIP Equity Income Fund - SC2	1,421,829	185,289	1,236,540

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

8. Change in Units Outstanding (continued)

			Net Increase
	Units Issued	Units Redeemed	(Decrease)

Fidelity VIP III Dynamic Capital Appreciation Fund	36,307	7,942	28,365

Fidelity VIP III Growth Opportunities Fund - SC2	990,838	155,305	835,533

Templeton Developing Markets Sec Fund 2	245,034	233,458	11,576

Colonial Global Equity Fund, VS (B)	176,420	178,289	(1,869)

Colonial High Yield Securities Fund, VS (A)	349,415	471,510	(122,095)

Colonial High Yield Securities Fund, VS (B)	1,408,066	707,602	700,464

Colonial International Fund for Growth, VS (A)	671,032	833,015	(161,983)

Colonial International Horizons Fund, VS (B)	243,738	313,107	(69,369)

Colonial Small Cap Value Fund, VS (A)	740,028	689,002	51,026

Colonial Small Cap Value Fund, VS (B)	1,187,070	810,266	376,804

Colonial Strategic Income Fund, VS (A)	264,702	1,181,764	(917,062)

Colonial Strategic Income Fund, VS (B)	1,258,412	297,853	960,559

Colonial U.S. Growth & Income Fund, VS (A)	415,284	617,781	(202,497)

Colonial U.S. Growth & Income Fund, VS (B)	748,354	51,340	697,014

Crabbe Huson Real Estate Investment Fund, VS (B)	93,727	97,788	(4,061)

Liberty All-Star Equity Fund, VS (A)	584,503	1,134,344	(549,841)

Liberty All-Star Equity Fund, VS (B)	341,244	140,075	201,169

Liberty Newport Japan Opportunity Fund, VS (B)	76,936	80,735	(3,799)

Liberty S&P 500 Index Fund, VS (B)	2,533,830	449,445	2,084,385

Liberty Select Value Fund, VS (B)	1,173,097	91,126	1,081,971

Liberty Value Fund, VS (A)	226,060	928,201	(702,141)

Liberty Value Fund, VS (B)	293,563	51,574	241,989

Newport Tiger Fund, VS (A)	10,348,506	10,455,108	(106,602)

Newport Tiger Fund, VS (B)	5,769,616	5,793,762	(24,146)

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

8. Change in Units Outstanding (continued)
			Net Increase
	Units Issued	Units Redeemed	(Decrease)

Rydex Financial Services Fund, VS (B)	227,753	50,852	176,901

Rydex Health Care Fund, VS (B)	405,573	47,669	357,904

SteinRoe Global Utilities Fund, VS (A)	144,139	647,504	(503,365)

Wanger Foreign Forty Fund	4,932,860	4,696,621	236,239

Wanger International Small Cap Fund	17,803,118	16,837,350	965,768

Wanger Twenty Fund	568,794	116,436	452,358

Wanger US Small Cap Fund	2,134,049	673,368	1,460,681

MFS Bond Series IC	67,572	259,871	(192,299)

MFS Emerging Growth Series IC	452,369	913,709	(461,340)

MFS Emerging Growth Series SC	748,158	379,342	368,816

MFS Investor Growth Stock Series SC	1,414,337	306,169	1,108,168

MFS Investor Trust Series SC	1,097,488	133,406	964,082

MFS New Discovery Series SC	701,447	321,934	379,513

MFS Research Series IC	97,844	605,511	(507,667)

Mitchell Hutchins Balanced Portfolio (I)	11,163	179,833	(168,670)

Mitchell Hutchins Global Equity Portfolio (I)	3,823	63,637	(59,814)

Mitchell Hutchins Growth Portfolio (I)	8,084	196,992	(188,908)

Mitchell Hutchins Growth & Income Portfolio (I)	21,083	140,802	(119,719)

Mitchell Hutchins Strategic Income Portfolio (I)	16,451	52,477	(36,026)

Rydex Nova Fund	512,042	508,461	3,581

Rydex OTC Fund	804,142	160,474	643,668

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

8. Change in Units Outstanding (continued)
			Net Increase
	Units Issued	Units Redeemed	(Decrease)

Rydex Precious Metals Fund	1,269	849	420

Rydex US Government Money Market Fund	125,163	64,725	60,438

Rydex Ursa Fund	255,895	234,436	21,459

SteinRoe Balanced Fund VS (A)	402,162	1,067,372	(665,210)

SteinRoe Balanced Fund VS (B)	1,687,441	383,958	1,303,483

SteinRoe Growth Stock Fund VS (A)	187,791	645,081	(457,290)

SteinRoe Growth Stock Fund VS (B)	489,715	95,326	394,389

SteinRoe Money Market Fund VS (A)	84,939,340	81,121,004	3,818,336

Liberty Federal Securities Fund VS (A)	725,117	575,397	149,720

SteinRoe Mortgage Securities Fund VS (B)	2,818,999	1,186,384	1,632,615

SteinRoe Small Company Growth Fund VS (A)	1,465,428	1,531,538	(66,110)

	265,259,941	246,771,680	18,488,261

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

9. Diversification Requirements

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

Report of Independent Auditors

The Board of Directors

Keyport Life Insurance Company

We have audited the consolidated balance sheets of Keyport Life Insurance Company (the Company) as of December 31, 2001 and 2000, and the related consolidated statements of income, stockholder's equity, and cash flows for the ten-month period ended October 31, 2001 and the two-month period ended December 31, 2001 and for the years ended December 31, 2000 and 1999, respectively. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Keyport Life Insurance Company at December 31, 2001 and 2000, and the consolidated results of its operations and its cash flows for the ten-month period ended October 31, 2001 and the two-month period ended December 31, 2001 and for the years ended December 31, 2000 and 1999, respectively, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 3 to the financial statements, in 2001 the Company changed its method of accounting for its derivatives.

ERNST & YOUNG LLP

Boston, Massachusetts

February 5, 2002

KEYPORT LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(in thousands)

	December 31,
ASSETS	2001	2000

Cash and investments:
Fixed maturities available for sale (amortized cost: 2001 -$12,059,631;
2000 -$10,728,519)	$11,999,671	$10,668,288
Equity securities (cost: 2001 - $36,859; 2000 - $71,489)	39,658	76,427
Mortgage loans	6,871	9,433
Policy loans	635,938	620,824
Other invested assets	521,259	783,043
Cash and cash equivalents	2,108,093	1,728,279
Total cash and investments	15,311,490	13,886,294

Accrued investment income	183,576	163,474
Deferred policy acquisition costs	28,299	547,901
Value of business acquired	95,155	-
Goodwill	714,755	15,570
Current income tax receivable	1,622	-
Deferred income tax asset	185,855	-
Intangible assets	12,100	-
Receivable for investments sold	21,797	90,545
Other assets	28,330	91,742
Separate account assets	2,560,831	4,212,488

Total assets	$19,143,810	$19,008,014

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
Policy liabilities	$13,627,126	$11,968,489
Income taxes payable	-	9,954
Deferred income taxes	-	161,615
Payable for investments purchased and loaned	1,165,609	1,364,531
Other liabilities	56,837	56,403
Separate account liabilities	2,532,557	4,166,787
Total liabilities	17,382,129	17,727,779

Stockholder's equity:
Common stock, $1.25 par value; authorized 2,500 shares;
issued and outstanding 2,412 shares	3,015	3,015
Additional paid-in capital	1,703,462	505,933
Retained earnings	86,976	797,606
Accumulated other comprehensive loss	(31,772)	(26,319)
Total stockholder's equity	1,761,681	1,280,235

Total liabilities and stockholder's equity	$19,143,810	$19,008,014

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME

(in thousands)

	For the 2 month period ended December 31,	For the 10 month period ended October 31,	Year Ended December 31,
	2001	2001	2000	1999

Revenues:
Net investment income, including distributions from
private equity limited partnerships	$ 144,918	$ 735,641	$ 856,808	$ 805,216
Interest credited to policyholders	107,315	498,668	539,643	526,574
Investment spread	37,603	236,973	317,165	278,642
Net realized investment gains (losses)	2,454	(22,790)	(35,796)	(41,510)
Net derivative gains	99,972	446
Net change in unrealized and undistributed (losses)
gains in private equity limited partnerships	-	(17,088)	31,604	-
Fee income:
Surrender charges	1,174	13,654	24,266	17,730
Separate account income	8,699	44,460	43,518	33,485
Management fees	1,080	5,715	6,207	4,241
Total fee income	10,953	63,829	73,991	55,456

Expenses:
Policy benefits	1,128	4,869	4,997	3,603
Operating expenses	10,778	55,710	64,875	49,734
Amortization of deferred policy acquisition costs	1,439	95,507	116,123	97,359
Amortization of value of business acquired	3,828	-	-	-
Amortization of intangible assets	-	1,047	1,256	1,256
Total expenses	17,173	157,133	187,251	151,952

Income before income taxes and cumulative
effect of accounting changes	133,809	104,237	199,713	140,636
Income tax expense	46,833	26,635	57,128	45,977

Income before cumulative effect of
accounting changes	86,976	77,602	142,585	94,659
Cumulative effect of accounting changes, net of tax	-	60,847	-	-

Net income	$ 86,976	$ 16,755	$ 142,585	$ 94,659

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

(in thousands)

				Accumulated
		Additional		Other
	Common	Paid-in	Retained	Comprehensive
	Stock	Capital	Earnings	Income (Loss)	Total

Balance, December 31, 1998	$3,015	$505,933	$600,396	$26,253	$1,135,597

Comprehensive income (loss)
Net income	-	-	94,659	-	94,659
Other comprehensive income, net of tax:
Net unrealized investment losses	-	-	-	(186,868)	(186,868)
Comprehensive income					(92,209)
Dividends paid	-	-	(30,000)	-	(30,000)

Balance, December 31, 1999	3,015	505,933	665,055	(160,615)	1,013,388

Comprehensive income (loss)
Net income	-	-	142,585	-	142,585
Other comprehensive loss, net of tax:
Net unrealized investment gains	-	-	-	134,296	134,296
Comprehensive income					276,881
Dividends paid	-	-	(10,034)	-	(10,034)

Balance, December 31, 2000	3,015	505,933	797,606	(26,319)	1,280,235

Comprehensive income:
Net income	-	-	16,755	-	16,755
Other comprehensive income, net of tax:
Net unrealized investment gains	-	-	-	85,107	85,107
Comprehensive income					101,862
Dividend paid	-	-	(99)	-	(99)
Balance, October 31, 2001	3,015	505,933	814,262	58,788	1,381,998

Sale of stockholder's equity	(3,015)	(505,933)	(814,262)	(58,788)	(1,381,998)
Sun Life acquisition cost	3,015	1,703,462	-	-	1,706,477

Comprehensive income (loss)
Net income	-	-	86,976	-	86,976
Other comprehensive loss, net of tax:
Net unrealized investment losses	-	-	-	(31,772)	(31,772)
Comprehensive income					55,204

Balance, December 31, 2001	$3,015	$1,703,462	$86,976	$(31,772)	$1,761,681

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	For the 2 month period ended December 31,	For the 10 month period ended October 31,	Year Ended December 31,
	2001	2001	2000	1999

Cash flows from operating activities:
Net income	$ 86,976	$ 16,755	$ 142,585	$ 94,659
Adjustments to reconcile net income to net cash
provided by operating activities:
Cumulative effect of accounting changes	-	60,847
Non-cash derivative activity	(116,870)	94,048
Interest credited to policyholders	107,315	498,668	539,643	526,574
Net realized investment (gains) losses	(2,454)	22,790	35,796	41,510
Net change in unrealized and undistributed losses
(gains) in private equity limited partnerships	-	17,088	(31,604)	-
Net amortization on investments	(5,000)	(11,544)	59,836	79,508
Change in deferred policy acquisition costs	(12,117)	(64,985)	9,023	(17,446)
Change in current and deferred income taxes	48,624	(41,200)	5,783	53,060
Net change in other assets and liabilities	19,551	(116,807)	22,487	2,876
Net cash provided by operating activities	126,025	475,660	783,549	780,741

Cash flows from investing activities:
Investments purchased - available for sale	(1,499,445)	(1,973,207)	(3,802,286)	(4,835,872)
Investments sold - available for sale	1,654,960	2,026,942	2,877,082	4,322,679
Investments matured - available for sale	-	86,626	894,779	823,252
Increase in policy loans	(4,022)	(11,092)	(21,346)	(20,708)
Decrease in mortgage loans	345	2,217	2,692	42,992
Other invested assets sold (purchased), net	(28,665)	46,111	8,336	(17,344)
Net cash provided by (used in)
investing activities	123,173	177,597	(40,743)	314,999

Cash flows from financing activities:
Withdrawals from policyholder accounts	(472,341)	(1,993,388)	(2,249,950)	(2,108,889)
Deposits to policyholder accounts	453,393	1,565,504	1,569,168	894,414
Dividends paid to Parent	-		(10,034)	(30,000)
Net change in securities lending	30,900	(106,709)	600,386	505,013
Net cash provided by (used in)
financing activities	11,952	(534,593)	(90,430)	(739,462)

Change in cash and cash equivalents	261,150	118,664	652,376	356,278
Cash and cash equivalents at beginning of period	1,846,943	1,728,279	1,075,903	719,625

Cash and cash equivalents at end of period	$ 2,108,093	$ 1,846,943	$ 1,728,279	$ 1,075,903

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

1. Change of Control

Through October 31, 2001, Keyport Life Insurance Company ("the Company") was a wholly owned subsidiary of Liberty Financial Companies, Incorporated ("LFC"), which is a majority-owned, indirect subsidiary of Liberty Mutual Insurance Company ("Liberty Mutual").

On May 3, 2001, LFC announced that it had reached a definitive agreement to sell its annuity and bank marketing businesses to Sun Life Financial Services Inc. ("Sun Life Financial"), a Canadian holding company and parent of Sun Life Assurance Company of Canada ("Sun Life"). The transaction was subject to customary conditions to closing, including receipt of approvals by various state insurance regulators in the U.S., certain other regulatory authorities in the U.S. and Canada and LFC's shareholders.

Effective after the close of business on October 31, 2001, all required approvals had been obtained and Sun Life of Canada (U.S.) Holdings, Inc., an indirect subsidiary of Sun Life, acquired the Company for approximately $1.7 billion in cash. As part of the acquisition, Sun Life Financial (U.S.) Holdings, Inc., another indirect subsidiary of Sun Life, acquired Independent Financial Marketing Group ("IFMG"), an affiliate of the Company ($20 million of the total purchase price was allocated to IFMG). The acquisition of the Company and IFMG complements both Sun Life Financial's product array and distribution capabilities and advances Sun Life Financial towards its strategic goal of reaching a top 10 position in target product markets in North America. Sun Life Financial also expects to reduce costs through economies of scale.

The acquisition was accounted for using the purchase method under Statement of Financial Accounting Standards ("SFAS") No. 141 "Business Combinations" and SFAS No. 142 "Goodwill and Other Intangible Assets". Under the purchase method of accounting, the assets acquired and liabilities assumed are recorded at estimated fair value at the date of acquisition. The Company is in the process of completing the valuations of a portion of the assets acquired; thus, the allocation of the purchase price is subject to refinement.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed as of November 1, 2001 (in thousands):

Assets:
Fixed-maturity securities	$ 10,609,150
Equity securities	35,313
Mortgage loans	7,216
Policy loans	631,916
Value of business acquired	105,400
Goodwill	714,755
Intangible assets	12,100
Deferred taxes	217,633
Other invested assets	363,586
Cash and cash equivalents	1,846,887
Other assets acquired	465,152
Separate account assets	3,941,527
Total assets acquired	18,950,635

Liabilities:
Policy liabilities	12,052,071
Other liabilities	1,262,045
Separate accounts	3,930,042
Total liabilities assumed	17,244,158

Net assets acquired	$ 1,706,477

Intangible assets acquired primarily consist of state insurance licenses ($10.1 million) that are not subject to amortization. The remaining $2.0 million of intangible assets relate to product rights that have a weighted-average useful life of 7 years. Most of the goodwill is expected to be deductible for tax purposes.

2. Accounting Policies

Organization

The Company offers a diversified line of fixed, indexed and variable annuity products designed to serve the growing retirement savings market. These annuity products are sold through a wide-ranging network of banks, agents and security dealers throughout the United States.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

Principles of Consolidation

The consolidated financial statements include the Company and its wholly owned subsidiaries, Independence Life and Annuity Company ("Independence Life"), Keyport Benefit Life Insurance Company ("Keyport Benefit"), Liberty Advisory Services Corp. (through October 31, 2001) and Keyport Financial Services Corp. ("KFSC"). On October 31, the Company transferred its ownership interest in Liberty Advisory Service Corp., through a dividend, to Liberty Financial.

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"), which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities. All significant intercompany transactions and balances have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments

Investments in debt and equity securities classified as available for sale are carried at fair value, and after tax unrealized gains and losses (net of adjustments to deferred policy acquisition costs and value of business acquired) are reported as a separate component of accumulated other comprehensive income (loss). The cost basis of securities is adjusted for declines in value that are determined to be other than temporary. Realized investment gains and losses are calculated on a first-in, first-out basis, net of adjustments for amortization of deferred policy acquisition costs and value of business acquired.

For the mortgage-backed bond portion of the fixed-maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments over the estimated economic life of the security. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments, and any resulting adjustment is included in net investment income.

Mortgage loans are carried at amortized cost. Policy loans are carried at the unpaid principal balances plus accrued interest and do not exceed the net cash surrender value of the related insurance policy.

Investments in private equity limited partnerships, which are included in other invested assets, are accounted for on either the cost method or equity method. The equity method of accounting is used for all partnerships in which the Company has an ownership interest in excess of 3%.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

The net change in unrealized and undistributed gains in private equity limited partnerships primarily represents increases/(decreases) in the fair value of the underlying investments of the private equity limited partnerships that are accounted for under the equity method. The net change of ($17.1) million and $31.6 million in unrealized and undistributed (losses)/gains is recorded net of the related amortization of deferred policy acquisition costs of $(31.7) million and $58.7 million, and net of the amounts realized, which are recognized in investment income of $31.4 million and $13.3 million, for the 10 month period ended October 31, 2001 and the year ended December 31, 2000, respectively. The financial information for these investments is obtained directly from the private equity limited partnerships on a periodic basis. There can be no assurance that any unrealized and undistributed gains/(losses) will ultimately be realized or that the Company will not incur losses in the future on such investments. The corresponding amount in 1999 was insignificant.

Fee Income

Fees from investment advisory services are recognized as revenues when services are provided. Revenues from fixed and variable annuities and single-premium whole life policies include mortality charges, surrender charges, policy fees, and contract fees and are recognized when earned.

Deferred Policy Acquisition Costs

Deferred policy acquisition costs relate to the costs of acquiring new business, which vary with, and are primarily related to, the production of new annuity business. Such acquisition costs include commissions, costs of policy issuance, and underwriting and selling expenses. These costs are deferred and amortized with interest in relation to the present value of estimated gross profits from mortality; investment spread and expense margins over the estimated lives of the contracts. This amortization is reviewed annually and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized, including realized and unrealized gains and losses from investments.

Deferred policy acquisition costs are adjusted for amounts relating to unrealized gains and losses on available for sale fixed-maturity securities. This adjustment, net of tax, is included with the change in net unrealized investment gains or losses that is credited or charged directly to accumulated other comprehensive income (loss). Deferred policy acquisition costs were increased by $0.6 million and $43.6 million at December 31, 2001 and December 31, 2000, respectively, relating to this adjustment.

Although realization of deferred policy acquisition costs is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

Value of Business Acquired

The value of business acquired represents the actuarial-determined present value of projected future gross profits from policies in force at the date of their acquisition. This amount is amortized in proportion to the projected emergence of profits over the estimated lives of the contracts. Interest is accrued on the unamortized balance at the contract rate of 5% for the year ended December 31, 2001.

The value of business acquired is adjusted for amounts relating to the recognition of unrealized investment gains and losses. This adjustment, net of tax, is included with the change in net unrealized investment gains or losses that is credited or charged directly to accumulated other comprehensive income (loss). Value of business acquired was increased by $5.7 million at December 31, 2001 relating to this adjustment.

Estimated future net amortization expense of the value of business acquired as of December 31, 2001 is as follows (in thousands):

2002	$ 19,016
2003	17,497
2004	15,639
2005	13,709
2006	11,632
Thereafter	17,662
Total	$ 95,155

Goodwill

Goodwill represents the difference between the purchase price paid and the fair value of the net assets acquired in connection with the acquisition of the Company. In accordance with SFAS 142, Goodwill will be tested for impairment on an annual basis beginning in 2002.

Intangible Assets

Intangible assets consist of state insurance licenses ($10.1 million) that are not subject to amortization and $2.0 million of product rights that have a weighted-average useful life of 7 years.

Separate Account Assets and Liabilities

The assets and liabilities resulting from variable annuities, variable life policies are segregated in separate accounts. Separate account assets consist principally of investments in mutual funds and fixed maturities and are carried at fair value. Investment income and changes in mutual fund asset values are allocated to the policyholders and, therefore, do not affect the operating results of the Company. The Company earns separate account fees for providing administrative services and bearing the mortality risk related to these contracts. The difference between investment income and interest credited on the institutional accounts was reported as separate account fee income through October 31, 2001. Effective November 1, 2001, the separate institutional accounts were classified as general account assets. Investment income and interest credited were reported as components of net investment income and interest credited, respectively.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

As of December 31, 2001 and 2000, the Company also classified $28.3 million and $45.7 million, respectively, of investments in certain mutual funds sponsored by former affiliates of the Company as separate account assets.

Policy Liabilities

Policy liabilities consist of deposits received plus credited interest, less accumulated policyholder charges, assessments, and withdrawals related to deferred annuities and single-premium whole life policies. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances.

Income Taxes

Income taxes have been provided using the liability method in accordance with Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes."

The Company files a consolidated federal income tax return with its life insurance subsidiaries, Independence Life and Keyport Benefit. Liberty Advisory Services Corp. ("LASC") and KFSC also file consolidated federal and state income tax returns. The Company and its life insurance subsidiaries will be eligible to file a consolidated return with Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. ("US Holdco") beginning in 2006. US Holdco is a member of the Sun Life Financial Group Insurance Holding Company system and is an indirect subsidiary of Sun Life Assurance Company of Canada.

The Company and its life insurance subsidiaries have a tax-sharing agreement that allocates income taxes to the Company and its subsidiaries as if each entity were to file separate income tax returns. Tax benefits resulting from losses are paid to the extent such losses are utilized in the consolidated income tax return. LASC and KFSC also have a tax-sharing agreement (through October 31, 2001) with the same terms as those outlined above.

Cash Equivalents

Short-term investments having a maturity of three months or less when purchased are classified as cash equivalents.

Reclassifications

Certain prior-year amounts have been reclassified to conform to the 2001 presentation.

3. Accounting Changes

The cumulative effect of accounting changes, net of tax, for the ten-month period ended October 31, 2001 of $60.8 million includes a loss of $54.3 million relating to the adoption of SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities", and SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities - an amendment of SFAS No. 133" (collectively hereafter referred to as the "Statement") in the quarter ended March 31, 2001 and a loss of $6.5 million relating to the adoption of Emerging Issues Task Force ("EITF") Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" in the quarter ended June 30, 2001.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

The Company adopted the Statement on January 1, 2001. The Statement requires the Company to recognize all derivatives on the balance sheet at fair value. Derivatives that are not hedges must be adjusted to fair value through income. If the derivative is a hedge, depending on the nature of the hedge, changes in the fair value of derivatives will either be offset by the change in fair value of the hedged assets, liabilities or firm commitments through earnings or recognized in accumulated other comprehensive income (loss) until the hedged item is recognized in earnings. The ineffective portion of a derivative's change in fair value will be immediately recognized in operations.

The cumulative effect, reported after tax and net of related effects on deferred policy acquisition costs, upon adoption of the Statement at January 1, 2001 decreased net income and stockholder's equity by $54.3 million. The adoption of the Statement may increase volatility in future reported income due, among other reasons, to the requirements of defining an effective hedging relationship under the Statement as opposed to certain hedges the Company believes are effective economic hedges. The Company anticipates that it will continue to utilize its current risk management philosophy, which includes the use of derivative instruments.

The Company adopted EITF Issue No. 99-20 on April 1, 2001. EITF Issue 99-20 governs the method of recognizing interest income and impairment on asset-backed investment securities. EITF Issue No. 99-20 requires the Company to update the estimate of cash flows over the life of certain retained beneficial interests in securitization transactions and purchased benefecial interests in securitized financial assets. Pursuant to EITF Issue No. 99-20, based on current information and events, if the Company estimates that the fair value of its beneficial interests is not greater than or equal to its carrying value and if there has been a decrease in the estimated cash flows since the last revised estimate, considering both timing and amount, then an other-than-temporary impairment should be recognized. The cumulative effect, reported after tax and net of related effects on deferred policy acquisition costs, upon adoption of EITF Issue No. 99-20 on April 1, 2001 decreased net income by $6.5 million with a related increase to accumulated other comprehensive income of $1.8 million.

4. Accounting for Derivatives and Hedging Activities

All derivatives are recognized on the balance sheet at fair value. On the date the derivative contract is entered into, the Company designates the derivative as either (1) a hedge of the fair value of a recognized asset ("fair value hedge") or (2) utilizes the derivative as an economic hedge ("non-designated derivative"). Changes in the fair value of a derivative that is highly effective and is designated and qualifies as a fair value hedge, along with the loss or gain on the hedged asset attributable to the hedged risk, are recorded in current period operations as a component of net derivative gains. Changes in the fair value of non-designated derivatives are reported in current period operations as a component of net derivative gains.

The Company issues equity-indexed annuity contracts that contain a derivative instrument that is "embedded" in the contract. Upon issuing the contract, the embedded derivative is separated from the host contract (annuity contract), is carried at fair value, and is considered a non-designated derivative.

The Company purchases call options and futures on the S&P 500 Index to economically hedge its obligation under the annuity contract to provide returns based upon this index. The call options and futures are non-designated derivatives. In addition, the Company utilizes non-designated total return swap agreements to hedge certain contract obligations.

As a component of its investment strategy and to reduce its exposure to interest rate risk, the Company utilizes interest rate swap agreements. Interest rate swap agreements are agreements to exchange with a counterparty interest rate payments of differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. Prior to October 31, 2001, the interest rate swap agreements were designated and qualified as fair value hedges. The ineffective portion of the fair value hedges, net of related effects on deferred policy acquisition costs, resulted in a loss of ($2.6) million for the ten-month period ended October 31, 2001.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedging transactions. This process included linking all fair value hedges to specific assets on the balance sheet. The Company also formally assesses, both at the hedge's inception and on an ongoing basis, whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in fair values. When it is determined that a derivative is not highly effective as a hedge or that it has ceased to be a highly effective hedge, the Company discontinues hedge accounting prospectively.

When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative will continue to be carried on the balance sheet at its fair value and changes in fair value will be reported in operations. The subsequent fair value changes in the hedged asset will no longer be reported in current period operations.

Effective November 1 2001, in conformity with Sun Life accounting policies, the Company discontinued hedge accounting and classified its interest rate swap agreements as non-designated derivatives. The Company believes that these derivatives provide economic hedges and the cost of formally documenting the effectiveness of the fair value of the hedged assets in accordance with the provisions of SFAS 133 was not justified. The increase in the swap values, net of related effects on the value of business acquired, resulted in income of $64.9 million for the two-month period ended December 31, 2001. The change in values of the call options, futures, and the embedded derivative, net of related effects on the value of business acquired, resulted in income of $35.1 million for the two-month period ended December 31, 2001.

Outstanding derivatives, shown in notional amounts along with their carrying value and fair value, are as follows (in thousands):

		Assets /(Liabilities)
	Notional Amounts	Carrying Value	Fair Value
	12/31/2001	12/31/2001	12/31/2001

Interest rate swaps	$2,172,526	$ (71,906)	$ (71,906)
Total return swaps	1,035,438	42,171	42,171
S&P 500 Index call options	-	56,125	56,125

		Assets /(Liabilities)
	Notional Amounts	Carrying Value	Fair Value
	12/31/2000	12/31/2000	12/31/2000

Interest rate swaps	$2,797,750	$ (33,450)	$ (33,450)
Total return swaps	1,031,595	23,936	23,936
S&P 500 Index call options	-	337,712	58,164

The interest rate and total return swap agreements expire in 2002 through 2029. The S&P 500 call options and futures maturities range from 2002 to 2008.

At December 31, 2001 and 2000, the Company had approximately $92.5 million and $111.1 million, respectively, of unamortized premium in call option contracts.

Fair values for swap and cap agreements are based on current settlement values. The current settlement values are based on quoted market prices and brokerage quotes, which utilize pricing models or formulas using current assumptions. Fair values for call options and futures contracts are based on quoted market prices.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

There are risks associated with some of the techniques the Company uses to match its assets and liabilities. The primary risk associated with swap, cap and call option agreements is the risk associated with counterparty nonperformance. The Company believes that the counterparties to its swap, cap and call option agreements are financially responsible and that the counterparty risk associated with these transactions is minimal. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

5. Investments

Fixed Maturities

The amortized cost, gross unrealized gains and losses, and fair value of fixed-maturity securities are as follows (in thousands):

December 31, 2001	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

U.S. Treasury securities	$ 228,136	$ 18	$ (3,795)	$ 224,359
Other U.S. Government securities	6,276	-	(377)	5,899
Mortgage-backed securities of U.S.
government corporations and
agencies	965,478	3,351	(12,803)	956,026
Debt securities issued by foreign
governments	27,586	4,134	(402)	31,318
Corporate securities	6,518,474	92,030	(79,776)	6,530,728
Other mortgage-backed securities	2,542,605	5,588	(52,851)	2,495,342
Asset-backed securities	1,490,306	19,463	(22,317)	1,487,452
Senior secured loans	280,770	2,477	(14,700)	268,547

Total fixed maturities	$ 12,059,631	$ 127,061	$ (187,021)	$ 11,999,671

December 31, 2000	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

U.S. Treasury securities	$ 40,243	$ 1,711	$ (111)	$ 41,843
Mortgage-backed securities of U.S.
government corporations and
agencies	893,123	16,219	(5,401)	903,941
Debt securities issued by foreign
governments	102,180	632	(265)	102,547
Corporate securities	5,597,632	88,876	(215,877)	5,470,631
Other mortgage-backed securities	2,403,173	74,566	(17,698)	2,460,041
Asset-backed securities	1,683,361	20,716	(21,753)	1,682,324
Senior secured loans	8,807	-	(1,846)	6,961

Total fixed maturities	$10,728,519	$202,720	$(262,951)	$10,668,288

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

5. Investments (continued)

At December 31, 2001 and 2000, gross unrealized gains on equity securities and investments in separate accounts aggregated $4.7 million and $13.4 million, respectively. Gross unrealized losses aggregated to $7.9 million at December 31, 2000.

The change in net unrealized investment gains (losses) on securities included in accumulated other comprehensive income (loss) for the ten-month period ended October 31, 2001 and for the years ended December 31, 2000 and 1999 include: gross unrealized gains (losses) on securities of $415.5 million, $213.4 million, and $(473.9) million, respectively, reclassification adjustments for realized investment losses into net income of $29.3 million, $45.9 million, and $53.5 million, respectively, and adjustments to deferred policy acquisition costs of $(343.3) million, $(192.3) million, and $302.0 million, respectively. The above amounts are shown before income tax expense (benefit) of $16.4 million, $(67.3) million, and $68.5 million, respectively. The income tax (benefit) expense recorded in other comprehensive income includes a change in the valuation allowance of $(9.7) million, $(90.7) million, and $109.9 million, respectively, related to unrealized capital losses on available for sale securities for the ten-month period ended October 31, 2001 and for the years ended December 31, 2000 and 1999, respectively.

The change in net unrealized investment gains (losses) on securities included in accumulated other comprehensive income (loss) for the two-month period ended December 31, 2001 include: gross unrealized (losses) on securities of $(52.4) million, reclassification adjustments for realized investment gains into net income of $(2.8) million, and adjustments to value of business acquired and deferred acquisition costs of $5.7 million and $0.6 million, respectively. The above amounts are shown before the income tax benefit of $17.1 million.

No investment in any person or its affiliates (other than bonds issued by agencies of the United States government) exceeded ten percent of stockholder's equity at December 31, 2001. At December 31, 2001, the Company did not have a material concentration of financial instruments in a single investee, industry or geographic location.

At December 31, 2001, $1.2 billion of fixed maturities were below investment grade.

Contractual Maturities

The amortized cost and fair value of fixed maturities by contractual maturity as of December 31, 2001 are as follows (in thousands):

	Amortized Cost	Fair Value

Due in one year or less	$ 392,782	$ 393,827
Due after one year through five years	2,867,449	2,856,646
Due after five years through ten years	2,961,223	2,954,897
Due after ten years	839,788	855,481
	7,061,242	7,060,851
Mortgage and asset-backed securities	4,998,389	4,938,820
	$ 12,059,631	$ 11,999,671

Actual maturities may differ because borrowers may have the right to call or prepay obligations.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

5. Investments (continued)

Net Investment Income

Net investment income is summarized as follows (in thousands):

	2 months ended	10 months ended	Year Ended December 31,
	12/31/2001	10/31/2001	2000	1999

Fixed maturities	$ 141,185	$ 678,035	$807,884	$814,701
Mortgage loans and other invested assets	110	34,273	85,717	28,364
Policy loans	5,752	30,701	36,985	36,306
Equity securities	797	9,651	276	1,513
Cash and cash equivalents	377	917	27,368	20,822
Gross investment income	148,221	753,577	958,230	901,706
Investment expenses	(3,303)	(17,936)	(21,014)	(19,300)
Amortization of options and interest rate caps	-	-	(80,408)	(77,190)

Net investment income	$ 144,918	$ 735,641	$856,808	$805,216

As of December 31, 2001 and 2000, the carrying value of non-income-producing fixed-maturity investments was $81.8 million and $24.4 million, respectively.

Net Realized Investment Gains (Losses)

Net realized investment gains (losses) are summarized as follows (in thousands):

	2 months ended	10 months ended	Year Ended December 31,
	12/31/2001	10/31/2001	2000	1999
Fixed maturities available for sale:
Gross gains	$ 12,509	$ 19,374	$ 35,430	$ 48,066
Gross losses	(9,716)	(7,510)	(70,474)	(79,825)
Other than temporary declines in value	-	(42,800)	(16,731)	(18,276)
	2,793	(30,936)	(51,775)	(50,035)

Equity securities	-	1,665	-	-
Investments in separate accounts	-	-	4,386	-
Other invested assets	-	-	1,497	(3,457)

Gross realized investment gains (losses)	2,793	(29,271)	(45,892)	(53,492)

Amortization adjustments of deferred policy
acquisition costs and value of business acquired	(339)	6,481	10,096	11,982

Net realized investment gains (losses)	$ 2,454	$ (22,790)	$(35,796)	$(41,510)

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

6. Income Taxes

Income tax expense (benefit) is summarized as follows (in thousands):

	2 months ended	10 months ended	Year ended December 31,
	12/31/2001	10/31/2001	2000	1999

Current	$ (1,859)	$ 89,493	$ 96,219	$(10,310)
Deferred	48,692	(53,128)	(29,667)	56,287
Valuation allowance	-	(9,730)	(9,424)	-
	$46,833	$ 26,635	$ 57,128	$ 45,977

A reconciliation of income tax expense, with the expected federal income tax expense computed at the applicable federal income tax rate of 35%, is as follows (in thousands):

	2 months ended	10 months ended	Year ended December 31,
	12/31/2001	10/31/2001	2000	1999

Expected income tax expense	$46,833	$36,483	$69,899	$49,223
Increase (decrease) in income taxes resulting from:
Nontaxable investment income	(195)	(1,002)	(2,704)	(2,111)
Amortization of goodwill	-	366	440	440
Change in valuation allowance	-	(9,730)	(9,424)	-
Other, net	195	518	(1,083)	(1,575)
Income tax expense	$46,833	$26,635	$57,128	$45,977

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

6. Income Taxes (continued)

The components of deferred income taxes are as follows (in thousands):

	December 31,
	2001	2000
Deferred income tax assets:
Deferred policy acquisition costs	$105,444	$ -
Policy liabilities	62,311	65,635
Guaranty fund expense	1,557	2,346
Excess of book over tax basis of investments	3,653
Net operating loss carryforwards	-	1,108
Deferred fees	-	2,433
Net unrealized capital losses	17,108	19,155
	190,073	90,677
Valuation allowance	-	(9,730)
Total deferred income tax assets	190,073	80,947

Deferred income tax liabilities:
Deferred policy acquisition costs	-	(160,089)
Excess of book over tax basis of investments	-	(72,861)
Separate account assets	-	(2,476)
Other	(4,218)	(7,136)
Total deferred tax liabilities	(4,218)	(242,562)
Net deferred income tax asset (liability)	$185,855	$(161,615)

Income taxes paid were $64.0 million for the ten-month period ended October 31, 2001 and $51.5 million in 2000. In 1999, a tax refund of $7.5 million was received.

As part of the Stock Purchase Agreement between Sun Life Financial and Liberty Financial, Liberty Financial is obligated to reimburse the Company for any federal, state or local taxes arising from certain tax elections under Section 338(h) of the Internal Revenue Code of 1986. Liberty Financial has given notice to the Company of certain objections it has with the calculation of these taxes. The amount in dispute is approximately $37 million. Under the agreement, if Sun Life Financial and Liberty Financial cannot agree on the amount of taxes due, the matter shall be submitted for arbitration. It is not yet possible to know whether arbitration will be necessary. The Company currently assumes the entire amount will be recoverable from Liberty Financial.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

7. Retirement Plans

Prior to the acquisition by Sun Life of Canada (U.S.) Holdings, Inc., the Company's employees and certain employees of Liberty Financial were eligible to participate in the Liberty Financial Companies, Inc. Pension Plan (the "Plan"). It was the Company's practice to fund amounts for the Plan sufficient to meet the minimum requirements of the Employee Retirement Income Security Act of 1974. Additional amounts were contributed from time to time when deemed appropriate by the Company. Under the Plan, all employees were vested after five years of service. Benefits were based on years of service, the employee's average pay for the highest five consecutive years during the last ten years of employment and the employee's estimated social security retirement benefit. The Company also had an unfunded nonqualified Supplemental Pension Plan ("Supplemental Plan") collectively with the Plan (the "Plans") to replace benefits lost due to limits imposed on Plan benefits under the Internal Revenue Code. Plan assets consisted principally of investments in certain mutual funds sponsored by an affiliated company.

Pension cost related to the Plans is as follows (in thousands):

	10 months ended	Year Ended December 31,
	10/31/2001	2000	1999
Pension cost consists of:
Service cost benefits earned during the period	$ 706	$ 734	$1,017
Interest cost on projected benefit obligation	1,046	1,184	1,065
Expected return on Plan assets	(719)	(829)	(724)
Net amortization and deferred amounts	11	18	143

Total net periodic pension cost	$ 1,044	$1,107	$1,501

The assumptions used to develop the accrued pension obligation and pension cost are as follows:

	2001	2000	1999

Discount rate	7.75%	7.75%	7.75%
Rate of increase in compensation level	4.50	4.50	4.50
Expected long-term rate of return on assets	9.00	9.00	9.00

The Company provides various other funded and unfunded defined contribution plans, which include savings and investment plans and supplemental savings plans (under Liberty Financial through October 31, 2001 and Sun Life thereafter). Expenses related to these defined contribution plans totaled $0.8 million for the 10 month period ended October 31, 2001, and $0.9 million and $0.9 million for the years ended December 31, 2000 and 1999, respectively.

As a result of the acquisition of the Company by Sun Life of Canada (U.S.) Holdings, Inc., the Liberty Financial Pension Plan was terminated effective November 1, 2001. The employees of the Company will be eligible to participate in a plan sponsored by Sun Life when they achieve 1,000 hours of service. The gain or loss on the termination of the Plan does not have any effect on the Company's financial statements as Liberty Financial is responsible for such gain or loss.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

8. Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the estimated fair value of the Company's financial instruments. The aggregate fair-value amounts presented herein do not necessarily represent the underlying value of the Company, and, accordingly, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair-value information presented herein.

The following methods and assumptions were used by the Company in determining estimated fair value of financial instruments:

Fixed maturities and equity securities: Fair values for fixed-maturity securities are based on quoted market prices, where available. For fixed maturities not actively traded, the fair values are determined using values from independent pricing services, or, in the case of private placements, are determined by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the securities. The fair values for equity securities are based on quoted market prices.

Mortgage loans: The fair value of mortgage loans is determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

Policy loans: The carrying value of policy loans approximates fair value.

Other invested assets: The carrying value of private equity limited partnerships and all other assets classified as other invested assets in the accompanying consolidated balance sheet approximate their fair value. Fair values for call options are based on market prices quoted by the counterparty to the respective call option contract. Call options were carried at unamortized premium plus intrinsic value at December 31, 2000 and 1999, respectively.

Cash and cash equivalents: The carrying value of cash and cash equivalents approximates fair value.

Separate accounts, assets and liabilities: The estimated fair value of assets held in separate accounts is based on quoted market prices. The fair value of liabilities related to separate accounts is the amount payable on demand, which includes surrender charges.

Policy liabilities: Deferred annuity contracts are assigned fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of the future cash flows at current pricing rates.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

8. Fair Value of Financial Instruments (continued)

The fair values and carrying values of the Company's financial instruments are as follows (in thousands):

	December 31,		December 31,
	2001		2000
	Carrying Value	Fair Value	Carrying Value	Fair Value
Assets:
Fixed-maturity securities	$ 11,999,671	$ 11,999,671	$ 10,668,288	$ 10,668,288
Equity securities	39,658	39,658	76,427	76,427
Mortgage loans	6,871	7,645	9,433	10,496
Policy loans	635,938	635,938	620,824	620,824
Other invested assets	521,259	521,259	783,043	808,495
Cash and cash equivalents	2,108,083	2,108,083	1,728,279	1,728,279
Separate accounts	2,560,831	2,560,831	4,212,488	4,212,488
Liabilities:
Policy liabilities	13,627,126	13,186,518	11,968,489	11,476,275
Separate accounts	2,532,557	2,532,557	4,166,787	4,166,787

9. Quarterly Financial Data (Unaudited)

The following is a tabulation of the unaudited quarterly results of operations (in thousands):

				2001 periods
	2001 Quarters			Month ended	2 Months ended
	March 31	June 30	September 30	October 31	December 31

Net investment income, including
distributions from private equity
limited partnerships	$ 234,919	$ 235,766	$ 195,391	$ 69,565	$ 144,918
Interest credited to policyholders	148,494	153,361	148,099	48,714	107,315
Investment spread	86,425	82,405	47,292	20,851	37,603
Net realized investment (losses)/
gains	(14,372)	(3,421)	(14,021)	9,024	2,454
Net derivative income (losses)	(3,823)	8,526	(6,537)	2,280	99,972
Net change in unrealized and
undistributed gains (losses) in
private equity limited
partnerships	2,656	(17,261)	(2,483)	-	-
Fee income	18,448	19,850	17,795	7,736	10,953
Pretax income (loss) before
cumulative effect of accounting
changes	38,179	41,964	(977)	25,071	133,809
Net (loss) income	(23,877)	21,241	1,469	17,922	86,976

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

9. Quarterly Financial Data (Unaudited) (continued)
		2000 Quarters
	March 31	June 30	September 30	December 31

Net investment income, including
distributions from private equity
limited partnerships	$ 204,724	$ 215,224	$ 212,896	$ 223,964
Interest credited to policyholders	127,289	133,226	135,758	143,370
Investment spread	77,435	81,998	77,138	80,594
Net realized investment losses	(7,708)	(9,570)	(12,358)	(6,160)
Net change in unrealized and
undistributed gains in private
equity limited partnerships	14,983	7,462	5,895	3,264
Fee income	18,162	19,433	20,816	21,247
Pretax income	58,397	49,105	46,371	45,840
Net income	38,150	32,524	36,614	35,297

In 2000, the Company restated its first and second quarter results of operations and related unaudited quarterly financial statements to reflect the after-tax net change in unrealized and undistributed gains in private equity limited partnerships. The net increase in net income resulting from such changes was $9.7 million for the quarter ended March 31, 2000 and $4.9 million for the quarter ended June 30, 2000.

10. Statutory Information

The Company's primary insurance company, Keyport Life Insurance Company, is domiciled in the State of Rhode Island and prepares its statutory financial statements in accordance with accounting principles and practices prescribed or permitted by the State of Rhode Island Insurance Department. Statutory surplus and capital and statutory net (loss) income differ from stockholder's equity and net income reported in accordance with GAAP primarily because policy acquisition costs are expensed when incurred, policy liabilities are based on different assumptions and income tax expense reflects only taxes paid or currently payable. The Company's statutory surplus and net income (loss) are as follows (in thousands):

	Year ended December 31,
	2001	2000	1999

Statutory surplus and capital	$ 571,051	$ 805,235	$ 877,821
Statutory net (loss) income	(136,238)	(5,877)	116,289

Effective January 1, 2001, the State of Rhode Island required that insurance companies domiciled in the State of Rhode Island prepare their statutory basis financial statements in accordance with the NAIC Accounting Practices and Procedures manual, version effective January 1, 2001, subject to any deviations prescribed or permitted by the Commissioner of Insurance of the State of Rhode Island.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

10. Statutory Information (continued)

Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures manual, version effective January 1, 2001, are reported as changes in accounting principles for statutory purposes. As a result of these changes, the Company reported an adjustment on a statutory basis that decreased unassigned surplus by $17.4 million as of January 1, 2001, which was primarily due to deferred tax assets and liabilities established as of that date.

The Company's ability to pay dividends is subject to certain restrictions. Current Rhode Island insurance law permits the payment of dividends or distributions from the Company to its parent, which, together with dividends and distributions paid during the preceding 12 months, do not exceed the lesser of (i) 10% of statutory surplus as of the preceding December 31 or (ii) the net gain from operations for the preceding fiscal year. Any proposed dividend in excess of this amount is called an "extraordinary dividend" and may not be paid until it is approved by the Commissioner of Insurance of the State of Rhode Island. The Company paid $.1 million, $10.0 million, and $30.0 million in dividends to Liberty Financial in 2001, 2000 and 1999, respectively. In connection with the Sun Life acquisition, the Company will not be allowed to make any dividend payments for a period of 18 months without the prior approval of the Rhode Island Insurance Department. Subsequent to the 18 month period, the amounts of dividends that the Company will be able to pay will be based upon current Rhode Island insurance law.

11. Transactions with Affiliated Companies

The Company reimbursed Liberty Financial and certain affiliates for expenses incurred on its behalf for the ten-month period ended October 31, 2001 and the years ended December 31, 2000 and 1999. These reimbursements included corporate, general and administrative expenses, corporate overhead, such as executive and legal support, and investment management services. The total amounts reimbursed were $6.1 million, $7.5 million, and $7.7 million for the ten-month period ended October 31, 2001 and the years ended December 31, 2000 and 1999, respectively. In addition, certain affiliated companies distribute the Company's products and were paid $47.1 million, $39.4 million, and $18.3 million by the Company for the ten-month period ended October 31, 2001 and the years ended December 31, 2000, and 1999, respectively.

There were no material related party transactions during the two months ended December 31, 2001.

12. Commitments and Contingencies

Leases

The Company leases data processing equipment, furniture and certain office facilities from others under operating leases expiring in various years through 2008. Rental expense amounted to $7.1 million, $6.5 million, and $5.8 million for the ten-month period ended October 31, 2001 and for the years ended December 31, 2000 and 1999, respectively. The following are the minimum future rental payments under noncancelable operating leases having remaining terms in excess of one year at December 31, 2001 (in thousands):

2002	$ 4,637
2003	4,648
2004	4,692
2005	4,735
2006	4,801
Thereafter	5,562
$ 29,075

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

Legal Matters

The Company is involved at various times in litigation common to its business. In the opinion of management, provisions made for potential losses are adequate, and the resolution of any such litigation is not expected to have a material adverse effect on the Company's financial condition or its results of operations.

Regulatory Matters

Under existing guaranty fund laws in all states, insurers licensed to do business in those states can be assessed for certain obligations of insolvent insurance companies to policyholders and claimants. The actual amount of such assessments will depend upon the final outcome of rehabilitation proceedings and will be paid over several years.

Investments

The Company has extended commitments to fund additional investments in private equity limited partnerships of $200.7 million.

13. Summary of Material Differences Between Accounting Principles Generally Accepted in the United States and in Canada

The Company's consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States (U.S. GAAP). These accounting principles differ in certain material respects from accounting principles generally accepted in Canada (Cdn GAAP), including the requirements of the Office of the Superintendent of Financial Institutions Canada. The differing basis of accounting primarily changes the incidence of profit recognition over the life of an insurance contract and certain investment valuation and income recognition practices. Regardless of the accounting basis chosen, the total profit of an insurance contract will not change.

Effective after the close of business on October 31, 2001, the Company was acquired by Sun Life of Canada (U.S.) Holdings, Inc., a holding company within the Sun Life Financial holding company system. The financial statement impact of differences in accounting principles between U.S. GAAP and Cdn GAAP as of December 31, 2001 and for the two-months ended December 31, 2001, as well as a description of the material differences, follow (in thousands).

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

A) Reconciliation of selected U.S. GAAP financial statement information to Cdn. GAAP:

i) Consolidated Statements of Income:

(Amounts in US $)	Two month period ended December 31, 2001
	U.S. GAAP	Cdn. GAAP
REVENUE
Premiums	$ -	$ 453,393
Net investment income	37,603	145,018
Derivative (loss) gain	99,972	11,309
Net realized losses	2,454
Fee income	10,953	11,467
	150,982	621,187

POLICY BENEFITS AND EXPENSES
Payments to policyholders,
beneficiaries and depositors	1,128	391,770
Increase in actuarial liabilities	-	142,352
Net transfer to segregated funds	-	20,501
Acquisition expense amortization	1,439	-
Amortization of value of business acquired	3,828	-
Other expenses	10,778	40,406
	17,173	595,029

Operating income before income taxes	133,809	26,158
Income taxes	46,833	9,155

Net operating income	$ 86,976	$ 17,003

ii) Comprehensive Income (Loss):

U.S. GAAP includes the concept of comprehensive income (loss). Comprehensive income (loss) is a measure of changes in the equity of the Company during the year and includes both net income (loss) and the unrealized gains and losses on available for sale securities. Additionally, other comprehensive income (loss) includes changes to deferred policy acquisition costs ("DAC") and the income tax impact arising from the unrealized gains and losses of available for sale securities.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

13. Summary of Material Differences Between Accounting Principles Generally Accepted in the United States and in Canada (continued)

iii) Consolidated Balance Sheets:

	December 31, 2001
	U.S. GAAP	Cdn. GAAP
ASSETS
Fixed maturities	$ 11,999,671	$ 12,059,628
Common stocks	39,658	33,949
Mortgage loans	6,871	6,871
Policy loans	635,938	635,938
Other invested assets	521,259	590,610
Cash and short-term investments*	2,108,093	955,232
Invested assets	15,311,490	14,282,228

Accrued investment income	183,576	183,576
Deferred income taxes***	185,855	405,529
Deferred policy acquisition costs	28,299	-
Value of business acquired	95,155	-
Goodwill	714,755	1,194,356
Intangible assets	12,100	12,100
Receivable for investments sold	21,797	21,797
Federal income tax recoverable	1,622	-
Other assets	28,330	54,603
Separate account assets**	2,560,831	-
Total assets	$ 19,143,810	$ 16,154,189

Segregated fund net assets	$ -	$ 2,532,558

LIABILITIES AND CAPITAL AND SURPLUS
Reserves for future policy benefits	$ 13,627,126	$ 14,356,602
Payable for investments purchased and loaned	1,165,609	12,748
Deferred net realized gains	-	2,493
Federal income taxes payable	-	2,449
Other liabilities	56,837	56,417
Separate account liabilities**	2,532,557	-
Total liabilities	17,382,129	14,430,709

Stockholder's equity	1,761,681	1,723,480

Total liabilities and stockholder's equity	$ 19,143,810	$ 16,154,189

Segregated fund contract liabilities	$ -	$ 2,532,558

* Cdn. GAAP terminology is short-term securities.

** Cdn. GAAP terminology is segregated fund net assets and segregated fund contract liabilities.

*** Cdn. GAAP terminology is future income tax asset/liability.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

13. Summary of Material Differences Between Accounting Principles Generally Accepted in the United States and in Canada (continued)

iv) Consolidated Statements of Stockholder's Equity:
	Two month period ended December 31, 2001
	U.S. GAAP	Cdn. GAAP

Common stock
Balance, beginning of period	$ 3,015	$ 3,015
Activity	-	-
Balance, end of period	3,015	3,015

Paid in capital
Balance, beginning of period	1,703,462	1,703,462
Activity	-	-
Balance, end of period	1,703,462	1,703,462

Retained earnings
Balance, beginning of period	-	-
Net income	86,976	17,003
Balance, end of period	86,976	17,003

Accumulated other comprehensive (loss) income
Balance, beginning of period	-	-
Changes for the period	(31,772)	-
Balance, end of period	(31,772)	-

Total stockholder's equity	$1,761,681	$1,723,480

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

13. Summary of Material Differences Between Accounting Principles Generally Accepted in the United States and in Canada (continued)

v) Effect of material differences between U.S. GAAP and Cdn. GAAP net income (loss):

For the material differences between U.S. GAAP and Cdn. GAAP net income (loss) listed below, please refer to the following section for a description of the differences in accounting policies.

Two month period ended December 31, 2001

Net income in accordance with U.S. GAAP	$ 86,976
Adjustments related to:
Investments:
Fixed maturities	(2,355)
Common stocks	-
Derivative instruments	(88,663)
Limited partnerships	-
Other invested assets	-
Total investments	(91,018)
Deferred acquisition costs:
Deferred acquisition costs	(29,738)
Deferred acquisition costs - amortization and interest	1,439
Total deferred acquisition costs	(28,299)
Value of business acquired:
Value of business acquired - amortization and interest	3,828
Total value of business acquired	3,828
Actuarial liabilities & other policyholder revenues and expenses:
Premium and fees revenue	453,907
Payments to policyholders, beneficiaries and depositors	(283,216)
Actuarial liabilities	(142,352)
Net transfer to segregated funds	(20,501)
Total actuarial liabilities & other policyholder revenues and expenses	7,838

Income tax effect of above adjustments	(37,678)
Net income in accordance with Cdn. GAAP	$ 17,003

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

13. Summary of Material Differences Between Accounting Principles Generally Accepted in the United States and in Canada (continued)

B) The following describes the material accounting policy differences between U.S. GAAP and Cdn. GAAP applicable to the Company:

For a complete description of U.S. GAAP accounting and actuarial policies, please refer to Note 2.

i) Fixed Maturities: Under U.S. GAAP, fixed maturities are carried at fair value. The fixed maturities are classified as available for sale and after tax unrealized gains and losses (net of adjustments to DAC) are reported as a separate component of accumulated other comprehensive income. Realized investment gains and losses are calculated on a first-in, first-out basis, net of adjustments for DAC amortization. Under Cdn. GAAP, bonds are carried at amortized cost. Realized gains and losses are deferred and amortized to income using the constant yield method over the remaining period to maturity. Deferred realized gains (losses), net, on bonds at December 31, 2001 are $2,493.

ii) Stocks: Under U.S. GAAP, common stocks are carried at fair value. Common stocks are classified as available for sale and after tax unrealized gains and losses (net of adjustments to DAC) are reported as a separate component of accumulated other comprehensive income (loss). Realized investment gains and losses are calculated on a first-in, first-out basis, net of adjustments for DAC amortization. Under Cdn. GAAP, stocks are originally recorded at cost. The carrying value is adjusted annually by 15% of the difference between market value and previously adjusted carrying value. Realized gains and losses are deferred and amortized into income at the rate of 15% per year. There were no material deferred realized gains and (losses), net, on stocks at December 31, 2001.

iii) Limited Partnerships: Under U.S. GAAP, limited partnerships, which are included in other invested assets, are accounted for on either the cost method or the equity method. The equity method of accounting is used for all partnerships in which the Company has an ownership in excess of 3%. Under Cdn. GAAP, accounting for limited partnerships follows the accounting practices for the underlying investments in the partnerships. The Company invests in partnerships with underlying stock investments and therefore accounts for partnership investments on a method consistent with the accounting for stocks. There were no deferred realized gains and (losses), net, on limited partnerships at December 31, 2001.

iv) Derivatives: The Company uses interest rate swaps, total return swaps, cap agreements and call options to hedge its obligations to provide returns to its policyholders. Under U.S. GAAP, the Company has adopted and implemented Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"). SFAS requires the Company to recognize all derivatives on the balance sheet at fair value. Derivatives that are not hedges must be adjusted to fair value through income. If the derivative is a hedge, depending on the nature of the hedge, changes in the fair value of derivatives will either be offset by the change in fair value of the hedged assets, liabilities or firm commitments through earnings or recognized in accumulated other comprehensive income (loss) until the hedged item is recognized in earnings. The ineffective portion of a derivative's change in fair value will be immediately recognized in operations.

Under Cdn. GAAP, all the Company's derivatives are eligible for hedge accounting. Realized gains and losses are treated in a manner consistent with realized gains and losses of the underlying hedged assets or liabilities. The reporting basis does not affect the economic viability of any hedges.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

13. Summary of Material Differences Between Accounting Principles Generally Accepted in the United States and in Canada (continued)

v) Deferred policy acquisition costs: DAC relates to the costs of acquiring new business, which vary with, and are primarily related to, the production of new annuity business. Such acquisition costs include commissions, costs of policy issuance, and underwriting and selling expenses. Under U.S. GAAP, these costs are deferred and amortized in relation to the present value of estimated gross profits from mortality; investment spread and expense margins over the estimated lives of the contracts. DAC is adjusted for amounts relating to unrealized gains and losses on available for sale fixed-maturity securities. This adjustment, net of tax, is included with the change in net unrealized investment gains or losses that is credited or charged directly to accumulated other comprehensive income. Under Cdn. GAAP, costs of acquiring new insurance and annuity business are implicitly recognized in actuarial liabilities. The effect is to recognize these expenses over the premium paying period.

vi) Future income tax asset and liability: Under both U.S. and Cdn. GAAP, the Company provides for future income taxes on temporary differences between book and tax assets and liabilities. Differences between U.S. GAAP and Cdn. GAAP arise from differing accounting policies for assets and liabilities, the presentation of a valuation allowance in U.S. GAAP for future tax assets and differences in the recognition of tax rate changes. Differences are as follows:

	2001
	Future income tax asset		Future income tax liability
	U.S. GAAP	Cdn GAAP	U.S. GAAP	Cdn GAAP

Investments	$ 20,761	$ -	$ -	$ 38,923
Actuarial liabilities	62,311	311,226	-	-
Deferred acquisition costs	105,444	105,444	-	-
Other	1,557	27,782	4,218	-
Total	$ 190,073	$ 444,452	$ 4,218	$ 38,923

vii) Actuarial liabilities and contract holder deposits: Under U.S. GAAP, actuarial liabilities consists of deposits received plus interest, less accumulated policyholder charges, assessments and withdrawals related to deferred annuities and single-premium whole life policies. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances. Under Cdn. GAAP, actuarial liabilities are calculated in accordance with generally accepted actuarial practice. This method uses the best estimate assumptions for future experience factors adjusted to provide modest margins for adverse deviation in each experience factor.

viii) Deferred net realized gains: Under U.S. GAAP, realized investment gains and losses are calculated on a first-in, first-out basis, net of adjustments for DAC amortization. Cdn. GAAP defers and amortizes realized gains and losses on sales of invested assets.

ix) Premium revenue, fee income, maturities, and surrenders, and interest on claims and deposits: Under U.S. GAAP, amounts received for fixed and variable annuities and single-premium whole life policies, including mortality charges, surrender charges, policy fees and contract fees, are recognized when earned. Fees from investment advisory services are recognized as revenues when services are provided. Under Cdn. GAAP, premiums for universal life and other investment type contracts are recorded as revenue, and a liability for future policy benefits is established as a charge to income. Interest accrued on contracts is shown as an increase in actuarial liabilities.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

13. Summary of Material Differences Between Accounting Principles Generally Accepted in the United States and in Canada (continued)

x) Segregated funds: Under U.S. GAAP, the assets and liabilities resulting from variable annuities and variable life policies are segregated in separate accounts; any excess of the separate account assets over separate account liabilities represents the Company's investment in certain segregated funds sponsored by affiliates of the Company and the Company's separate account liabilities to policyholders are carried at an amount equal to the accumulated separate account assets attributable to policyholders. Under Cdn. GAAP, assets and liabilities of segregated funds are shown separately from general assets and liabilities of the Company. The Company's investment in segregated funds is included in other invested assets, and the Company's segregated fund liabilities to policyholders are measured at surrender value.

C) Statement of Cash Flows: Under U.S. GAAP, deposits, maturities, and withdrawals are reflected as financing activities. Under Cdn. GAAP, deposits, maturities and withdrawals related to investment-type contracts are included in operating activities; these cash flow items are as follows:

2001
Deposits and withdrawals reclassified to operating activities:
Deposits to policyholders' accounts	$ 453,393
Withdrawals from policyholders' accounts	(412,271)